SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant      ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 17, 2005

Dear Stockholder:

The annual meeting of stockholders will be held on Tuesday, April 26, 2005, at 1:00 p.m., Pacific time, in the Penthouse Boardroom, 420 Montgomery Street, San Francisco, California.

At the annual meeting you will be asked to elect directors, to approve the Company’s amended and restated Long-Term Incentive Compensation Plan, to ratify the appointment of independent auditors for 2005, and to vote on stockholder proposals regarding payday lending, executive compensation and predatory lending, performance shares, chief executive officer compensation, and separation of Board Chair and CEO positions.

For reasons explained in the accompanying proxy statement, the Board of Directors recommends that you vote FOR the director nominees, FOR the proposals in Items 2 and 3, and AGAINST the stockholder proposals in Items 4, 5, 6, 7 and 8.

We hope that you will be able to attend the meeting. If you need special assistance at the meeting because of a disability, please contact the Corporate Secretary, at least one week in advance of the meeting, at Wells Fargo Center, MAC #N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, telephone 612-667-8655. Whether or not you expect to attend, to make sure that your vote is received, please vote promptly by mail, telephone, or internet as instructed on your proxy card or voting instruction card.

Thank you for your interest in the Company.

Sincerely,

Richard M. Kovacevich

Chairman, President and Chief Executive Officer

Please vote promptly by mail, telephone, or internet regardless of whether you plan to attend the meeting. You may later decide to vote in person at the meeting if you are a stockholder of record, or you may revoke your proxy or voting instructions for any other reason before your shares are voted.

If you plan to attend the meeting in person,

please read the important information on page 4 of this proxy statement about admission to the meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 26, 2005

To the Holders of

Common Stock of Wells Fargo & Company:

The annual meeting of stockholders of Wells Fargo & Company (the “Company”) will be held in the Penthouse Boardroom, 420 Montgomery Street, San Francisco, California, on Tuesday, April 26, 2005, at 1:00 p.m., Pacific time. The purpose of the meeting is to:

1.	Elect directors.

2.	Vote on a proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.

3.	Vote on a proposal to ratify the appointment of KPMG LLP as independent auditors for 2005.

4.	Vote on a stockholder proposal regarding payday lending.

5.	Vote on a stockholder proposal regarding executive compensation and predatory lending.

6.	Vote on a stockholder proposal regarding performance shares.

7.	Vote on a stockholder proposal regarding chief executive officer compensation.

8.	Vote on a stockholder proposal regarding separation of Board Chair and CEO positions.

9.	Act on any other matters that may properly come before the meeting.

The Board recommends that stockholders vote FOR the director nominees named in the accompanying proxy statement, FOR Item 2, FOR Item 3, and AGAINST Items 4, 5, 6, 7 and 8.

Only holders of common stock at the close of business on March 8, 2005 may vote at the annual meeting or at any adjournment thereof. A list of stockholders of record who may vote at the meeting will be available during business hours for any stockholder of the Company to examine for any purpose relevant to the meeting. The list will be available for at least ten days before the meeting at the office of the General Counsel of the Company, 633 Folsom Street, San Francisco, California.

By Order of the Board of Directors,

Laurel A. Holschuh

Secretary

March 17, 2005

i

420 Montgomery Street

San Francisco, California 94104

PROXY STATEMENT

The Board of Directors of Wells Fargo & Company is soliciting proxies from its stockholders to be used at the annual meeting of stockholders on Tuesday, April 26, 2005. This proxy statement contains information related to the annual meeting. This proxy statement, the Company’s 2004 annual report, and a proxy card were mailed to stockholders of record of the Company beginning on or about March 17, 2005. Certain information appearing in this proxy statement reflects that in November 1998, Norwest Corporation changed its name to “Wells Fargo & Company” upon the merger (the “Merger”) of the former Wells Fargo & Company (the “former Wells Fargo”) into a wholly-owned subsidiary of Norwest Corporation. Norwest Corporation as it existed before the Merger is referred to as the “former Norwest.” As used in this proxy statement, the “Company” refers to the corporation named Norwest Corporation before the Merger and now named Wells Fargo & Company.

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting stockholders will be asked to elect directors, to approve the amendment and restatement of the Company’s Long-Term Incentive Compensation Plan, to ratify the appointment of independent auditors for 2005, and to vote on five stockholder proposals regarding payday lending, executive compensation and predatory lending, performance shares, chief executive officer compensation, and separation of Board Chair and CEO positions.

What are the Board’s recommendations to stockholders on how to vote on these matters?

The Board recommends that stockholders vote:

•	FOR the election of directors named in this proxy statement (Item 1).

•	FOR the Company’s amended and restated Long-Term Incentive Compensation Plan (Item 2).

•	FOR the ratification of the appointment of KPMG LLP as independent auditors for 2005 (Item 3).

•	AGAINST the stockholder proposal regarding payday lending (Item 4).

•	AGAINST the stockholder proposal regarding executive compensation and predatory lending (Item 5).

•	AGAINST the stockholder proposal regarding performance shares (Item 6).

•	AGAINST the stockholder proposal regarding chief executive officer compensation (Item 7).

•	AGAINST the stockholder proposal regarding separation of Board Chair and CEO positions (Item 8).

Will stockholders be asked to vote on any other matters?

As far as the Company’s Board of Directors and management know, stockholders at the meeting will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on March 8, 2005 may vote at the meeting. On March 8, 2005, the record date for the meeting, there were 1,695,164,833 shares of common stock outstanding. Each outstanding share is entitled to one vote.

If your shares are registered in your name on the Company’s stock records, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote your shares in person or by proxy at the annual meeting. The Company has sent its proxy materials directly to you, including a proxy card for you to use.

If you hold shares of common stock through an account with a broker, bank, or other nominee rather than directly in your own name, then your broker, bank, or other nominee is considered the stockholder of record, and you are considered the beneficial owner of these shares. The Company has supplied copies of its proxy materials for its 2005 annual meeting to the broker, bank, or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares at the annual meeting. The broker, bank, or other nominee that is the stockholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose. If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, stock exchange rules will determine whether your broker may vote your shares without first receiving instructions from you on an item being presented to stockholders for approval at the annual meeting.

For additional information on how to vote your shares, including shares you beneficially own, and how that vote is counted, see the information below under the questions “How do I vote?,” “Can I change my vote?,” and “How is the vote counted?” Information on how to vote can also be found on your proxy card if you are a stockholder of record, or the instruction card you received from your broker or bank if you are a beneficial owner.

How do I vote? Can I vote by telephone or internet?

If you are a stockholder of record, you can vote your shares of common stock in person at the annual meeting or by proxy by returning your signed proxy card, by telephone or on the internet. The deadline for voting by telephone or internet is 12 noon, Central time, on April 25, 2005.

If your shares of common stock are voted by proxy, the shares will be voted as you instruct. If you vote by returning your signed proxy card, but you do not give any voting instructions on your proxy card, your shares will be voted by the persons named as proxies on the proxy card by following the Board’s recommendations given above.

If you hold your shares through a bank, broker, or other nominee, you should follow the directions on the voting instruction card supplied to you for voting your shares.

Can I change my vote?

Yes. If you are a stockholder of record, you can revoke your signed proxy card at any time before it is voted—either by signing and returning a proxy card with a later date or by attending the annual meeting in person and voting your shares by ballot at the meeting. If you have voted your shares by telephone or internet, you can revoke your prior telephone or internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or internet vote.

If you are the beneficial owner of your shares, you may submit new instructions to your broker, bank, or other nominee.

How do I vote my shares held in the Company’s 401(k) Plan or Stock Purchase Plan or in the Wells Fargo Financial Thrift and Profit Sharing Plan?

If you participate in the Company’s 401(k) Plan or its Stock Purchase Plan, or both plans, you will receive a single instruction and proxy card that reflects all shares you may vote under each of these plans, either with a copy of this proxy statement or, if you are a participant in one of these plans who also has a Company e-mail address, after you are notified by e-mail that you can review a copy of this proxy statement on the internet. If you are an employee of a Wells Fargo Financial subsidiary of the Company who participates in the Thrift and Profit Sharing Plan (the “TAPS Plan”) and have elected to invest any portion of your TAPS Plan account in the Company’s common stock, you will receive with a copy of this proxy statement an instruction card that reflects all shares you may vote under that plan. Under the terms of the Company’s 401(k) Plan and the TAPS Plan, all shares held by each of the 401(k) Plan and TAPS Plan are voted by Wells Fargo Bank, National Association as trustee (the “Trustee”) of each plan, but you have the right to instruct the Trustee to vote the shares of the Company’s common stock allocable to your 401(k) Plan or your TAPS Plan account as of March 8, 2005, the record date for the annual meeting. Under the Stock Purchase Plan, you can vote all your Stock Purchase Plan shares directly. You can instruct the Trustee how to vote your 401(k) Plan shares or your TAPS Plan shares and/or vote your Stock Purchase Plan shares by marking and returning the 401(k) Plan and Stock Purchase Plan instruction and proxy card or the TAPS Plan instruction card. In the case of the Company’s 401(k) Plan and the Stock Purchase Plan, you can also give your voting instructions by telephone or by using the internet following the instructions on the card.

The deadline for giving your voting instructions for your 401(k) Plan and for voting your Stock Purchase Plan shares, whether by mail, telephone, or internet, is April 22, 2005. With respect to your 401(k) Plan or TAPS Plan shares, Wells Fargo Shareowner Services, as tabulation agent for the Trustee, will tabulate the votes from all participants received by the deadline. The Trustee will then determine the ratio of votes for and against each item and vote all shares held in the 401(k) Plan or the TAPS Plan according to these ratios.

On October 31, 2003, Pacific Northwest Bancorp (“PNB”) merged with a subsidiary of the Company. I understand that the Pacific Northwest Bancorp Employee Stock Ownership/Money Purchase Pension Plan (the “PNB Plan”) is a separate plan from the Company’s 401(k) Plan and Stock Purchase Plan. If I participate in the PNB Plan, how do I vote my shares?

In the merger, all shares allocated to participants under the PNB Plan were exchanged for shares of Company common stock. T. Rowe Price Trust Company (the “PNB Trustee”) is the trustee of the PNB Plan. If you are a participant in the PNB Plan, you will receive with a copy of this proxy statement an instruction card that shows all of the shares of Company common stock allocated to your account under the PNB Plan. Except as described in the next sentence, all shares of Company common stock held by the PNB Plan are voted by the PNB Trustee, but you have the right to instruct the PNB Trustee how to vote the shares of Company common stock allocable to your Plan account as of March 8, 2005, the record date for the annual meeting. Any shares held in participants’ PNB Plan accounts for which the PNB Trustee does not receive instructions will be voted by Wilmington Trust Company, which has been appointed by the Company under the terms of the PNB Plan as the independent fiduciary to vote such shares. You can instruct the PNB Trustee on how to vote your PNB Plan shares by marking and returning your instruction card as directed on the card. The deadline for giving your voting instructions on how to vote your PNB Plan shares is April 22, 2005.

Are there any requirements I must meet to attend the annual meeting in person?

Yes. Only stockholders may attend the annual meeting. An admission ticket and a form of photo identification such as a driver’s license or other identification card that has your picture on it must be presented in order to be admitted to the annual meeting. The admission ticket is printed on the back of this proxy statement. Stockholders of record may also obtain an admission ticket on the internet voting site, www.eproxy.com/wfc/. If your shares are held of record through a bank, a brokerage firm, or other holder, you must also bring a recent bank or brokerage statement that shows the shares of Company common stock you own, along with your admission ticket and photo identification. If you do not have your admission ticket, please present your photo identification to the representatives of the Company who will be available at the entrance to the annual meeting and who will either verify that your name appears in our stock records or will inspect your bank or brokerage statement as your proof of ownership.

Who pays the cost for soliciting proxies?

The cost of soliciting proxies will be paid by the Company. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation for a fee of $15,000 plus out-of-pocket expenses. Proxies may also be solicited by employees and directors of the Company by mail, telephone, fax, e-mail, or in person.

What vote is required to approve each item?

• To Elect Directors:	Under Delaware law, directors are elected by a plurality of the shares voted, so the 14 nominees receiving the greatest number of votes will be elected.

• To Approve Other Matters:	Delaware law requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the item to approve the Company’s amended and restated Long-Term Incentive Compensation Plan (Item 2), to ratify the appointment of independent auditors for 2005 (Item 3), and to approve the stockholder proposals regarding payday lending (Item 4), regarding executive compensation and predatory lending (Item 5), regarding performance shares (Item 6), regarding chief executive officer compensation (Item 7), and regarding separation of Board Chair and CEO positions (Item 8).

How is the vote counted?

A quorum consisting of the holders of a majority of the outstanding shares of common stock on the record date must be present in person or represented by proxy for the transaction of business at the annual meeting. Shares present in person at the meeting that are not voted for a director nominee or shares present by proxy where the stockholder has withheld authority to vote for a nominee will be counted in determining whether a quorum is present, but will not count toward a nominee’s plurality. Shares properly voted as “ABSTAIN” on a particular matter are considered as shares present at the meeting for quorum purposes but are treated as having voted against the matter.

If a stockholder holds shares through a broker, stock exchange rules prohibit a broker from voting shares held in a brokerage account on some proposals (a “broker non-vote”) unless the beneficial owner has given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for determining the quorum but not as having voted on the proposal. Under New York Stock Exchange rules, a member broker may not vote in its discretion on Item 2, the amended and restated Long-Term Incentive Compensation Plan, and Items 4, 5, 6, 7 and 8, the stockholder proposals being presented at the annual meeting.

Is my vote confidential?

Yes. It is the Company’s policy that all stockholder meeting proxies, ballots, and voting records that identify the vote of a particular stockholder are confidential. The vote of any stockholder will not be disclosed to any third party before the final vote count at the annual stockholders’ meeting except (1) to meet legal requirements; (2) to assert claims for or defend claims against the Company; (3) to allow the inspectors of election to certify the results of the stockholder vote; (4) if a proxy solicitation in opposition to the Board of Directors takes place; or (5) to respond to stockholders who have written comments on proxy cards or who have requested disclosure. Inspectors of election and those who count stockholder votes may not be employees of the Company but may be employees of an affiliated bank who have been instructed to comply with this policy.

What is “householding”?

Securities and Exchange Commission rules allow the Company to deliver a single copy of its proxy materials to multiple stockholders of record sharing the same address and last name, or whom the Company reasonably believes are members of the same family, who consent to receive a single copy of these materials in a manner provided by these rules. This practice is known as “householding.” Any stockholders of record sharing an address who now receive multiple copies of the Company’s annual report and proxy statement and who wish to receive only one copy of these materials per household in the future should contact Wells Fargo Shareowner Services by telephone or mail using the instructions under “How can I get a paper copy of the proxy materials?”

Stockholders of record who reside at a currently householded address will receive only one copy of the 2004 annual report and 2005 proxy statement, unless the Company receives contrary instructions from an affected stockholder. Each stockholder who resides at a householded address will be mailed a separate proxy card. The Company will promptly deliver a separate paper copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered upon the Company receiving an oral or written request from the stockholder as described below under “How can I get a paper copy of the proxy materials?”

The Company has been notified that certain brokers and banks that hold Company stock for their customers will also household annual reports and proxy statements. Any stockholders sharing an address whose shares of Company stock are held by a broker or bank, who now receive multiple copies of the Company’s annual report and proxy statement, and who wish to receive only one copy of these materials per household, should contact their broker or bank to request that only one set of these materials be delivered in the future.

Can I access the Company’s annual report and proxy statement via the internet?

The Company offers stockholders of record the opportunity to access its annual report and proxy statement (proxy materials) over the internet rather than in printed form. This gives stockholders faster delivery of these documents and saves the Company and its stockholders the cost of printing and mailing these materials. If you have already affirmatively consented to delivery of the Company’s 2004 annual report and 2005 proxy statement by internet, you may access these materials at the following internet addresses: http://www.wellsfargo.com/2004annualreport and http://www.wellsfargo.com/2005proxystatement. If you have consented to electronic delivery of these materials, but wish to receive paper copies of the proxy materials, please follow the instructions under “How can I get a paper copy of the proxy materials?” below. If you are a stockholder of record and would like to consent to delivery of the Company’s proxy materials by internet next year, please go to http://www.econsent.com/wfc/ and follow the instructions for consenting. Stockholders who have consented to receive the Company’s proxy materials via the internet may revoke their consent at any time by going to this internet address and following the instructions on how to revoke.

Stockholders who hold shares of Company common stock in a brokerage account or with a bank should contact their broker or bank directly to determine whether they can also access the Company’s proxy materials next year via the internet or how to revoke any previously given consent.

How can I get a paper copy of the proxy materials?

Any stockholder who resides at a shared address who has received a single copy of the Company’s 2004 annual report and 2005 proxy statement pursuant to householding, or any stockholder who has consented to electronic delivery of the Company’s proxy materials who wishes to receive paper copies of these proxy materials for the 2005 annual meeting and, for householded stockholders, future meetings, should contact Wells Fargo Shareowner Services by telephone at 1-651-552-6974 or 1-800-689-8788, or Wells Fargo & Company by mail at: Wells Fargo Center, MAC# N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Secretary.

STOCK OWNERSHIP

Does any stockholder own more than 5% of the Company’s common stock?

The Company does not know of any person or group that beneficially owned more than 5% of its common stock on December 31, 2004. A person is the beneficial owner of securities, as defined by the Securities and Exchange Commission, if he or she has or shares voting or investment power for such securities or has the right to obtain beneficial ownership within 60 days after such date.

How much stock do the Company’s directors and executive officers own?

The table below shows for current directors and executive officers named in the Summary Compensation Table on page 27 of this proxy statement, and all directors and executive officers as a group, the shares of common stock beneficially owned, and phantom common shares credited to plan accounts as of February 28, 2005.

	Amount and Nature of Ownership(1)
	(a)	(b)	(c)	(d)
Name	Shares of Common Stock(2)(3)	Options Exercisable within 60 days of 2/28/05	Phantom Shares(4)(5)	Total
Howard I. Atkins	56,478	788,414	18,738	863,630
J.A. Blanchard III	1,092	18,476	20,521	40,089
Susan E. Engel	1,000	18,476	15,440	34,916
Enrique Hernandez, Jr.	1,275	9,661	5,055	15,991
David A. Hoyt	61,433	1,943,581	31,699	2,036,713
Robert L. Joss	213,435	17,711	-0-	231,146
Reatha Clark King	19,530	18,476	16,909	54,915
Richard M. Kovacevich	1,651,381	5,500,008	154,909	7,306,298
Richard D. McCormick	25,519	18,476	34,157	78,152
Cynthia H. Milligan	10,685	18,476	10,352	39,513
Mark C. Oman	269,649	1,613,238	45,422	1,928,309
Philip J. Quigley	23,010	46,226	23,695	92,931
Donald B. Rice	73,357	33,476	13,880	120,713
Judith M. Runstad	7,185	23,096	908	31,189
Stephen W. Sanger	200	7,305	3,574	11,079
John G. Stumpf	88,832	1,323,908	12,335	1,425,075
Susan G. Swenson	4,318	38,476	13,432	56,226
Michael W. Wright	11,723	18,476	41,655	71,854
All directors and executive officers as a group (24 individuals)	2,798,956	14,727,892	527,738	18,054,586

(1)	Each individual and all directors and executive officers as a group own less than 1% of the Company’s outstanding shares of common stock. Except as may otherwise be stated in the footnotes below, each director and executive officer has sole voting and investment power for all shares of common stock shown opposite his or her name.

(2)	Amounts include shares of common stock allocated to the accounts of executive officers under the Wells Fargo & Company 401(k) Plan as of February 28, 2005.

(3)	For the following directors and executive officers and for all directors and executive officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power: Enrique Hernandez, Jr., 1,275 shares held in a trust of which he is a co-trustee; David A. Hoyt, 38,569 shares held in a trust of which he is a co-trustee; Reatha Clark King, 1,455 shares held jointly with her spouse; Richard M. Kovacevich, 1,572,625 shares held in trusts of which he is a co-trustee; Mark C. Oman, 227,841 shares held jointly with his spouse, 4,160 shares held as custodian for his children, and 30,000 shares held in a family limited liability company; Philip J. Quigley, 23,010 shares held in a trust of which he is a co-trustee; Donald B. Rice, 1,520 shares held by his spouse in an IRA account; Judith M. Runstad, 3,000 shares held by her spouse; John G. Stumpf, 200 shares held by his daughter; Michael W. Wright, 7,723 shares held in a trust of which he is the beneficiary, and for all directors and executive officers as a group, 2,156,596 shares held by, for, or with members of their immediate families.

(4)	Amounts include phantom shares credited to the accounts of executive officers as of February 28, 2005, pursuant to deferrals made under the terms of various compensation and deferral plans maintained by the Company, including phantom shares credited under the Company’s Supplemental 401(k) Plan to the accounts of the executive officers named in the Summary Compensation Table on page 27 of this proxy statement and all executive officers as a group, as follows: Richard M. Kovacevich, 154,909 shares; David A. Hoyt, 8,918 shares; Mark C. Oman, 35,554 shares; John G. Stumpf, 12,335 shares; Howard I. Atkins, 2,102 shares; and for all executive officers as a group, 245,764 shares.

(5)	Amounts include phantom shares credited to the accounts of directors as of February 28, 2005, pursuant to deferrals made under the terms of the Directors Stock Compensation and Deferral Plan described on pages 19 and 20 of this proxy statement under the heading “Director Compensation,” and under predecessor director compensation and deferral plans.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Policies

The Board of Directors is committed to sound and effective corporate governance principles and practices. Pursuant to this commitment, the Board has adopted corporate governance guidelines to provide the framework for the governance of the Company. These guidelines, among other matters, set forth director qualifications and standards of independence, and mandate that at least a majority of the Board and all the members of the Audit and Examination, Governance and Nominating, and Human Resources Committees meet the criteria for independence discussed on pages 17 and 18 of this proxy statement under the heading “Director Independence Determination.”

The Company expects its employees to adhere to the highest possible standards of ethics and business conduct with other employees, customers, stockholders, and the communities it serves, and to comply with all applicable laws, rules, and regulations that govern its businesses. Accordingly, the Company has had in effect for over 100 years a code of ethics for all employees. The Board has adopted a Director Code of Ethics that states the Company’s policy and standards for ethical conduct by its directors and its expectation that directors will act in a manner that serves the best interests of the Company.

Security holders and other interested persons may view the Company’s Corporate Governance Guidelines and Codes of Ethics on our website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”).

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve, and each annual stockholders’ meeting. In 2004, all of the 14 nominees for director attended the Company’s annual meeting of stockholders.

The Board of Directors held six regular meetings during 2004. The Board met in executive session without management present during three of these meetings. The committee Chair who is most familiar with the subject matter being discussed acts as the “lead” director during executive sessions. Director attendance at meetings of the Board and its committees averaged 98% during 2004, and each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served.

Committees of the Board

The Board of Directors has established five standing committees, each of which is identified below. Each committee has adopted a charter setting forth its purpose and duties. Security holders and other interested persons may view each committee’s charter on the Company’s website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”). Information about each committee of the Board, its members, purpose, and the number of meetings held in 2004 follows.

Audit and Examination Committee

Members:	Philip J. Quigley (Chair)	Cynthia H. Milligan
	J. A. Blanchard III	Judith M. Runstad
	Enrique Hernandez, Jr.	Susan G. Swenson
Reatha Clark King

Purpose:	To assist the Board of Directors in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices, and legal and regulatory compliance; to review and discuss the integrity of the Company’s financial statements and the adequacy and reliability of disclosures to stockholders; to review the qualifications and independence of the outside auditors and the performance of internal and outside auditors; to prepare the Committee report included in the Company’s annual proxy statement in accordance with SEC rules; and to perform the audit committee and fiduciary audit committee functions on behalf of the Company’s bank subsidiaries in accordance with federal banking regulations.

The Committee’s report for 2004 appears on page 52 of this proxy statement under the heading “Audit and Examination Committee Report.”

Number of Meetings in 2004:	Eight

Governance and Nominating Committee

Members:	Donald B. Rice (Chair)	Philip J. Quigley
	J. A. Blanchard III	Susan G. Swenson
	Cynthia H. Milligan	Michael W. Wright

Purpose:	To assist the Board of Directors by identifying individuals qualified to become Board members and to recommend to the Board nominees for director and director nominees for each committee; to recommend to the Board the corporate governance guidelines of the Company and oversee an annual review of the Board’s performance; to recommend to the Board a determination of each outside director’s “independence” under applicable rules and guidelines; and to review from time to time director compensation and recommend any changes for approval by the Board.

Additional information with respect to the Governance and Nominating Committee and the director nomination process can be found on pages 11 to 13 of this proxy statement.

Number of Meetings in 2004:	Two

Human Resources Committee

Members:	Michael W. Wright (Chair)	Donald B. Rice
	Susan E. Engel	Stephen W. Sanger
Richard D. McCormick

Purpose:	To discharge the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers; to produce an annual report on executive officer compensation for inclusion in the Company’s proxy statement; to conduct the annual chief executive officer performance evaluation process; to evaluate and approve compensation plans, policies, and programs of the Company applicable to executive officers; and to oversee succession planning.

Number of Meetings in 2004:	Three

Credit Committee

Members:	Robert L. Joss (Chair)	Philip J. Quigley
	J. A. Blanchard III	Susan G. Swenson
	Susan E. Engel	Michael W. Wright

Purpose:	To review the quality of the Company’s credit portfolio and the trends affecting the credit portfolio; to oversee the effectiveness and administration of credit-related policies; and to review the adequacy of the allowance for credit losses.

Number of Meetings in 2004:	Three

Finance Committee

Members:	Richard D. McCormick (Chair)	Reatha Clark King
	Susan E. Engel	Judith M. Runstad
	Enrique Hernandez, Jr.	Stephen W. Sanger
Robert L. Joss

Purpose:	To review strategies for achieving financial objectives; to review financial performance results; and to oversee the administration and effectiveness of financial risk management policies.

Number of Meetings in 2004:	Four

Director Nominations

Governance and Nominating Committee.    The Governance and Nominating Committee (the “Committee”) of the Board of Directors has been delegated the responsibility to identify, evaluate, and recommend for nomination candidates for election as new directors. Each of the members of the

Committee is an “independent director,” as determined by the Board under the rules of the New York Stock Exchange (“NYSE”) and the categorical standards of director independence adopted by the Board and described on pages 17 to 18 of this proxy statement under the heading “Director Independence Determination.”

The goal of the Committee’s nominating process is to assist the Company in attracting competent individuals with the requisite management, financial, and other expertise who will act as directors in the best interests of the Company and all its stockholders. The Committee consults with other Board members, the Company’s chief executive officer, and other Company personnel in implementing this process. The Committee will consider an individual recommended by a stockholder for nomination as a new director provided the stockholder making the recommendation follows the procedures for submitting a proposed nominee’s name and the required information described below.

Director Qualifications and Nomination Process.    The Board has approved certain minimum standards for candidates for service as a first-time director and the Committee has developed a process for identifying and evaluating first-time nominees in light of these standards and such other factors as the Committee deems appropriate. These standards, and the Committee’s evaluation process, apply to all proposed first-time nominees for directors, including those nominees recommended by stockholders. This process is based on the Committee’s familiarity with the composition of the current Board, its awareness of anticipated openings, and its assessment of desirable talents or expertise. The Committee regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry, and professional experience, and the various communities, both geographic and demographic, represented by current members. It also monitors the expected service dates of Board members, any planned retirement dates, and other anticipated events that may affect a director’s continued ability to serve. The Committee periodically reviews Board self-evaluations and information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members.

The Board has approved the following minimum qualifications for first-time nominees for director, including nominees recommended by stockholders, for election to the Company’s Board: (1) a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization; (2) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; and (3) a demonstrated ability to think and act independently as well as the ability to work constructively in a collegial environment. The Committee will determine, in its sole discretion, whether a nominee meets these minimum qualifications. Under the Company’s Restated Certificate of Incorporation, a director also must own shares of Company common stock.

In addition to these minimum qualifications, the Committee will also consider, in evaluating a candidate for nomination as a first-time director, the current composition of the Board in light of the diverse communities and geographies served by the Company and the interplay of the candidate’s experience with the experience of the other Board members, as well as such other factors as the Committee considers appropriate.

The Committee is responsible for managing the new director nomination process. The Committee identifies potential candidates for first-time nomination as a director using a variety of sources—recommendations from the chief executive officer, current Board members, contacts in communities served by the Company, or by conducting a formal search using an outside search firm selected and engaged by the Committee. The Committee then commences an inquiry to obtain sufficient information on the background of a potential new director-nominee. Included in this inquiry is an initial review of the candidate with respect to the following three factors: whether the individual meets the minimum qualifications for first-time director nominees approved by the Board; whether the individual would be considered independent under the NYSE rules and the Company’s categorical standards of director independence; and whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit and Examination and/or Human Resources Committees of the Board.

Following its initial review, the Committee arranges an introductory meeting with the candidate and the Company’s chief executive officer or the Committee Chair or, in some cases, with another director, to determine the candidate’s interest in serving on the Board. The Committee, together with several members of the Board, the chief executive officer, and, if appropriate, other key Company executives, then conducts a comprehensive interview with the candidate. If the Company and the candidate are both interested in proceeding, the Committee then reviews personal information provided by the candidate in light of the same factors used by the Committee for its initial review. The individual will also be asked to provide the information required to be disclosed in the Company’s proxy statement.

Assuming a satisfactory conclusion to the process outlined above, the Committee then presents the candidate’s name (or names, if more than one acceptable candidate has been identified by the Committee) to the Board of Directors for election as a director.

Director Nominations by Stockholders.    A stockholder who wishes to submit an individual’s name for consideration by the Committee for nomination as a director of the Company must provide (1) the stockholder’s name and address and the number of shares of Company common stock beneficially owned by the stockholder; (2) the name of the proposed nominee and the number of shares of Company common stock beneficially owned by the nominee; (3) sufficient information about the nominee’s experience and qualifications for the Committee to make a determination whether the individual would meet the minimum qualifications for directors; and (4) such individual’s written consent to serve as a director of the Company, if elected. The Committee has the right to request, and the stockholder will be required to provide, such additional information with respect to the stockholder nominee as the Committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above, including information about the proposed nominee that is required to be disclosed by the Company in its proxy statement under Regulation 14A of the Securities Exchange Act of 1934, as amended.

In order for any stockholder-proposed nominee to be considered by the Committee for election as a director at the Company’s 2006 annual meeting, a stockholder must submit by November 17, 2005 the name of the proposed nominee and other required information, in writing, addressed to: Chair, Governance and Nominating Committee, Wells Fargo & Company, P. O. Box 63750, San Francisco, California 94163.

Communications with Directors

Security holders and other interested parties who wish to communicate with the Company’s Board of Directors, including non-management directors, should refer to the information provided on the Company’s website, www.wellsfargo.com (select “About Wells Fargo,” then “Corporate Governance”).

ITEM 1—ELECTION OF DIRECTORS

Director Nominees for Election

The Board has set 14 directors as the number to be elected at the annual meeting and has nominated the individuals named below. All nominees are currently directors of the Company and have been previously elected by the stockholders. The Board has determined that except for Richard M. Kovacevich, each nominee for election as a director at the 2005 annual meeting is independent from Wells Fargo under the tests and standards outlined below under the heading “Director Independence Determination.”

Directors are elected to hold office until the next annual meeting and until their successors are elected and qualified. All nominees have informed the Company that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxyholders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion.

Biographical information about each director nominee appears below.

J. A. BLANCHARD III Mr. Blanchard, 62, became the non-executive chairman of the board of ADC Telecommunications, Inc., a provider of communications equipment and related services, in Eden Prairie, Minnesota, in August 2003, and has served as a director of ADC since November 1999. From June 2000 through September 2002, he served as chairman and chief executive officer of eFunds Corporation, an electronic payment and related services company for the financial and retail industries, in Scottsdale, Arizona. Mr. Blanchard also served as chairman, president, and chief executive officer of Deluxe Corporation from May 1995 until December 2000. He became a director of the former Norwest in 1996.

SUSAN E. ENGEL Ms. Engel, 58, has been chairwoman, chief executive officer, and a director of Department 56, Inc., a designer and marketer of collectibles and specialty giftware, in Eden Prairie, Minnesota, since November 1996. Ms. Engel also serves as a director of SUPERVALU INC. She became a director of the former Norwest in 1998.

ENRIQUE HERNANDEZ, JR. Mr. Hernandez, 49, has been chairman, president, chief executive officer, and a director of Inter-Con Security Systems, Inc., a provider of high-level security services and systems to government, utilities, and industrial customers, in Pasadena, California, since 1984. Mr. Hernandez is also a director of McDonald’s Corporation and Tribune Company and the Presiding Director of Nordstrom, Inc. He became a director of the Company in January 2003.

ROBERT L. JOSS Mr. Joss, 63, has been Philip H. Knight professor and dean of the Graduate School of Business at Stanford University, Palo Alto, California, since September 1999. From 1993 to 1999, he served as chief executive officer and managing director of Westpac Banking Corporation, Australia’s second largest banking organization. He is also a director of Agilent Technologies, Inc. and E.piphany, Inc. Mr. Joss became a director of the Company in 1999.

REATHA CLARK KING Dr. King, 66, served as chairwoman of the Board of Trustees of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, from June 2002 until her retirement in June 2003. She served as president and executive director of the General Mills Foundation from November 1988 to May 2002, and also served as vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Department 56, Inc. and Exxon Mobil Corporation. Dr. King became a director of the former Norwest in 1986.

RICHARD M. KOVACEVICH Mr. Kovacevich, 61, has served as president and chief executive officer of the Company since November 1998, and also became chairman in April 2001. From January 1993 to November 1998, he served as chief executive officer of the former Norwest. During that time he also served as president through January 1997 and as chairman from May 1995 to November 1998. Mr. Kovacevich also serves as a director of Cargill, Incorporated, Cisco Systems, Inc., and Target Corporation. Mr. Kovacevich became a director of the former Norwest in 1986.

RICHARD D. McCORMICK Mr. McCormick, 64, served as chairman of the board of US WEST, Inc., a telecommunications and data networking company in Denver, Colorado, from June 1998 until his retirement in 1999. From May 1992 to June 1998, he had been chairman, president, and chief executive officer of US WEST, Inc. Mr. McCormick also serves as a director of Health Trio, Inc., Nortel Networks Corporation, Unocal Corporation, and United Technologies Corporation. He became a director of the former Norwest in 1983.

CYNTHIA H. MILLIGAN Ms. Milligan, 58, has served as dean of the College of Business Administration at the University of Nebraska-Lincoln since June 1998. From March 1991 to May 1998, she was president and chief executive officer of Cynthia Milligan & Associates in Lincoln, Nebraska, a consulting firm to financial institutions. Ms. Milligan also serves as a director of Calvert Funds and Raven Industries, Inc. She became a director of the former Norwest in 1992.

PHILIP J. QUIGLEY Mr. Quigley, 62, served as chairman, president, and chief executive officer of Pacific Telesis Group, a telecommunications holding company in San Francisco, California, from April 1994 until his retirement in December 1997. He also serves as a director of SRI International, Nuance Communications, Inc. and as an advisory director of Thomas Weisel Partners LLC. Mr. Quigley became a director of the former Wells Fargo in 1994.

DONALD B. RICE Mr. Rice, 65, has been president, chief executive officer, and a director of Agensys, Inc. (formerly UroGenesys, Inc.), a privately-held biotechnology research and development company in Santa Monica, California, since December 1996, and chairman of the board since February 2002. He also serves as a director of Amgen Inc., Vulcan Materials Company, and Unocal Corporation. Mr. Rice served as a director of the former Wells Fargo from 1980 to 1989, and rejoined the board of the former Wells Fargo in 1993.

JUDITH M. RUNSTAD Ms. Runstad, 60, is of counsel to Foster Pepper & Shefelman PLLC, a law firm in Seattle, Washington, and was a partner of the firm from April 1979 to January 1997. She specializes in real estate development, land use, and environmental law. She is also a director of SAFECO Corporation and Potlatch Corporation. Ms. Runstad became a director of the former Wells Fargo in 1998.

STEPHEN W. SANGER Mr. Sanger, 58, has served as chairman and chief executive officer since May 1995, and as a director since 1992, of General Mills, Inc., a packaged food producer and distributor, in Minneapolis, Minnesota. He is also a director of Target Corporation. Mr. Sanger became a director of the Company in 2003.

SUSAN G. SWENSON Ms. Swenson, 56, became chief operating officer of T-Mobile USA, Inc., a wireless communications carrier in Bellevue, Washington, in February 2004. She served as president and chief operating officer of Leap Wireless International, Inc. from July 1999 until January 2004. From March 1994 to July 1999, she was president and chief executive officer of Cellular One. She is also a director of palmOne, Inc. Ms. Swenson became a director of the former Wells Fargo in 1994.

MICHAEL W. WRIGHT Mr. Wright, 66, served as chairman, president, and chief executive officer of SUPERVALU INC., a food distributor and retailer headquartered in Minneapolis, Minnesota, from June 1981 until June 2000, and as chairman and chief executive officer until June 2001, when he retired as chief executive officer. Mr. Wright retired as chairman and as a director of SUPERVALU INC. in June 2002. He is also a director of Canadian Pacific Railway Company, Cargill, Incorporated, Honeywell International Inc., and S. C. Johnson & Son, Inc. Mr. Wright became a director of the former Norwest in 1991.

Director Independence Determination

At its meeting on January 25, 2005, the Board of Directors considered information regarding the relationships between each director and his or her family, on the one hand, and the Company and its subsidiaries (“Wells Fargo”), on the other, for the purpose of determining a director’s independence from Wells Fargo. The Board made its determinations under the bright-line tests of the NYSE and, as mandated by the NYSE, also considered whether the significance of any of these relationships would impair the director’s independence. To assist it in making the latter determination, the Board reviewed these relationships in light of the categorical standards of independence adopted by the Board in 2004 and described below. After reviewing the information presented to it, the Board concluded that each nominee for director named above, except Mr. Kovacevich, satisfied both the NYSE bright-line tests and the Company’s own categorical standards of independence.

NYSE “Bright-Line” Tests.    Under NYSE rules, a director will not be considered independent if he or she is, or was an employee of Wells Fargo within the past three years or if an immediate family member was an executive officer of Wells Fargo during that time. The director may not have received more than $100,000 in compensation other than director’s fees and deferred compensation during any twelve-month period within the past three years, and no immediate family member may have received more than $100,000 from Wells Fargo during that time, excluding compensation for service as a non-executive employee. The director may not be a current partner or employee of KPMG or Wells Fargo’s internal auditor; no immediate family member may be a current employee of KPMG or Wells Fargo’s internal auditor participating in the firm’s audit, assurance, or tax compliance (but not planning) practice; and neither the director nor an immediate family member within the past three years may have been a partner or employee of KPMG or Wells Fargo’s internal auditor who personally worked on Wells Fargo’s audit during that time. Also within the last three years, neither the director nor an immediate family member may have been or may currently serve as an executive officer of another company which had a present executive officer of the Company serving on the compensation committee of its board of directors. Finally, the director may not be a current employee, nor may an immediate family member be a current executive officer of another company that has made payments to or received payments from Wells Fargo in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues.

Company’s Categorical Standards of Director Independence.    A director will be considered independent under the categorical standards adopted by the Company’s Board so long as all business and tax exempt organization relationships between Wells Fargo and either the director, any immediate family member in the director’s home, or any business or professional entity of which the director is an officer, partner, or a 10% or greater owner are non-preferential and comply with applicable law. In addition, any entity of which the director is an officer or employee or in which the director is a partner or has a 10% ownership interest, any law firm to which the director is of counsel, or any entity of which an immediate family member is an executive officer may make payments to, or receive payments from, Wells Fargo for goods and services so long as such payments last year were less than the greater of $1 million or 2% of the other entity’s consolidated gross revenues for that period and such property or services were provided or received in the ordinary course of business of each of the parties. A director who is, or whose immediate family member residing in the director’s home is, an executive officer of a non-profit institution will be independent of Wells Fargo if contributions to the institution (excluding matching gifts) by Wells Fargo and its foundation did not exceed the greater of $1 million or 2% of the institution’s consolidated gross revenues for the most recent year that such information is available. The director may not have received more than $60,000 during the last year for personal services rendered to Wells Fargo, excluding services as a director. Wells Fargo may have employed an immediate family member of the director during the past year so long as the immediate family member was not an executive officer, did not reside in the director’s home, and the family member’s compensation was established in accordance with Wells Fargo’s employment and compensation practices applicable to employees holding comparable positions.

For purposes of the foregoing discussion, an “immediate family member” means any of the director’s spouse, parents, children, brothers, sisters, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the director’s home.

Additional Information About Directors; Compensation Committee Interlocks and Insider Participation

The following information is provided to comply with SEC rules regarding disclosure of certain relationships and transactions with directors. This information was considered by the Board of Directors in determining a director’s independence from Wells Fargo under NYSE bright-line tests and the Company’s categorical standards of independence described above.

Wells Fargo Bank, National Association (the “Bank”) holds a 20% interest in Shanghai Commercial Bank Limited (“SCB”), and has the right to nominate two persons for election to SCB’s board of directors. Pursuant to this right, Robert L. Joss has served as a director of SCB since 2002, and the Bank expects to nominate him for continued service on SCB’s board. In 2004, the Bank paid Mr. Joss $30,000 for serving as a director of SCB and providing advice regarding the Bank’s position on specific issues regarding SCB. This arrangement was terminated effective as of December 31, 2004. The Bank does not have any agreements with SCB with respect to compensation SCB may determine to pay Mr. Joss directly for his service as one of its directors.

Judith M. Runstad is of counsel to the law firm of Foster Pepper & Shefelman PLLC which performed legal services for the Bank in connection with a financing transaction in 2004 for aggregate fees of $7,500.

Enrique Hernandez, Jr. has a sister who is the owner of Hillcrest Commonwealth Associates, LLC (“Hillcrest”). Hillcrest leases space in a building in La Canada, California to the Bank for use as a retail banking facility. For 2004, the Bank paid Hillcrest under the lease an annual rental of approximately $87,900, plus the Bank’s share of taxes, insurance, and common area maintenance expenses on the leased facility. Beginning in 2005, the Bank intends to expand its facility and enter into a new lease with Hillcrest for the entire building for an approximate annual rental of $175,000, plus taxes and insurance, with the Bank providing other maintenance services at its own expense. The Company believes that the rent and other expenses paid to Hillcrest under the lease are comparable to the cost to the Bank to lease similar property in the La Canada area.

Susan G. Swenson served as a director and as president and chief operating officer of Leap Wireless International, Inc. and substantially all of its subsidiaries (collectively, “Leap”), a wireless communications carrier, from July 1999 until January 2004. On April 13, 2003, Leap filed voluntary petitions for relief under Chapter 11 in the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”). On October 22, 2003, the Bankruptcy Court confirmed Leap’s Joint Plan of Reorganization, subject to its compliance with certain terms and conditions. Leap completed its financial restructuring pursuant to the plan and emerged from Chapter 11 on August 17, 2004.

Donald B. Rice and Michael W. Wright each have an adult child, and Cynthia H. Milligan has a brother, each of whom is an employee of the Company or a subsidiary of the Company and was paid compensation in 2004 of more than $100,000 but less than $350,000 and received one or more other employee perquisites and benefits, including stock options. These immediate family members are three of the approximately 150,000 employees of the Company and do not report directly to any executive officer of the Company. The compensation, stock option grants, and other benefits received by each were established by the Company in accordance with its employment and compensation practices applicable to employees holding comparable positions.

Mr. Wright is the Chair, and Mr. Rice, Susan E. Engel, and Stephen W. Sanger are members of the Human Resources Committee (the “HRC”) of the Board of Directors. The HRC determines the compensation to be paid to the Company’s chief executive officer (subject to ratification by the Board) and to other executive officers, including the executive officers named in the Summary Compensation Table appearing on page 27 of this proxy statement. Information on the employment of Mr. Wright’s and Mr. Rice’s adult children by the Company or its subsidiary is provided above. In addition, Mr. Rice, two of Mr. Rice’s adult children, Ms. Engel, and Mr. Sanger each had a mortgage loan during 2004 from Wells Fargo Home Mortgage, Inc. (“WFHMI”), a subsidiary of the Company. Information on these loans is included in the loan table beginning on page 36 of this proxy statement. These loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans were transferred to Wells Fargo Bank, National Association upon WFHMI’s merger with the Bank in May 2004.

Director Compensation

Annual Compensation.    Non-employee directors receive an annual cash retainer and other compensation for service as directors in the form of a formula stock award and stock option grant under the Company’s Directors Stock Compensation and Deferral Plan (the “Directors Plan”).

Each non-employee director who served on the Board of the Company during 2004 received a cash retainer at an annual rate of $50,000 plus $1,500 for each Board or committee meeting attended. The Chairs of the Credit, Finance, Governance and Nominating, and Human Resources Committees were paid an additional annual fee of $10,000. The Chair of the Audit and Examination Committee was paid an additional fee of $20,000. Effective January 1, 2005, the annual cash retainer was increased to $65,000 plus $1,600 for each Board or committee meeting attended. The annual fee to be paid to each of the chairs of the Credit, Finance, and Governance and Nominating Committees was set at $15,000; the annual fee to be paid to the chair of the Human Resources Committee was set at $20,000; and the annual fee to be paid to the chair of the Audit and Examination Committee was set at $25,000.

Within five years after joining the Board, directors are expected to own Company common stock having a value equal to five times the cash portion of the annual retainer. Each director has met, or for any director who has served fewer than five years is on track to meet, these ownership requirements. Information with respect to the stock-based compensation paid to non-employee directors in 2004 under the formula stock award and stock option programs of, and the deferral program available under the Directors Plan, appears below.

Formula Stock Awards.    Each non-employee director who has served on the Board for at least the month of April in any year and is re-elected as a director at the annual meeting of stockholders held that year or who is elected to the Board before September 30 in that year will receive, as of the date of the annual meeting or September 30, as the case may be, an award of shares of Company common stock. For 2004, the amount of this award was worth $50,000, and each current non-employee director received 887 shares of Company common stock. For 2005, this award was increased to $65,000. Non-employee directors who are elected to the Board after September 30 and before April 1 in any year will receive an award of Company stock worth, for 2005, $32,500.

Stock Options.    Each non-employee director elected or re-elected at the annual meeting of stockholders receives an option, having a Black-Scholes value of $57,000, to purchase Company common stock at an option exercise price equal to the closing price per share of the common stock as of the trading day immediately preceding the date of the meeting. A non-employee director joining the Board at another time will receive a stock option with a pro-rated value and an option exercise price equal to the closing price per share of Company common stock as of the trading day immediately preceding the date of joining the Board. The options become exercisable six months after grant and remain exercisable for ten years. Directors who exercise an option granted under the plan before September 28, 2004 by delivering shares of previously owned Company common stock or shares purchased in the market, will be granted a reload option. No reload stock option will be granted with respect to an option granted on or after September 28, 2004. A reload option allows the director to purchase the same number of whole shares of Company common stock, at the closing price per share as of the trading day immediately preceding the date the original option was exercised, as were used to pay the option exercise price. A reload option is exercisable at any time during the remaining term of the original option. Under this program, all current non-employee directors received options to purchase 3,920 shares of Company common stock at $56.39 per share as of April 27, 2004.

Deferral Program.    A non-employee director may defer all or part of his or her annual retainer, meeting fees, and formula stock awards under the deferral program of the Directors Plan. The annual retainer and meeting fees may be deferred into either an interest-bearing account or phantom shares of Company common stock with dividends reinvested. All other deferrals may be made only into phantom shares of Company common stock with the reinvestment of dividends. Deferred amounts are paid in the same form in which they are invested, either in a lump sum or in installments, at the election of the director.

Personal Liability Insurance.    The Company also provides an excess personal liability insurance policy for non-employee directors with an individual coverage limit of $5,000,000. For 2004, the annual premium paid for this policy on behalf of, and the income imputed to each such director for such payment was $950.

EXECUTIVE COMPENSATION

(How the Company Pays Its Executive Officers)

Report of the Human Resources Committee on Executive Compensation

This Report on Executive Compensation is furnished by the Board’s Human Resources Committee (the “Committee”). This report describes, using a question-and-answer format, the Committee’s objectives and the procedures used to determine 2004 compensation for the Chief Executive Officer and the other highest paid executive officers listed in the Summary Compensation Table on page 27 of this proxy statement.

What are the goals of the Company’s compensation policies?

The Company’s compensation policies have two goals:

•	To help the Company compete with large financial services and other large companies in the United States in attracting and retaining highly qualified individuals as executive officers.

•	To pay executive officers based on their contributions to the Company’s performance.

What is the function of the Committee?

The Committee reviews competitive compensation data, including salary, bonus, and long-term incentives, from a comparison group of financial services companies for the purpose of establishing overall compensation for executive officers. The Committee approves, and submits to the Board of Directors for ratification, the annual base salary for the Chief Executive Officer and approves the annual base salaries for other executive officers. It administers the Company’s “Performance-Based Compensation Policy” (the “Performance Policy” or “Policy”), including establishing one or more alternative performance goals at the beginning of each year for executive officers covered by the Performance Policy, certifying achievement of the goals, and determining the amount of annual incentive compensation payable to executive officers if one or more of the goals are met, subject to the maximum limit on incentive compensation under the Policy. The Committee also determines long-term compensation awards for executive officers in the form of stock options and other stock-based awards under the Company’s Long-Term Incentive Compensation Plan (the “LTICP”). In the case of the Chief Executive Officer, the Committee approves, and submits to the Board of Directors for ratification, the annual incentive and long-term compensation awards to be made to the Chief Executive Officer. The Committee also conducts the annual performance evaluation of the Chief Executive Officer. The Chair of the Committee presides at the presentation of this evaluation to the Board of Directors meeting in executive session.

More detailed information on the Committee and its procedures for determining compensation for the Chief Executive Officer and the other executive officers named in the Summary Compensation Table can be found below under the heading “How does the Company pay its executive officers?”

What is the purpose of the Performance Policy?

The Company adopted the Performance Policy to comply with Section 162(m) of the Internal Revenue Code with respect to incentive compensation. This law places limits on tax deductions for annual compensation expense in excess of $1,000,000 for the chief executive officer and certain other highest paid executive officers. These deduction limits do not apply if:

•	The amount of the compensation is subject to a maximum;

•	The executive officer has met one or more pre-established business performance goals; and

•	The maximum compensation amount and the business criteria on which the performance goals are based have been approved by stockholders.

The Performance Policy, which contains these business criteria and the maximum compensation amount, was originally approved by stockholders at the 1994 annual meeting and was most recently amended and reapproved by stockholders at the 2003 annual meeting.

How does the Company pay its executive officers?

Compensation for the Chief Executive Officer and the other executive officers named in the Summary Compensation Table consists of annual compensation (base salary and an incentive compensation award) and long-term compensation. The Committee sets base salary ranges for executive officers using available compensation data for the prior year from a comparison group of financial services organizations. It also awards annual incentive compensation, usually in cash, and long-term compensation in the form of stock options or other stock-based awards under the Company’s LTICP to the Company’s Chief Executive Officer and other executive officers. In connection with its compensation decisions, the Committee has also retained the services, and seeks the advice and opinion of an independent consultant with respect to the Company’s executive compensation programs and pay practices. The discussion below applies generally to the 2004 annual salary, incentive compensation, and long-term compensation approved by the Committee and submitted to the Board of Directors for ratification, in the case of Mr. Kovacevich, as Chief Executive Officer of the Company, and approved by the Committee for the other executive officers named in the Summary Compensation Table. A more complete description of Mr. Kovacevich’s 2004 compensation can be found below under the heading “How is the Chief Executive Officer’s compensation determined?”

Howard I. Atkins, who is named in the Summary Compensation Table, is considered a covered executive officer under the Policy. Mr. Atkins entered into an employment arrangement with the Company upon his employment as Chief Financial Officer in August 2001. This arrangement provided for certain stock-based compensation awarded in 2003 and 2004, as well as certain other benefits. The terms of Mr. Atkins’ employment arrangement are discussed on pages 34 and 35 of this proxy statement under the heading “Other Compensation Arrangements for Certain Executive Officers.”

Annual Compensation.    To establish base salaries and determine final annual incentive compensation awards, the Committee considered available competitive compensation data from a comparison group (the “Peer Group”), consisting of nine large, publicly-traded financial services companies with total market capitalization as of December 31, 2004 comparable to that of the Company.1 The Committee considers that these organizations, based on their size and prominence in the financial services market, compete directly with the Company for senior management. As a result, these companies establish the competitive compensation benchmarks the Company must consider in order to retain and attract top talent.

Base Salaries.    Mr. Kovacevich, as the Company’s Chief Executive Officer, recommends the individual base salaries for all other executive officers. The Committee approves base salaries for these executive officers and approves and recommends Mr. Kovacevich’s base salary for ratification by the Board of Directors. For these other executive officers, salaries are reviewed each year and adjusted periodically, typically at intervals of 12 months or more. The Committee adjusts salaries after considering the relationship of the executive officer’s current salary to the base salary range for the position and after its subjective evaluation of the executive officer’s overall performance. Base salaries paid in 2004 to executive officers named in the Summary Compensation Table were near the median of estimated base salaries of the Peer Group.

Incentive Compensation.    The Performance Policy governs annual incentive compensation for each covered executive officer. The Policy defines a covered executive officer as an individual who, on the last day of a taxable year, is the Chief Executive Officer of the Company or is acting in such

[1]	The financial services organizations included in the Peer Group as of December 31, 2004, in addition to the Company are: American Express Company, Bank of America Corporation, Bank of New York Company, Inc., Citigroup, Inc., Fifth Third Bancorp, J.P. Morgan Chase & Co., Incorporated, U.S. Bancorp, Wachovia Corporation, and Washington Mutual, Inc.

capacity or is among the four highest paid executive officers (other than the Chief Executive Officer) of the Company determined under Securities and Exchange Commission rules. Mr. Kovacevich and each other covered executive officer are included in the Summary Compensation Table.

Under the Policy, payment of an incentive compensation award to a covered executive officer depends upon achievement of one or more performance goals. The Committee establishes these goals in writing at the beginning of each year. The Committee has the discretion under the Policy to reduce the incentive compensation award to a covered executive officer from the maximum award permitted by the Policy, even though the officer may have met the performance goals.

In exercising this discretion, the Committee reviews available competitive market data from the prior year and reasonable estimates of incentive compensation to be paid by the financial services organizations in the Peer Group to their executive officers for the most recently completed year. To determine the incentive compensation award to the Chief Executive Officer that the Committee approves and submits to the Board of Directors for ratification, the Committee also considers the Company’s financial performance based on certain financial factors and the performance of the Chief Executive Officer in the areas of leadership, strategy, and control, as discussed below under the heading “How is the Chief Executive Officer’s compensation determined?” The Committee also considers the Chief Executive Officer’s recommendations in approving incentive compensation awards for other covered executive officers.

The maximum amount of an incentive compensation award payable under the Policy for any year to any covered executive officer who has met one or more of the pre-established performance goals, may not be greater than one-half of one percent (0.5%) of the Company’s Net Income2 for the year. Based on the Company’s 2004 Net Income of $7.0 billion, the maximum incentive compensation award payable under the Policy would have been approximately $35 million (0.5% of $7.0 billion).

For 2004, the Committee established alternative performance goals for Mr. Kovacevich, as Chief Executive Officer, and for each other covered executive officer. These performance goals were based on the Company’s “Earnings Per Share” and “Return on Realized Common Equity,” as defined in the Policy.

Mr. Kovacevich and each other covered executive officer met the respective performance goals for 2004. Based on the Committee’s certification that the performance goals established by the Committee had been met, its review of projected 2004 executive officer incentive compensation data from the Peer Group, and the Company’s performance for 2004, the Committee determined and approved, and submitted to the Board of Directors for ratification, with respect to Mr. Kovacevich, and awarded to each other covered executive officer an incentive award under the Policy. No covered executive officer, including the Chief Executive Officer, received the maximum incentive compensation award under the Policy. Each incentive award consists of cash in the amount shown for 2004 in column (d) of the Summary Compensation Table.

Long-Term Compensation.    Long-term compensation is provided primarily in the form of stock option grants awarded under the LTICP. The purpose of long-term compensation is to increase

[2]	The term “Net Income” means the Company’s net income as reported in the Company’s consolidated financial statements for the applicable year adjusted to eliminate the effect of (1) losses resulting from discontinued operations; (2) extraordinary gains or losses; (3) the cumulative effect of changes in generally accepted accounting principles; and (4) any other unusual, non-recurring gain or loss which is separately identified and quantified in the Company’s financial statements. No adjustments were made to the Company’s 2004 net income pursuant to the Policy.

management ownership of stock and to provide an incentive to executive officers to improve the long-term performance of the Company.

In determining original option grants each year, the Committee considers the stock option grant practices of the Peer Group at the time of grant. The Committee also considers long-term corporate performance and individual contributions over time in determining grants. Stock options granted by the Committee to covered executive officers under the LTICP are considered performance-based compensation under Section 162(m) of the Internal Revenue Code and are not subject to the Performance Policy. Under stock ownership guidelines established by the Committee, each executive officer is expected to retain shares of the Company’s common stock equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) acquired through option exercises. The number of shares expected to be owned under these guidelines continues to increase each time an executive officer exercises a stock option. The Chief Executive Officer and each other executive officer named in the Summary Compensation Table have either satisfied or exceeded these ownership guidelines.

Information with respect to option grants made in 2004 under the LTICP to the Chief Executive Officer and the other executive officers named in the Summary Compensation Table appears in the table headed “Option/SAR Grants in Last Fiscal Year” and related footnotes (see page 29 of this proxy statement). The Board of Directors has approved, and recommends to stockholders for approval at the 2005 annual meeting, an amendment and restatement of the LTICP. Information about the LTICP, as proposed to be amended and restated, may be found under Item 2 on pages 43 to 50 of this proxy statement. A complete copy of the amended and restated LTICP is attached as Exhibit A.

Other Compensation.    Executive officers also receive various perquisites and supplemental retirement benefits of a type and value comparable to those made available to executive officers of Peer Group organizations. They also receive retirement and medical benefits generally available to the Company’s employees. Additional information with respect to the type and amount of perquisites and other benefits received by the Chief Executive Officer and the other named executive officers appears in column (e) and footnotes (2) and (3) to the Summary Compensation Table, and under the headings “Other Information about Directors and Executive Officers—Relocation Program” on pages 36 to 38 of this proxy statement. Information with respect to the amount and type of supplemental retirement benefits for executive officers is included in column (i) of, and footnote (6) to the Summary Compensation Table, and also under the heading “Pension Plans and Other Retirement Arrangements” on pages 30 to 34 of this proxy statement.

How is the Chief Executive Officer’s compensation determined?

The Committee determined Mr. Kovacevich’s 2004 salary based on the salary procedures described above for covered executive officers. With respect to Mr. Kovacevich’s incentive award under the Policy, the Committee certified that Mr. Kovacevich had met the performance goals based on the Company’s 2004 Return on Realized Common Equity and Earnings Per Share, as determined pursuant to the Policy. The Committee concluded that Mr. Kovacevich was eligible to receive the maximum incentive compensation award under the Policy, but used its discretion to reduce the award.

In exercising its discretion, the Committee reviewed the Company’s overall growth in revenue, net income, and lending activity, and evaluated the Company’s financial performance based on factors including total stockholder return (assuming reinvestment of dividends), total market capitalization, return on common equity, return on assets, earnings per share growth, loan loss reserves as a percentage of total non-performing loans, and non-performing loans as a percentage of total loans. The Committee also compared the Company’s performance to that of the financial services organizations included in the Peer Group using these same factors. In particular, the Committee noted the further strengthening of the Company’s already solid financial position, the increase in the Company’s market capitalization, and a decrease in non-performing loans as a percentage of total loans to the lowest level in five years. The Committee also considered the results of Mr. Kovacevich’s annual performance review as Chief Executive Officer. Pursuant to this review, the Committee evaluated Mr. Kovacevich on, among other factors, leadership in the organization, development and implementation of strategic direction, maintenance of a strong control environment, and the adequate development of talent in the Company. The Committee ultimately exercised its discretion to determine Mr. Kovacevich’s 2004 incentive award based on (1) its evaluation of the Company’s 2004 overall performance and (2) the aggregate compensation paid by Peer Group organizations to their chief executive officers. Based on Mr. Kovacevich’s achievement of the performance goals, and the Committee’s exercise of its discretion to reduce incentive awards under the Policy, the Committee awarded incentive compensation for 2004 to Mr. Kovacevich of $7,500,000, and submitted this award to the Board of Directors for ratification. The Board of Directors of the Company, meeting in executive session, ratified the award to Mr. Kovacevich.

Members of the Human Resources Committee:

        Michael W. Wright, Chair

        Susan E. Engel

        Richard D. McCormick

        Donald B. Rice

        Stephen W. Sanger

STOCK PERFORMANCE

The graphs presented below compare the cumulative total return on the Company’s common stock (NYSE trading symbol “WFC”) for the five- and ten-year periods ended December 31, 2004, with the cumulative total returns for the same periods for the Keefe, Bruyette and Woods 50 Total Return Index (the “KBW 50 Bank Index”) and the S&P 500 Index.

The cumulative total stockholder return computations in the graphs assume the investment of $100 in Company common stock, the KBW 50 Bank Index, and the S&P 500 Index. For purposes of these graphs, the stock performance used to compute total stockholder return for the Company for all years prior to 1998 is the stock performance of the former Norwest, as the ongoing company after the Merger.

	1999	2000	2001	2002	2003	2004
Wells Fargo (WFC)	$100	$141	$112	$124	$160	$174
S&P 500	100	91	80	62	80	89
KBW 50	100	120	115	107	143	158

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Wells Fargo (WFC)	$100	$146	$197	$359	$377	$389	$547	$436	$481	$622	$678
S&P 500	100	137	169	225	289	350	318	281	219	281	312
KBW 50	100	160	227	331	359	346	416	399	371	496	546

COMPENSATION TABLES AND INFORMATION

The table below shows the cash and non-cash compensation paid to the Chief Executive Officer and the four next highest paid executive officers of the Company for the last three years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)(3)	Restricted Stock Award(s) ($)(4)	Securities Underlying Options/ SARs (#)(5)	All Other Compensation ($)(6)
Richard M. Kovacevich Chairman, President and Chief Executive Officer	2004 2003 2002	$995,000 995,000 995,000	$7,500,000 7,500,000 7,000,000	$258,774 102,179 96,389	$ — — —	1,853,306 865,740 865,330	$509,602 479,700 203,700
David A. Hoyt Group Executive Vice President, Wholesale Banking	2004 2003 2002	550,000 545,833 525,000	2,750,000 2,750,000 1,675,000	984 828 2,558	— — —	309,520 330,560 366,481	197,902 133,250 78,120
Mark C. Oman Group Executive Vice President, Mortgage and Home Equity	2004 2003 2002	500,000 500,000 485,417	2,500,000 2,500,000 2,250,000	5,274 5,932 78,405	— — —	509,571 331,448 355,417	179,902 165,000 149,125
John G. Stumpf Group Executive Vice President, Community Banking	2004 2003 2002	470,833 450,000 420,833	2,375,000 1,900,000 2,025,000	100,538 184,284 460,290	— — 500,018	313,254 275,470 196,670	142,152 148,500 58,850
Howard I. Atkins Executive Vice President and Chief Financial Officer	2004 2003 2002	550,000 550,000 550,000	2,200,000 2,200,000 1,650,000	266,247 148,902 255,836	— — —	171,960 196,760 —	163,086 132,000 —

(1)	The amounts shown for 2004 represent the incentive compensation awards for 2004 which are paid in 2005.

(2)	Executive officers, including the Chief Executive Officer, are entitled to receive various perquisites and reimbursement for the payment of taxes on certain of these perquisites. These perquisites include the opportunity to participate in a personal financial planning program offered at Company expense, or in the alternative, to obtain reimbursement from the Company of up to $20,000 in personal financial planning expenses using a financial planner selected by the executive officer, a car allowance, parking, social club dues, and the annual cost of a security system at the executive officer’s primary residence, or for the Chief Executive Officer, his primary and secondary residences. Executives who relocate are also entitled to receive certain relocation benefits. In addition, for the executive officer having the title of chairman (currently, Richard M. Kovacevich), these perquisites also include use of Company-provided aircraft for personal air travel pursuant to a security policy adopted by the Board of Directors of the Company. Mr. Kovacevich’s personal use of Company-provided aircraft has been valued at the incremental cost of such use to the Company. The amounts shown for the years 2002-2004 in column (e) to the above table include, if applicable, perquisites and other personal benefits to a named executive officer having a total value greater than $50,000 and reimbursements for the payment of taxes on certain perquisites.

(3)	During the period 2002-2004, Messrs. Kovacevich, Oman, Stumpf, and Atkins received certain perquisites and other personal benefits totaling more than $50,000 in one or more of the years included in this period. The total amounts of these perquisites and benefits (and the amount and type of each perquisite or personal benefit that was greater than 25% of the total received) and the years in which they were received are as follows: Mr. Kovacevich, 2002—$91,133; 2003—$100,665 (including for 2002 and 2003, $73,553 and $77,566, respectively, for personal use of Company-provided aircraft); and 2004—$197,098 (including $125,000 in filing fees paid by the Company on Mr. Kovacevich’s behalf in connection with a required Hart-Scott-Rodino filing relating to his anticipated future acquisitions of Company common stock pursuant to stock option exercises and Company benefit plans and $61,593 for personal use of Company-provided aircraft); Mr. Oman, 2002—$68,287 (including $48,000 in car allowance); Mr. Stumpf, 2002—$422,973 (including $207,340 in transfer bonuses and $133,750 in selling expenses paid on behalf of Mr. Stumpf in connection with the sale of his Denver residence following his transfer from Denver to San Francisco); 2003—$176,793 (including $64,500 in transfer bonuses and $67,055 in selling expenses paid on behalf of Mr. Stumpf in connection with the sale of his Denver residence); 2004—$94,428 (including $64,500 in transfer bonuses relating to his transfer from Denver to San Francisco); Mr. Atkins, 2002—$191,936 (including $87,484 in mortgage interest subsidies on a first mortgage and mortgage interest on a second mortgage down payment loan in connection with his purchase of a new home in San Francisco, and $49,896 in selling expenses relating to the sale of his New York City residence following his relocation to San Francisco upon his employment with the Company); 2003—$117,298 (including $77,991 in mortgage interest subsidies on a first mortgage and mortgage interest on a second mortgage down payment loan relating to his San Francisco home); 2004—$224,808 (including $61,731 in mortgage interest subsidies and mortgage interest on mortgages on his San Francisco home and $107,431 in selling expenses relating to the sale of his Connecticut residence following his relocation to San Francisco). The amounts shown above for Messrs. Stumpf and Atkins as perquisites consist primarily of payments made to or on behalf of these executive officers under the Company’s relocation program. Additional information about this program may be found on pages 37 and 38 of this proxy statement under the heading “Other Information About Directors and Executive Officers—Relocation Program.”

(4)	Mr. Stumpf held 10,730 restricted stock awards (“RSRs”) on December 31, 2004 that were granted in 2002 pursuant to the Company’s Long-Term Incentive Compensation Plan and that had a market value of $666,870, based on the closing market price for the Company’s common stock of $62.15 per share on that date. Dividend equivalents are paid on RSRs on the same dates and at the same rate as dividends are paid to all holders of the Company’s common stock. These RSRs vest over a period of five years, beginning three years after the date of the RSR grant. Shares of common stock subject to an RSR may not be voted until the RSR vests and shares are issued to the recipient. Until the vesting period applicable to an RSR expires, a recipient also may not transfer or encumber any interest in an RSR or in any related dividend equivalents. Under the terms of an RSR, and except in the case of death, disability, retirement, or a change-of-control of the Company, the right to receive the shares and any related dividend equivalents subject to the RSR will be forfeited unless the recipient is continuously employed by the Company or an affiliate until the restrictions end.

(5)	The number of shares shown in column (g) in the above table include shares underlying one or more reload options granted to the executive officers named above upon the exercise of original options that contained a reload feature. Information on reload options is provided in footnote (2) to the table captioned “Option/SAR Grants in Last Fiscal Year” appearing on page 29 of this proxy statement. Original options granted since January 1, 2004 no longer contain a reload feature.

(6)	Except as discussed in this footnote (6), the amounts shown for each of the executive officers named above are the total of the Company’s contributions to the 401(k) Plan in which all Company employees are generally eligible to participate, and contributions to the Company’s Supplemental 401(k) Plan, a non-qualified supplemental executive retirement plan (“Supplemental 401(k)”). For the year ended December 31, 2004, the Company’s contribution to the 401(k) Plan for each executive officer, other than Mr. Atkins, was $12,202 (the maximum allowable contribution under the Plan), and for Mr. Atkins, who was not eligible to receive the maximum contribution as the result of certain salary and bonus deferrals made in 2004, $10,386. The Company’s contributions to the Supplemental 401(k) are credited to the participants’ accounts in the form of phantom shares of Company common stock. For the year ended December 31, 2004, the amount of the Company’s contributions to the accounts of these individuals were as follows: Mr. Kovacevich, $497,400; Mr. Hoyt, $185,700; Mr. Oman, $167,700; Mr. Stumpf, $129,950; and Mr. Atkins, $152,700.

Option Grants and Exercises

These tables summarize for 2004 option grants under the Company’s Long-Term Incentive Compensation Plan and option exercises by the executive officers named in the Summary Compensation Table, and the value of the options held by them as of December 31, 2004.

Option/SAR Grants in Last Fiscal Year

Individual Grants
(a)	(b)	(c)		(d)	(e)	(f)
Name	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year		Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(4)
Richard M. Kovacevich (2)	790,980 611,131 451,195	3.598 2.780 2.052	% % %	$56.86 58.26 62.55	2/24/2014 7/22/2007 2/22/2010	$11,247,736 3,911,238 5,251,910
David A. Hoyt	309,520	1.408%		56.86	2/24/2014	4,401,374
Mark C. Oman (2)	288,880 84,631 43,779 92,281	1.314 0.385 0.199 0.420	% % % %	56.86 57.63 57.63 59.42	2/24/2014 2/25/2013 2/26/2012 2/26/2012	4,107,874 1,209,377 611,593 1,300,239
John G. Stumpf (2)	275,130 38,124	1.252 0.173	% %	56.86 59.42	2/24/2014 2/22/2010	3,912,349 447,957
Howard I. Atkins (3)	171,960	0.782%		56.86	2/24/2014	2,445,271

(1)	Each of the options granted in 2004 shown in the above table, including reload options discussed in footnote (2) below, are immediately exercisable. Other than the reload options discussed below, options granted in 2004 have ten-year terms.

(2)

The options listed in lines 2 and 3 opposite Mr. Kovacevich’s name, the options listed in lines 2 through 4 opposite Mr. Oman’s name, and the options listed in line 2 opposite Mr. Stumpf’s name are each immediately exercisable “reload options” granted in connection with the exercise in 2004 of previously granted stock options that included a reload feature. If an optionee exercises an original option that includes a reload feature and pays for the option shares by delivering shares of previously owned Company common stock or shares purchased in the market, the optionee receives a reload option. Under a reload option, the optionee can purchase the same number of whole shares of stock, at their fair market value on the date the original option is exercised, as were used to pay the option exercise price and related taxes. Reload options are exercisable at any time during the remaining term of the original option. Original options granted since January 1, 2004 do not include the right to receive a reload option.

(3)	Represents options granted to Mr. Atkins in 2004 pursuant to his employment arrangement with the Company. This arrangement is described on pages 34 and 35 of this proxy statement under the heading “Other Compensation Arrangements for Certain Executive Officers.”

(4)	The values shown in column (f) of the above table reflect the application of the Black-Scholes option pricing valuation model. The options shown in the table include both options having ten-year terms (the options expiring on 2/24/2014) and reload options having terms ranging from three and one-half years to nine years. For purposes of valuing the option grants with ten-year terms made to the executive officers identified in the table, the Company assumed an expected life of ten years, a ten-year historical volatility of 25.76%, a ten-year risk-free rate of 4.33%, and an expected dividend rate of 3.36%. For purposes of valuing the reload options for these executives, the Company assumed an expected life equal to the contractual term of each such option, historical volatility ranging from 18.09%–27.07%, risk free rate ranging from 2.63%–4.22%, and an expected dividend yield ranging from 3.33%–3.48%. No adjustments were made for non-transferability or risk of forfeiture for any of the option grants shown. The modeled values for the options shown in column (f) above are theoretical only. The ultimate value of these options will depend upon the actual share price of the Company’s common stock on the option’s exercise date in comparison to the option’s exercise price shown in column (d).

Aggregated Option/SAR Exercises in

Last Fiscal Year and Fiscal Year-End Option/SAR Values

(a)	(b)	(c)	(d)		(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) (in shares) Exercisable/Unexercisable		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($) Exercisable/Unexercisable(1)
Richard M. Kovacevich	1,526,300	$42,873,815	4,092,985 /	865,603	$37,878,152 /	$14,245,064
Mark C. Oman	298,075	3,807,121	1,150,536 /	275,426	11,490,567 /	4,550,468
David A. Hoyt	—	—	1,429,994 /	325,263	25,347,774 /	5,357,547
John G. Stumpf	53,213	1,379,281	868,019 /	249,202	11,951,047 /	4,124,850
Howard I. Atkins	—	—	490,647 /	131,173	5,921,547 /	2,218,135

(1)	For purposes of column (c), the “value realized” from an exercised option means the difference between the option exercise price and the market value of the underlying shares based on the New York Stock Exchange (NYSE) closing price of the Company’s common stock on the trading day prior to the option exercise date. For purposes of column (e), the “value” of unexercised options means the difference between the option exercise price and market value of the underlying shares based on $62.15, the NYSE closing price for the Company’s common stock on December 31, 2004. As used in column (e), an option was “in-the-money” on December 31, 2004 if the option exercise price was less than the market value of the underlying shares based on the closing price for the Company’s common stock on that date.

Pension Plans and Other Retirement Arrangements

All employees of the Company who meet certain eligibility requirements automatically participate in the Wells Fargo & Company Cash Balance Plan (the “Cash Balance Plan”) and the Wells

Fargo & Company Supplemental Cash Balance Plan (the “Supplemental Cash Balance Plan”) (the “Combined Plans”). These Plans amended and restated the Norwest Corporation Pension Plan (the “Norwest Pension Plan”) and the Norwest Corporation Supplemental Pension Plan (the “Norwest Supplemental Pension Plan”) (the “Norwest Plans”). All of the individuals named in the Summary Compensation Table on page 27 of this proxy statement participate in the Combined Plans.

Cash Balance Plan.    The Cash Balance Plan is a defined benefit plan intended to qualify under the Internal Revenue Code (the “Code”) and comply with the Employee Retirement Income Security Act of 1974 (“ERISA”). Under the Cash Balance Plan, pension benefits generally are determined by the value of the employee’s vested cash balance account (the “Account”). Each quarter, an employee’s Account is credited with compensation credits. Compensation credits to the Account are based on a percentage of the employee’s certified compensation for each quarter. Certified compensation means compensation paid to an employee during the year which is reportable on Form W-2, subject to an annual IRS maximum ($205,000 for 2004). Certified compensation includes salary reduction amounts made under Section 401(k) and Section 125 of the Code, but generally excludes contributions to any non-qualified deferred compensation plan maintained by the Company, perquisites, severance pay, gross-ups, payments in lieu of vacation, and stock option or equity-like gains. Incentive compensation amounts are included in compensation for Cash Balance Plan purposes in the year received rather than the year earned.

The Cash Balance Plan bases the percentage on which compensation credits are calculated on “points” assigned to each employee equal to the sum of the employee’s age and years of credited service as of the end of each quarter. For 2004, this percentage ranges from 3% to 7% of an employee’s certified compensation. The Account balance vests 100% after five years of service with the Company. Subject to certain requirements, employees of the former Wells Fargo and First Interstate Bancorp received credit for vesting and compensation credit purposes for their prior years of service.

As of the quarter ended December 31, 2004, the years of credited service and the percentages used to calculate compensation credits under the Combined Plans for the executive officers named in the Summary Compensation Table are as follows: Mr. Kovacevich, 18 years, 6%; Mr. Hoyt, 23 years, 6%; Mr. Oman, 25 years (including his years of service with Wells Fargo Financial, Inc.), 6%; Mr. Stumpf, 22 years, 6%; and Mr. Atkins, 3 years, 5%.

Each Account will also be credited, on the last day of each quarter, with “investment credits.” For 2004, the quarterly investment credit was determined by multiplying the amount of the Account balance by 25% of an average of 30-year U.S. Treasury rates (adjusted quarterly). The value of the vested Account balance is payable to the employee upon termination of employment with the Company either in a lump sum or as a monthly annuity.

Supplemental Cash Balance Plan.    As permitted by ERISA and the Code, employees who participate in the Cash Balance Plan, including the executive officers named in the Summary Compensation Table, whose benefits under the Cash Balance Plan are limited pursuant to Code Sections 401(a)(17) and 415, also participate in the Supplemental Cash Balance Plan. Under this plan, participants also receive compensation and investment credits to their plan accounts, determined by points assigned to each employee at the end of each year based on years of service and age. Certified compensation under the Supplemental Cash Balance Plan includes the participant’s base salary as well as designated incentive compensation, whether or not that compensation is deferred.

In the case of Messrs. Kovacevich, Hoyt, Oman, Stumpf, and Atkins, all of whom are named in the Summary Compensation Table, the amount shown as “Salary” for 2004 (column (c) in the table) and the amount shown as “Bonus” for 2003 (column (d)) were treated as certified compensation for 2004 under the Combined Plans. The amount shown as “Bonus” for 2004 (column (d)) will be included in each such executive officer’s certified compensation for purposes of compensation credits to his Account for 2005.

Under the Combined Plans, “normal retirement age” is defined as the earlier of completion of five years of service with the Company, or age 65. As of December 31, 2004, the executive officers named in the Summary Compensation Table, other than Mr. Atkins, had attained “normal retirement age” for purposes of the Combined Plans and had accrued an estimated benefit under the Combined Plans, assuming payment of such annual benefit in the form of a single-life annuity, as follows: Richard M. Kovacevich, $703,582; David A. Hoyt, $48,568; Mark C. Oman, $185,076; John G. Stumpf, $86,999; and Howard I. Atkins, $17,723.

Alternative Retirement Benefits Under the Former Norwest Plans.    Participants in the former Norwest Plans who were at least 45 years of age and had at least five years of credited service as employees of the former Norwest on June 30, 1999, will receive the greater of the benefits under the Combined Plans or the benefits he or she would have received under the former Norwest Plans. Richard M. Kovacevich and John G. Stumpf, each of whom is an executive officer named in the Summary Compensation Table, would have received a greater benefit under the former Norwest Plans, as shown in the table on page 33 of this proxy statement, than under the Combined Plans if they had retired as of December 31, 2004.

Benefits based on the former Norwest Plans formula are determined by age, years of credited service, and compensation. Mr. Kovacevich’s and Mr. Stumpf’s years of credited service as of December 31, 2004 for purposes of computing their alternative benefits are 18.83 years and 22.92 years, respectively. The monthly benefit at regular retirement age is a life annuity equal to 1.1% of final average monthly earnings up to the “Integration Level” plus 1.6% of final average monthly earnings greater than the Integration Level multiplied by years of credited service. The former Norwest Plans do not take into account more than 35 years of credited service. The Integration Level for any year is $1,400 times the Social Security wage base for the current year ($87,900 for 2004) divided by $48,000. The Integration Level (stated as an amount per month) is $2,563.75 for participants retiring in 2004.

A participant’s final average monthly earnings are defined as the highest average monthly compensation paid during any 36 consecutive months within the last 120 months of employment. Compensation for purposes of this calculation is similar to the definition of “certified compensation” under the Combined Plans. The alternative Norwest Pension Plan benefit for a plan year is subject to the same limitations imposed by the Code on benefits under the Cash Balance Plan.

Mr. Kovacevich is currently eligible to retire and receive benefits under the Combined Plans, computed using the alternative retirement benefit under the former Norwest Plans. If Mr. Kovacevich had terminated employment on December 31, 2004 at his current age of 61, and elected to begin collecting his retirement benefit beginning January 1, 2005, he would have been entitled to an annual benefit of $1,704,945.

The table below shows the estimated total annual average alternative retirement benefits that would be payable using the former Norwest Plans formula for individuals with various combinations of annualized final average compensation and having years of credited service most nearly comparable to those reported above for Mr. Kovacevich and Mr. Stumpf. These estimated benefits do not take into account any Internal Revenue Code limits on retirement benefits. The annual amounts shown below, as estimated and when paid, are not reduced by the amount of Social Security benefits.

Final Average Compensation	Years of Service at Retirement
	20	25	30	35
$ 2,000,000	$ 636,850	$ 796,063	$ 955,275	$ 1,114,488
2,500,000	796,850	996,063	1,195,275	1,394,488
3,000,000	956,850	1,196,063	1,435,275	1,674,488
3,500,000	1,116,850	1,396,063	1,675,275	1,954,488
4,000,000	1,276,850	1,596,063	1,915,275	2,234,488
4,500,000	1,436,850	1,796,063	2,155,275	2,514,488
5,000,000	1,596,850	1,996,063	2,395,275	2,794,488
5,500,000	1,756,850	2,196,063	2,635,275	3,074,488
6,000,000	1,916,850	2,396,063	2,875,275	3,354,488
6,500,000	2,076,850	2,596,063	3,115,275	3,634,488
7,000,000	2,236,850	2,796,063	3,355,275	3,914,488
7,500,000	2,396,850	2,996,063	3,595,275	4,194,488
8,000,000	2,556,850	3,196,063	3,835,275	4,474,488
8,500,000	2,716,850	3,396,063	4,075,275	4,754,488
9,000,000	2,876,850	3,596,063	4,315,275	5,034,488
9,500,000	3,036,850	3,796,063	4,555,275	5,314,488
10,000,000	3,196,850	3,996,063	4,795,275	5,594,488
10,500,000	3,356,850	4,196,063	5,035,275	5,874,488
11,000,000	3,516,850	4,396,063	5,275,275	6,154,488
11,500,000	3,676,850	4,596,063	5,515,275	6,434,488
12,000,000	3,836,850	4,796,063	5,755,275	6,714,488

Supplemental Retirement Arrangements for Executive Officers.    Mark C. Oman, who is an executive officer named in the Summary Compensation Table and an employee of the former Norwest, is eligible to receive certain benefits under the Combined Plans. Mr. Oman’s benefits result from his service as an employee of Wells Fargo (formerly Norwest) Financial, Inc. (“WFFI”). Mr. Oman is also entitled to certain supplemental retirement benefits under the arrangements described below.

Mr. Oman was employed by WFFI and was an active participant in its pension plan and excess pension plan (the “WFF Pension Plans”) from April 30, 1979 until January 1, 1990, when he transferred to Wells Fargo Home Mortgage, Inc. (formerly Norwest Mortgage, Inc., and now a division of Wells Fargo Bank) and became eligible to participate in the former Norwest Plans. As a result of certain amendments made to the Combined Plans as of January 1, 2001 to include former WFFI’s employees’ years of credited service with WFFI for purposes of computing points and calculating compensation credits, Mr. Oman’s Account balance was re-calculated retroactive to July 1, 1999 to reflect his additional years of credited service. The information given with respect to Mr. Oman on page 31 of this proxy statement with respect to his years of credited service and his estimated benefit as of December 31, 2004 under the Combined Plans takes into account the amendments made to the Combined Plans described above.

Mr. Oman is also entitled to receive a supplemental annual retirement benefit under a supplemental retirement arrangement with the Company. This supplemental benefit will be determined based upon the difference between what Mr. Oman would receive under the Combined Plans and a hypothetical benefit calculated using a formula which takes into account his final average monthly earnings and years of credited service with the Company (excluding his years of service with WFFI) as of the date his employment with the Company terminates. For purposes of this formula, Mr. Oman’s benefit will be adjusted by an additional amount based upon his actual final average earnings as of the date of his transfer from WFFI, his final average earnings as of the date his employment with the Company terminates, the benefit he had accrued under the WFF Pension Plans as of the date of his transfer, and certain additional subsidies if he terminates employment with the Company prior to age 65. Assuming that Mr. Oman had reached the age of 55 as of December 31, 2004 (the earliest retirement age at which benefits become payable under the WFF Pension Plans) and that his final average earnings, for purposes of calculating his supplemental benefit under this arrangement, were the amounts shown as “Salary” for 2004 and “Bonus” for 2003 in columns (c) and (d) of the Summary Compensation Table on page 27 of this proxy statement, Mr. Oman would receive an annual supplemental benefit of $657,295 under this arrangement.

In addition to his benefits under the Combined Plans and the supplemental retirement arrangement described above, Mr. Oman is entitled to receive certain accrued retirement benefits under the WFF Pension Plans. No additional benefits under the plans have been earned by Mr. Oman since his transfer from WFFI in 1990. As of December 31, 2004, the annual retirement benefits Mr. Oman would be entitled to receive under the WFF Pension Plans beginning at age 55 and at age 65 (normal retirement age under these pension plans) would be $6,840 and $16,778, respectively.

Former Wells Fargo Retirement Plans.    David A. Hoyt also participated in a defined benefit plan sponsored by the former Wells Fargo. This plan was terminated in 1984, and annuities were purchased for all participants eligible to receive benefits under this plan. Mr. Hoyt’s annual benefit payable under this annuity beginning at age 65 is $16,226.

Long-Term Disability Plans

The Company’s Long-Term Disability Plan covers compensation of up to a total of $500,000 in salary and designated incentive compensation. The plan provides a monthly benefit to an eligible employee, who is totally disabled (as defined in the plan) for more than 22 weeks, equal to 65% of the participant’s average covered compensation, up to a maximum compensation of $500,000 per year and a maximum monthly benefit of $27,083. The Supplemental Long-Term Disability Plan extends similar disability coverage for the base salary earned by Richard M. Kovacevich in excess of $500,000. The monthly benefit payable under either plan may be offset by other sources of income.

Other Compensation Arrangements for Certain Executive Officers

Howard I. Atkins.    Mr. Atkins entered into an employment arrangement with the Company in connection with his employment as its Chief Financial Officer in August 2001. Under this arrangement, Mr. Atkins received stock option grants in 2003 and 2004, each having a minimum Black-Scholes value of $2,000,000, and received the relocation benefits under the Company’s

Relocation Program discussed on pages 37 and 38 of this proxy statement. Mr. Atkins also receives the perquisites available to all executive officers and certain retirement and severance benefits. With respect to retirement benefits, if Mr. Atkins’ employment terminates before the date he is 100% vested for benefit purposes under the terms of the Company’s 401(k) Plan, Supplemental 401(k) Plan, and the Combined Plans (which 100% vesting date is expected to be August 6, 2006), he will receive a retirement benefit computed in accordance with those plans as if he were fully vested as of the date of such termination. Mr. Atkins was also entitled to receive certain severance benefits under this arrangement if his employment with the Company was involuntarily terminated other than for cause within three years from his employment date. These severance benefits expired in July 2004. Mr. Atkins is currently eligible to receive severance benefits under any severance plan maintained by the Company for comparable employees.

Severance Agreements.    The Company has severance agreements with Messrs. Kovacevich and Oman, each of whom is named in the Summary Compensation Table.

The change-of-control severance agreements with Messrs. Kovacevich and Oman are intended to encourage them to continue to carry out their duties if there is a change-of-control of the Company. Under the terms of these agreements, these executive officers may receive certain payments if their employment is terminated or if their job duties or compensation and benefits are substantially reduced within three years following a change-of-control of the Company. The maximum payments are two times the sum of the executive officer’s (1) base salary rate, (2) the value of perquisites provided by the Company, and (3) the highest potential incentive compensation award or, in the case of Mr. Kovacevich, an amount equal to the two-year average of his incentive compensation awards. The agreements also continue certain medical, dental, and life insurance benefits for up to two years after termination. If payments received by any such officer as a result of a change-of-control result in an excise tax liability for such officer, the Company will also pay to the officer an additional amount equal to the excise tax plus a gross-up for additional income taxes, interest, and penalties related to the excise tax.

Mr. Kovacevich also has a severance agreement with the Company under which he can receive benefits of a minimum payment of 12 months’ salary (less the amount of any other severance payments to which he may be entitled under any severance plan of the Company then in effect), a pro rata portion of his incentive compensation, and certain life and health insurance benefits. The benefits are payable if his employment is terminated by the Company for a reason other than for cause or if his job duties are substantially reduced and he resigns within 90 days thereafter.

The Company also has a plan that provides salary continuation pay to any executive officer or other employee who is discharged under the circumstances stated in the plan and who does not have another separation agreement with the Company. The amount of salary continuation pay under this plan is based on years of service and job level and includes payment of base salary and continuation of benefits for specified monthly periods.

OTHER INFORMATION ABOUT DIRECTORS

AND EXECUTIVE OFFICERS

Loans

During 2004, certain directors, executive officers, members of their immediate families, and their associates had banking transactions, including loans, in the ordinary course of business with the Company’s bank subsidiaries. All loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. The loans did not involve more than the normal risk of collection or have other unfavorable features.

Also during 2004, three non-employee directors and three of the executive officers of the Company named in the Summary Compensation Table, as well as certain members of the immediate families of two directors and one of these executive officers, had outstanding mortgage loans with Wells Fargo Home Mortgage, Inc. (“WFHMI”), a mortgage lending subsidiary of Wells Fargo Bank, National Association (the “Bank”). Effective May 8, 2004, WFHMI merged into the Bank and became a division of the Bank. As a result of the merger, all of the outstanding mortgage loans with WFHMI are now held directly by the Bank. Information about these loans appears in the loan table and related footnotes below.

Name and Principal Position	Highest Outstanding Loan Balance Since 1/1/04	Outstanding Loan Balance on 12/31/04	Annual Interest Rate	Type of Loan
Howard I. Atkins (1) (2) Executive Vice President and Chief Financial Officer	$996,380 1,075,737 550,000	$982,715 -0- -0-	5.00% 6.75% Interest-free	30-year ARM 30-year ARM Relocation
Susan E. Engel (1) Director	540,143	-0-	4.00%	30-year ARM
Richard M. Kovacevich (3) Chairman, President and Chief Executive Officer	995,000	995,000	Interest-free	Relocation
Mark C. Oman (1) Group Executive Vice President	566,647 985,345	-0- -0-	4.13% 4.00%	30-year ARM 30-year ARM
Donald B. Rice (1) Director	689,350 393,945	656,344 373,128	4.88% 4.88%	15-year Fixed 15-year Fixed
Stephen W. Sanger (1) Director	943,650	929,815	5.13%	30-year ARM
Immediate family members of directors and executive officers (4)	146,000 218,800 697,244 840,325 489,060	-0- -0- 685,804 824,841 -0-	5.75% 4.25% 4.50% 3.88% 5.88%	30-year Fixed 30-year ARM 15-year Fixed 5-year ARM 30-year Fixed

(1)	The indicated mortgage loans were transferred to the Bank as a result of WFHMI’s merger with the Bank effective May 8, 2004. Each loan shown as having an outstanding balance as of December 31, 2004 continues to be held by the Bank; all other loans were either sold by the Bank to a third party or paid in full during 2004.

(2)	The loans shown on the second and third lines opposite Mr. Atkins’ name were made by WFHMI prior to its merger with the Bank pursuant to the Relocation Program described below and were paid in full during 2004.

(3)	The loan shown opposite Mr. Kovacevich’s name is a down payment loan made in January 1999 under the Relocation Program described below.

(4)	The loans shown opposite “Immediate family members of directors and executive officers” are mortgage loans made by WFHMI to, respectively: the mother- and father-in-law and brother-in-law and sister-in-law of Mark C. Oman; two sons and a sister of, respectively, directors Donald B. Rice and Cynthia H. Milligan. These mortgage loans were transferred to the Bank as a result of WFHMI’s merger with the Bank. Each loan shown as having an outstanding balance as of December 31, 2004 continues to be held by the Bank; all other loans were sold by the Bank to a third party during 2004.

Three executive officers not named in the Summary Compensation Table had outstanding mortgage loans during 2004 (including two interest-free mortgage loans made under the Relocation Program) totaling $3,431,309. These loans (excluding the mortgage loans under the Relocation Program) were 30-year adjustable rate mortgage loans made by WFHMI with annual interest rates ranging from 4.125% to 5.0%. Of these loans, two are now held directly by the Bank as a result of WFHMI’s merger with the Bank and one loan was refinanced by the Bank and sold to a third party during 2004.

Relocation Program

The Company offers a relocation program (the “Relocation Program”) for eligible employees, including executive officers, who relocate at the Company’s request and, in appropriate circumstances, to eligible new employees who relocate in connection with their employment by the Company. The Company believes this program offers a valuable incentive to attract and retain key employees.

Effective July 30, 2002, the Relocation Program was revised in response to the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) to eliminate certain loan benefits for executive officers who relocate at the Company’s request. The following description of the Relocation Program describes benefits available to eligible executive officers prior to this date, and the revisions made to the program for executive officers in response to Sarbanes-Oxley. The relocation benefits made available prior to July 30, 2002 to eligible executive officers, as described below, continue to be made available to eligible employees who are not executive officers of the Company.

Prior to July 30, 2002, executive officers who relocated were eligible to receive a first mortgage loan (subject to applicable lending guidelines) from WFHMI on the same terms as those available to any employee of the Company, which terms included a waiver of the loan origination fee. In addition, prior to July 30, 2002, executive officers who relocated to a designated high cost area (or in certain limited circumstances to a location not designated as a high cost area) may have received from the Company a mortgage interest subsidy on the first mortgage loan of up to 25% of the executive’s annual base salary, payable over a period of not less than the first three years of the first mortgage loan, and a 30-year, interest-free second mortgage down payment loan in an amount up to 100% of his or her annual base salary to purchase a new primary residence. The second mortgage loan must be repaid in full if the executive terminates employment with the Company or retires, or if the executive sells the residence. A relocating executive officer may have also received a transfer bonus of up to 30% of the executive’s base salary.

On and after July 30, 2002, executive officers are still eligible (subject to applicable lending criteria) to receive a first mortgage loan from WFHMI (which merged into, and became a division of Wells Fargo Bank, National Association, effective May 8, 2004), except that the loan must be on substantially the same terms as those available to other residential home mortgage customers. Furthermore, executive officers are no longer eligible for a mortgage interest subsidy from the Company relating to the first mortgage loan on, or an interest-free second mortgage down payment loan for the purchase of a new primary residence. Under the revised Relocation Program, the Company may pay a relocating executive officer a transfer bonus in an amount determined by senior management on the earlier of the date he or she commences employment or purchases a new home, and annually thereafter. Any executive officer who had received the mortgage interest subsidy and interest-free down payment loan benefit prior to July 30, 2002, pursuant to the Relocation Program may continue to receive such benefits, but may not amend the terms of the loan to which these benefits relate.

For many relocations made at the Company’s request, the Company pays all related home purchase closing costs and household goods moving expenses for the relocating executive officer. The Relocation Program also assists eligible relocating executives in defraying costs associated with selling their current residences. Available benefits may include payment of selling costs customarily incurred by a seller of residential real estate (such as real estate commissions, title and appraisal fees, and other routine closing costs), purchase of the relocating executive’s home at its appraised market value by a third party relocation company using Company funds, and certain cash incentives to executives who locate buyers for their homes directly.

With the exception of expenses paid to or on behalf of the executive officer to move household goods and sell his or her home, the benefits described above (other than the mortgage loans) are treated as taxable income to the executive. The Relocation Program also includes, as a potential additional benefit, reimbursement of the amount of taxes paid on the taxable portion of amounts received by the executive under the Relocation Program.

Information about the amount and type of loan, transfer bonuses, and other benefits received under the Relocation Program by John G. Stumpf, and Howard I. Atkins, each of whom is named in the Summary Compensation Table on page 27 of this proxy statement, is included in column (e) and footnote (3) of the Summary Compensation Table and in the loan table on page 36 of this proxy statement.

Certain Relationships—Executive Officers

Mark C. Oman, who is an executive officer named in the Summary Compensation Table on page 27 of this proxy statement, has an in-law who is employed by a subsidiary of the Company and was paid compensation in 2004 of not more than $130,000 and received other employee benefits. The compensation and other benefits received by Mr. Oman’s family member were established by the Company in accordance with its employment and compensation practices applicable to employees holding a comparable position. This individual is one of the approximately 150,000 employees of the Company and its subsidiaries and does not report directly to Mr. Oman or any other executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and related regulations require the Company’s directors, executive officers, and anyone holding more than 10% of the Company’s common stock (“reporting persons”) to report their initial ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Company assists its directors and executive officers in complying with these requirements and is required to disclose in this proxy statement the failure to file these reports on behalf of any reporting person when due. All reporting persons of the Company satisfied these filing requirements for 2004.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about the Company’s equity compensation plans in effect on December 31, 2004, aggregated for two categories: plans approved by stockholders and plans not approved by stockholders. The first category—equity compensation plans approved by stockholders—consists of the Long-Term Incentive Compensation Plan, the Directors Stock Compensation and Deferral Plan, and the Supplemental 401(k) Plan. The second category—equity compensation plans not approved by stockholders—consists of the PartnerShares® Stock Option Plan, the Deferred Compensation Plan for employees, the Non-Qualified Deferred Compensation Plan for Independent Contractors, the Norwest Corporation Directors’ Formula Stock Award Plan, and the Norwest Corporation Directors’ Stock Deferral Plan. The Norwest Corporation Directors’ Formula Stock Award Plan and the Norwest Corporation Directors’ Stock Deferral Plan were in effect at December 31, 2004, only with respect to the payment of deferred awards or deferred compensation benefits. No future awards or deferrals may be made under those two plans. The material features of the equity compensation plans not approved by stockholders are described after the table. All outstanding awards relate to shares of the Company’s common stock. Information is as of December 31, 2004, unless otherwise indicated.

Equity Compensation Plan Information(1)

	(a)		(b)	(c)
Plan Category	Number of Shares to Be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Shares Remaining Available For Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	102,056,631	(3)	$46.86	40,507,609	(4)
Equity compensation plans not approved by security holders	36,434,788	(5)	45.10	23,134,605	(6)(7)

Total	138,491,419		$46.43	63,642,214	(7)

(1)	The table does not include information about equity compensation plans assumed by the Company in mergers because the Company cannot grant additional awards under those plans. A total of 4,510,506 shares of common stock was issuable upon exercise of options and restricted share rights granted under plans assumed in mergers, including 3,161,860 shares issuable upon exercise of options and restricted share rights granted under plans assumed in the Merger and 1,030,278 shares issuable upon exercise of options granted under plans assumed in the First Security Corporation merger. The weighted average exercise price of options granted under all plans assumed in mergers was $36.77.

(2)	Does not reflect restricted share rights because they have no exercise price.

(3)

Consists of 100,195,247 shares subject to options granted under the Long-Term Incentive Compensation Plan and Directors Stock Compensation and Deferral Plan, 203,373 shares subject to restricted share rights granted under the Long-Term Incentive Compensation Plan, 159,582 shares issuable upon distribution of deferred compensation benefits under the Directors Stock

Compensation and Deferral Plan, and 1,498,429 shares issuable upon distribution of benefits under the Supplemental 401(k) Plan.

(4)	The Company may issue shares of common stock under (i) the Long-Term Incentive Compensation Plan pursuant to an award of stock, restricted stock, restricted share rights, stock options, performance shares, or performance units, (ii) the Directors Stock Compensation and Deferral Plan pursuant to an award of stock options or formula stock award or upon a distribution of deferred compensation benefits, and (iii) the Supplemental 401(k) Plan upon a distribution of benefits.

(5)	Consists of 32,697,664 shares subject to options granted under the PartnerShares Stock Option Plan and 3,737,124 shares of common stock issuable upon distribution of deferred compensation benefits under the other plans.

(6)	Excluding shares reflected in column (a), the Company could have issued the number of shares of common stock indicated in the following table pursuant to any of the award types listed for the plan, or if indicated for the plan, pursuant to distributions of deferred compensation benefits. No information is provided for the Norwest Corporation Directors’ Formula Stock Award Plan and the Norwest Corporation Directors’ Stock Deferral Plan because no future awards or deferrals may be made under those plans and because column (a) reflects all shares issuable under those plans upon payment of outstanding awards or outstanding deferred compensation benefits.

Plan	Number of Shares		Award Types
Deferred Compensation Plan for Employees	1,586,864		Deferral distribution
Non-Qualified Deferred Compensation Plan for Independent Contractors	353,455		Deferral distribution
PartnerShares Stock Option Plan	21,194,286	(7)	Stock options, stock

(7)	Effective February 22, 2005, the PartnerShares Stock Option Plan was amended to reduce the number of shares available for issuance under the plan by 20,000,000 shares.

PartnerShares Stock Option Plan.    Under the PartnerShares Stock Option Plan, the Board of Directors, the Human Resources Committee, or a PartnerShares Committee can grant options to buy the Company’s common stock to any employee of the Company or affiliate of the Company other than employees subject to Section 16 of the Securities Exchange Act of 1934 and certain other specified categories of employees. Participants in the Long-Term Incentive Compensation Plan are generally not eligible to receive option grants under the PartnerShares Plan. The PartnerShares Committee determines, subject to the terms of the plan, the exercise price, the expiration date, and the other exercise terms of each option grant including any vesting price or vesting schedule. Under the terms of the PartnerShares Plan, the exercise price may not be less than the closing share price of the common stock as of the trading day immediately preceding the grant date and the expiration date may not be more than ten years from the grant date.

Deferred Compensation Plan for Employees.    This plan allows participants to defer receipt of salary and certain other compensation until a future year or years as selected by the participants subject to the terms of the plan. The plan administrator determines which employees of the Company and its subsidiaries will be eligible to participant in the plan for a given year. The plan administrator may delegate this authority to one or more officers of the Company. Participants in the plan can defer up to 85% of their base salary and all of their bonuses and incentive compensation. Once made, deferral elections are irrevocable. The Company treats amounts deferred by a participant as if invested in the valuation option or options selected by the participant or required under the plan, and determines the deferred compensation benefit payable to the participant based on those valuation options. The plan offers a number of valuation options, including one indexed to the Company’s common stock. For deferral years 2000 and later, participants are required to allocate at least 20% of their deferral to the Company common stock valuation option. The Company distributes amounts allocated to the common stock valuation option in shares of common stock. Participants have no direct interest in any of the valuation options and are general unsecured creditors of the Company with respect to their deferred compensation benefits under the plan.

Non-Qualified Deferred Compensation Plan for Independent Contractors.    This plan is sponsored by WF Deferred Compensation Holdings, Inc., a wholly-owned subsidiary of the Company, and allows participants to defer all or part of their eligible compensation payable to them by participating affiliates of the Company until a future year or years as selected by the participants, subject to early distribution as provided in the plan. To be eligible to participate, a person must be an independent contractor who performs qualifying investment or other financial services for a participating affiliate and must have been designated as eligible to participate in the plan by the participating affiliate. The plan sponsor treats amounts deferred by a participant as if invested in the valuation option or options selected by the participant or required under the plan, and determines the deferred compensation benefit payable to the participant based on those valuation options. The plan offers a number of valuation options, including one indexed to the Company’s common stock. Amounts allocated to the Company common stock valuation option are distributed in shares of common stock. The Company has guaranteed the obligations of the plan sponsor under the plan. Participants have no direct interest in any of the valuation options and are general unsecured creditors of the plan sponsor and the Company with respect to their deferred compensation benefits under the plan.

Norwest Corporation Directors’ Formula Stock Award Plan.    Under this plan, the Company awarded shares of common stock to its non-employee directors. The plan allowed participants to defer receipt of all or a portion of their awards until a future year or years as selected by the participants subject to the terms of the plan. Participants can elect one time to defer commencement of distribution of their deferral accounts if the election is made sufficiently in advance of the original distribution commencement date and the new distribution commencement date is sufficiently beyond the original distribution commencement date. Participants receive credit for dividends paid on shares of the Company’s common stock. Participants have no direct interest in the shares deferred under the plan and are general unsecured creditors of the Company with respect to payment of their deferred stock awards under the plan. No future stock awards or deferrals of stock awards are permitted under this plan.

Norwest Corporation Directors’ Stock Deferral Plan.    Under this plan, a participating director could defer receipt of all or part of the annual cash retainer and meeting fees payable to the director until a future year or years as selected by the director subject to the terms of the plan. A participating director could elect distribution of his or her deferral account in a lump sum in either cash or whole shares of the Company’s common stock, or a combination of both. Alternatively, the director could elect to receive the distribution in up to ten annual installments of cash. A participant can elect one time to defer commencement of distribution of his or her deferral account if the election is made sufficiently in advance of the original distribution commencement date and the new distribution commencement date is sufficiently beyond the original distribution commencement date. No future deferrals may be made under this plan.

ITEM 2—APPROVE AMENDED AND RESTATED

LONG-TERM INCENTIVE COMPENSATION PLAN

On February 22, 2005, the Board of Directors approved an amendment and restatement (the “Plan Amendment”) of the Company’s Long-Term Incentive Compensation Plan (the “Plan”). The primary purposes of the Plan Amendment are to:

•	increase the number of shares of common stock available for awards under the Plan by an additional 100,000,000 shares;

•	add a share counting formula to the Plan pursuant to which each share issued under awards other than stock options or stock appreciation rights counts against the number of total shares available under the Plan as four shares, and each share issued under stock options or stock appreciation rights counts against the total shares available under the Plan as one share;

•	add a provision prohibiting the repricing of outstanding stock options or stock appreciation rights without stockholder approval;

•	add a provision prohibiting the grant of stock options or stock appreciation rights that are scheduled to become fully exercisable within one year of the date of grant (subject to certain exceptions in the event of the death, disability or retirement of the holder of the award or a change in control of the Company);

•	add per person limits on the number of shares that may be subject to awards other than stock options and stock appreciation rights in any year and the dollar amount that may be awarded under performance units in any year; and

•	add certain other provisions to allow for the grant of awards of restricted stock, restricted share rights, performance shares and performance units that qualify as “performance-based compensation” under Section 162(m) of the Code.

The other material features of the Plan generally remain the same as under the terms of the Plan previously approved by the stockholders. However, the Plan Amendment makes certain additional changes to the terms of the Plan in order to clarify specified matters and to ensure the Company’s continued compliance with the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Plan Amendment to take effect, it must be approved by stockholders at the 2005 annual meeting.

If stockholders approve the Plan Amendment, the maximum number of shares that may be issued under the Plan on or after March 1, 2005 would be increased to 236,926,113 shares. This number represents shares subject to outstanding awards as of March 1, 2005 (115,944,109 shares), shares available for, but not yet subject to, a grant or award as of March 1, 2005 (20,982,004 shares), plus the additional 100,000,000 shares authorized by the Plan Amendment.

The Board believes that the Plan is an important way to attract, retain, and motivate key employees to produce continued growth in stockholder value. Participation in the Plan rewards key employees for superior performance by giving them an opportunity to participate in this growth. The Board believes that the stock options that may be granted, and other stock-based compensation awards that may be made under the Plan are consistent with grants and awards made by companies with which the Company competes for key talent. Based on its review of prior grants and awards made under the Plan and the Board’s expectation that any future grants and awards would be comparable to past practices, the Board anticipates that the increase in the number of shares available for grants and awards pursuant to the Plan Amendment will be sufficient to achieve the Plan’s purposes for the reasonably forseeable future.

Description of Plan

The following is a summary description of the Plan. The full text of this Plan is attached as Exhibit A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the Plan set forth in Exhibit A.

Plan Term.    The Plan Amendment will become effective upon approval by the Company’s stockholders. Pursuant to the Plan Amendment, no awards may be granted under the Plan after the tenth anniversary of the date the Plan Amendment becomes effective, but any award granted prior to the tenth anniversary of the effective date may extend beyond that date.

Shares Authorized.    236,926,113 shares may be issued on or after March 1, 2005 pursuant to awards granted under the Plan. The number of shares available for issuance under the Plan will not be reduced by shares not issued due to cancellation, expiration, forfeiture of an award, or settlement of an award in cash.

Share Formula.    Each share issued under awards other than options or stock appreciation rights counts against the number of shares available under the Plan as four shares. Shares issued under options or stock appreciation rights count against the shares available under the Plan on a share-for-share basis.

Eligibility.    Employees of the Company and its subsidiaries selected by the Human Resources Committee (the “Committee”) are eligible to become participants in the Plan. As of March 1, 2005, there were a total of 6,936 participants in the Plan.

Award Types.    The Committee may grant awards in the form of stock options, stock appreciation rights, restricted stock, restricted share rights, performance shares, performance units, or stock awards.

Individual Award Limits.    Subject to certain anti-dilution and other adjustments, no employee may be granted in any calendar year (i) stock options or stock appreciation rights covering more than 7,000,000 shares or (ii) awards other than stock options or stock appreciation rights covering more than 2,000,000 shares.

The maximum amount payable pursuant to the portion of an award of performance units granted under the Plan in any calendar year to any employee that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code may not exceed a dollar amount equal to one-half of one percent (0.5%) of the Company’s “net income” for that calendar year. For the purposes of the Plan, the term “net income” means the Company’s net income for the applicable performance period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations, (ii) extraordinary gains or losses, (iii) the cumulative effect of changes in generally accepted accounting principles, and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified. This per employee, per year maximum dollar limit is the same as the maximum dollar limit imposed on awards under the Company’s Performance-Based Compensation Policy.

Administration.    The Plan is administered by the Human Resources Committee of the Board of Directors or another committee of two or more directors established by the Board of Directors from time to time. Under NYSE rules, members of the Committee are required to satisfy the NYSE’s standards for independence, subject to certain narrow exceptions. Subject to the provisions of the Plan, the Committee has the power to:

•	to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined therein;

•	to determine which persons are eligible to participate, to which of such participants, if any, awards shall be granted thereunder and the timing of any such awards;

•	to grant awards to participants and determine the terms and conditions thereof, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire;

•	to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award;

•	to prescribe and amend the terms of the agreements or other communications evidencing awards made under the Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by participants under the Plan;

•	to determine whether, and the extent to which, adjustments are required as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off or dividend (other than regular, quarterly cash dividends);

•	to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any award granted thereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

•	to make all other determinations deemed necessary or advisable for the administration of the Plan.

Stock Options.    Stock options may be granted as non-qualified stock options or incentive stock options, and must be granted at a price no lower than the fair market value of the stock on the day of grant. Stock options may be exercised during a period of time fixed by the Committee, except that (i) stock options may not become fully vested until at least one year after the date of grant (except upon a change of control or termination of employment due to death, disability or retirement) and (ii) no stock option may be exercised more than ten years after the day it is granted. Otherwise, the Committee has discretion to determine the number of shares subject to an option (subject to the Plan’s stated limits), the vesting, expiration and forfeiture provisions for options, the restrictions on transferability of an option, and any other terms and conditions otherwise consistent with the Plan. The exercise price of an option may be paid through various means acceptable to the Committee, including in cash or, to the extent allowed by the Committee, by delivering (either physically or by attestation) previously owned shares or by delivering to the Company the proceeds of shares of the Company’s stock issuable under an option. The Plan prohibits repricing stock options without stockholder approval.

The Company has previously granted stock options that included a reload feature. When an option with this feature is exercised using shares of Company common stock to pay the option exercise price, the participant receives a reload option to purchase the number of shares of common stock equal to the number of whole shares used by the participant to pay the purchase price of the original option. If shares are withheld by the Company to pay the participant’s withholding taxes, the reload option will also include a number of shares related to the number of shares withheld. The exercise price of the reload option is the fair market value of the Company’s common stock as of the date the reload option is granted. A reload option expires on the same date as the original option and may be exercised at any time between its grant date and the expiration date of the original option. The Company has not granted any stock options with reload features since January 1, 2004 and does not intend to grant stock options with reload features in the reasonably foreseeable future.

Stock Appreciation Rights.    A stock appreciation right entitles a participant to receive a payment, in cash, common stock, or a combination of both, in an amount equal to the difference between the fair market value of the stock at the time of exercise and the exercise price of the award, which may not be lower than the fair market value of the Company’s common stock on the day of grant. Stock appreciation rights may be exercised during a period of time of up to ten years after the grant date, as fixed by the Committee. Stock appreciation rights may be granted either in tandem with, or as a component of, other awards granted under the Plan, or not in conjunction with other awards and may, but need not, relate to a specific option. Stock appreciation rights are generally subject to the same terms and limitations as options or, when granted in tandem with other awards, to the same terms as those other awards. Stock appreciation rights cannot be repriced without stockholder approval.

Restricted Stock, Restricted Share Rights and Stock Awards.    An award of restricted stock consists of a specified number of shares of Company common stock that are subject to restrictions on transfer, conditions of forfeiture, and any other terms and conditions for periods determined by the Committee. Prior to the termination of the restrictions, a participant may vote and receive dividends on the restricted stock but may not sell or otherwise transfer the shares. The Committee may also make stock awards of common stock without restrictions but only if in lieu of salary, cash bonus or other cash compensation.

An award of restricted share rights entitles a participant to receive a specified number of shares of common stock upon the expiration of a stated vesting period. It may also include the right to dividend equivalents, if and as so determined by the Committee. Unless the Committee determines otherwise, once a restricted share right vests, the shares of common stock specified in the award will be issued to the participant. A participant who has been awarded restricted share rights may not vote the shares of common stock subject to the rights until the shares are issued. Until the vesting period applicable to a restricted share rights award expires and the shares are issued, the participant also may not transfer or encumber any interest in the restricted share rights or in any related dividend equivalents.

The Committee has discretion to determine the terms of any award of restricted stock or restricted share rights, including the number of shares subject to the award (subject to the Plan’s stated limits), and the minimum period over which the award may vest; provided that, subject to acceleration due to the participant’s death, disability or retirement or a change in control of the Company, (i) in no event may the grant, issuance, retention, vesting and/or settlement of shares under an award of restricted share rights that is based on the level of achievement versus performance criteria be subject to a performance period of less than one year, and (ii) no condition that is based solely upon continued employment or the passage of time may provide for vesting or settlement in full of an award of restricted share rights over a term of less than three years from the date of grant. These limitations do not apply to awards of restricted share rights granted in lieu of salary, cash bonus or other cash compensation.

Performance Shares and Performance Units.    A grant of performance shares or performance units entitles a participant to receive cash, common stock (which may be in the form of restricted stock or restricted share rights), or a combination of both, based on the degree of achievement of pre-established performance targets over a performance cycle of two to five years, as determined by the Committee. The Committee has discretion to determine the terms of any award of performance shares or performance units, including the maximum amount payable (subject to the Plan’s stated limits), the performance period, which must be a period of between two and five years, performance criteria (which may be based on financial performance and/or personal performance evaluations) and level of achievement versus these criteria, the timing of any payment, restrictions on an award of performance shares or performance units prior to actual payment, forfeiture provisions, and any other terms and conditions consistent with the Plan. The Committee may specify that all or a portion of an award of performance shares or performance units is intended to satisfy the requirements for

“performance-based compensation” under Section 162(m) of the Code using “qualifying performance criteria” described below.

Qualifying Performance Criteria.    The Committee may establish performance criteria and the level of achievement versus such criteria that determines the number of shares of common stock to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify a percentage of an award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for any portion of an award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the award is granted. Notwithstanding satisfaction of any performance goals, the number of shares issued under or the amount paid under an award may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Qualifying Performance Criteria will be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the award: (a) earnings per share, (b) business unit net earnings, (c) return on realized common equity or (d) total stockholder return.

For the purposes of the Plan, “earnings per share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for the applicable performance period adjusted in the same manner as described above for net income. For the purposes of the Plan, “business unit net earnings” means the net earnings of the Company’s business unit managed by a participant, determined under generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the applicable performance period, and further adjusted in the same manner as described above for net income. For the purposes of the Plan, “return on realized common equity” means the Company’s net income on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the applicable performance period.

Transferability.    Awards are not transferable or assignable unless provided otherwise by the Committee.

Amendment and Termination.    The Board of Directors may modify, suspend, or terminate the Plan but may not, without the prior approval of the stockholders of the Company, make any change to the Plan that increases the total amount of common stock which may be awarded (except to reflect changes in capitalization), increases the individual maximum award limits (except to reflect changes in capitalization), changes the class of employees eligible to participate, or permits any person, while a member of the Committee, to be eligible to participate, extends the duration of the plan, reduces the exercise price of outstanding stock options or stock appreciation rights, or otherwise amends the Plan in any manner requiring stockholder approval by law or under the NYSE listing requirements.

On March 1, 2005, (i) 115,736,556 shares were covered by options granted under the Plan, at exercise prices ranging from $14.22 to $63.25 per share and with expiration dates ranging from April 25, 2005 to

February 22, 2015; and (ii) 207,553 shares were subject to restricted share rights awards under the Plan that vest in full on dates ranging from May 1, 2005 to July 1, 2010. On March 1, 2005, the closing market price of a share of Company common stock was $59.85. No stock appreciation rights, restricted stock awards or awards other than the stock options and restricted share rights, as described above, are outstanding under the Plan.

Information about options granted in 2004 under the Plan to the Chief Executive Officer and the four other most highly compensated executive officers can be found in the table under the heading “Options/SAR Grants in Last Fiscal Year” on page 29 of this proxy statement. In 2004, options covering 4,001,081 shares were granted to current executive officers as a group under the Plan, and options covering 17,982,609 shares were granted under the Plan to all employees (excluding executive officers) as a group.

Additional information about the Plan and other plans pursuant to which awards in the form of shares of the Company’s common stock may be made to directors and employees in exchange for goods or services, including plans that were not required to be approved by stockholders but excluding plans assumed in mergers, is provided under “Equity Compensation Plan Information” on pages 40 to 50 of this proxy statement.

No information can be provided with respect to options or awards that may be granted in the future under the Plan, as amended by the Plan Amendment. Such awards are within the discretion of the Committee. The Committee has not determined future awards or who might receive them.

Certain Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. Foreign, state and local tax consequences may differ and may be amended or interpreted differently during the term of the Plan or of awards granted thereunder. Because the federal income tax rules governing awards and related payments are complex and subject to frequent change, award holders are advised to consult their individual tax advisors.

Non-Qualified Stock Options.    A participant who is granted a non-qualified stock option will not recognize income and the Company will not be allowed a deduction at the time the option is granted. When a participant exercises a non-qualified stock option, the difference between the exercise price and any higher market value of the stock on the date of exercise (the “stock option gains”) will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company or a subsidiary. The capital gain holding period of the shares acquired will begin one day after the date the stock option is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received that is more than the fair market value of the shares on the exercise date will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the exercise date, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

Incentive Stock Options.    A participant who is granted an incentive stock option also will not recognize income and the Company will not be allowed a deduction at the time the option is granted. When a participant exercises an incentive stock option while employed by the Company or a subsidiary or within the three-month period (one-year period, in the case of disability) after his or her employment ends, the participant will not recognize any ordinary income at that time. However, any excess of the fair market value of the shares acquired by such exercise over the exercise price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are disposed of more than two years after the date of grant and one year after the date of transfer of the shares to the participant (“statutory holding periods”), any sale proceeds that exceed the total exercise price of these shares will be long-term capital gain. Except in the event of the optionee’s death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), generally, the amount by which the fair market value of the shares at the time of exercise exceeds the total exercise price will be ordinary income. If a Disqualifying Disposition occurs, the Company will be entitled to a federal tax deduction for a similar amount.

Stock Appreciation Rights.    The grant of a stock appreciation right payable solely in the form of common stock (a “stock-settled stock appreciation right”) is generally not a taxable event for a participant. Upon exercise of the stock-settled stock appreciation right, the participant will generally recognize ordinary income equal to the fair market value of any shares received. The Company will be entitled to a tax deduction at the same time for the same amount. The participant’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the ordinary income recognized when the participant received the shares, and these capital gains (or losses) will be treated as short-term or long-term capital gains (or losses), depending upon the holding period of the shares.

Federal income tax laws provide different rules for a stock appreciation right that is payable in cash (a “cash-settled stock appreciation right”) from those that are payable solely in the form of common stock. Under current federal income tax laws, a participant would not recognize any income and the Company would not receive a deduction at the time a cash-settled stock appreciation right is granted. Depending on the terms of the cash-settled stock appreciation right, pursuant to recently enacted tax legislation, a participant may recognize taxable income upon the vesting of the cash-settled stock appreciation right and may also be subject to additional taxes and penalties. The Company would receive a corresponding deduction in any year in which the participant recognizes taxable income.

Restricted Stock, Restricted Share Rights, Performance Shares and Stock Awards.    Grantees of restricted stock, restricted share rights, performance shares or stock awards (to the extent such awards are unvested at the time of grant) do not recognize income at the time of the grant of such awards. However, when the award vests or is paid, as applicable, the grantee generally recognizes ordinary income in an amount equal to the fair market value of the stock at such time, and the Company will receive a corresponding deduction.

A participant could, within 30 days after the date of an award of restricted stock, performance shares or stock awards (but not an award of restricted share rights), elect to report compensation income for the tax year in which the award of restricted stock occurs. If the participant makes such an election, the amount of compensation income would be the value of the award at the time of grant. Any later appreciation in the value of the award would be treated as capital gain and realized only upon the sale of the stock subject to the award. If, however, the award is forfeited after the participant makes such an election, the participant would not be allowed any deduction for the amount earlier taken into income. Upon the sale of shares subject to the award, a participant would realize capital gain (or loss) in the amount of the difference between the sale price and the value of the shares previously reported by the participant as compensation income.

Performance Units.    A participant will not have taxable income upon the grant of a contingent right to a performance unit. Rather, taxation will be postponed until the performance unit becomes payable. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Tax Withholding.    In connection with awards under the Plan, the Company may withhold from any cash otherwise payable to a participant or require a participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign withholding taxes. Tax withholding obligations could be satisfied by withholding shares to be received upon exercise of an option or stock appreciation right, the vesting of restricted stock, performance share or stock award, or the payment of a restricted share right or performance unit or by delivery to the Company of previously owned shares of common stock subject to certain holding period requirements.

Company Deduction and Section 162(m).    For the individual serving as the chief executive officer of the Company at the end of the taxable year and for the individuals serving as officers of the Company or a subsidiary at the end of such year who are among the four highest compensated officers (other than the chief executive officer) for proxy reporting purposes (the “named executive officers”), Section 162(m) of the Code limits the amount of compensation otherwise deductible by the Company and its subsidiaries for such year to $1,000,000 for each such individual except to the extent that such compensation is “performance-based compensation.” The Company expects that non-qualified stock options, incentive stock options and stock appreciation rights should qualify as performance-based compensation. The Committee may establish performance conditions and other terms with respect to grants of restricted stock, restricted share rights, performance shares and performance units in order to qualify such grants as performance-based compensation for purposes of Section 162(m) of the Code. At the time of grant, the Committee will determine the extent to which such grant will be performance-based compensation for purposes of Section 162(m) of the Code. In addition, the Committee will certify the extent to which the Qualifying Performance Criteria have been satisfied before any payment is made that is intended to qualify as performance-based compensation.

Recommendation; Vote Required

The Board of Directors recommends that stockholders vote FOR the proposal to approve the amended and restated Plan, which is shown as Item 2 on the enclosed proxy card. Approval of this proposal requires a vote in favor of the proposal by the holders of a majority of the Company’s shares of common stock present in person or represented by proxy at the annual meeting.

ITEM 3—APPOINTMENT OF INDEPENDENT AUDITORS

Stockholders will also vote at the annual meeting to ratify the appointment by the Audit and Examination Committee of KPMG LLP (“KPMG”), an independent registered public accounting firm, as independent auditors of the Company and its subsidiaries for the year ending December 31, 2005. KPMG or its predecessors have examined the financial statements of the Company each year since 1931. Although the Company is not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of KPMG, the Audit and Examination Committee will consider the stockholders’ action in determining whether to appoint KPMG as the Company’s independent auditors for 2006.

Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish.

The Board of Directors recommends that stockholders vote FOR the proposal to ratify the appointment of independent auditors (Item 3 on the enclosed proxy card).

KPMG Fees

The Company incurred the fees shown in the following table for professional services provided by KPMG for 2004 and 2003:

	2004	2003
Audit Fees (1)	$18,467,000	$13,485,000
Audit-Related Fees (2)	899,000	697,000
Tax Fees (3)	11,982,000	13,077,000
All Other Fees (4)	505,000	—

Total	$31,853,000	$27,259,000

(1)	Audit fees principally relate to the audit of the Company’s annual financial statements, the review of the Company’s quarterly financial statements included in its Quarterly Reports on Form 10-Q, and for 2004, the audit of the Company’s internal control over financial reporting. They also relate to services such as comfort letters, subsidiary and statutory audits, attest services, and consent filings.

(2)	Audit-related fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (SAS 70 audits), and consultation with management as to the accounting treatment of specific transactions.

(3)	Tax fees principally relate to the preparation of tax returns for trusts and estates of customers, other tax compliance activities, and tax planning and consultation services. Fees for the preparation of tax returns of $11.1 million and $9.4 million for 2004 and 2003, respectively, were reimbursed to the Company or paid directly by the trusts and estates for which these services were performed.

(4)	All other fees in 2004 relate to regulatory advisory services.

Audit and Examination Committee Pre-Approval Policies and Procedures

The Audit and Examination Committee is responsible for the appointment, compensation, and oversight of the work of the Company’s independent auditors. The Committee has adopted policies and procedures which prohibit KPMG from providing to the Company certain non-audit services and require Committee pre-approval of all audit and permissible non-audit services provided to the Company by KPMG. The Committee pre-approves on an annual basis services that are of a recurring nature. Changes in the scope of services that have been pre-approved on an annual basis are deemed to be pre-approved by the Committee provided they do not result in fee increases in excess of a relatively small amount established by the Committee. The Committee must pre-approve any scope changes resulting in fee increases in excess of this amount. New recurring services and services that are not recurring in nature are pre-approved by the Committee from time to time throughout the year. Actual fees incurred for services provided to the Company by KPMG are reported to the Committee after the services are fully performed. In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the Committee considers whether the provision of the service by KPMG could impair the independence of KPMG with respect to the Company. As part of this process, the Committee considers the facts and circumstances of the proposed engagement, including whether KPMG can provide the service more effectively and economically than other firms because of its familiarity with the Company’s business and operations. The Committee also considers the proposed engagement in light of any other non-audit services provided to the Company by KPMG and the fees paid to KPMG for those services. The Committee requires competitive bidding for non-audit services unless it is not warranted because of the facts and circumstances of the proposed engagement.

The Committee has delegated pre-approval authority to each of two designated Committee members. Pre-approval by a designated Committee member is used only for time-sensitive engagements. Pre-approval decisions by a designated Committee member are reported to the full Committee at its next scheduled meeting.

Audit and Examination Committee Report

The Audit and Examination Committee charter, a copy of which is available on the Company’s website (www.wellsfargo.com), sets forth the Committee’s purposes and responsibilities. The seven members of the Committee are named below. Each member is independent, as independence for audit committee members is defined by NYSE rules. The Board has determined, in its business judgment, that each member of the Committee is financially literate as required by NYSE rules, and that J.A. Blanchard III, Enrique Hernandez, Jr., Cynthia H. Milligan, Philip J. Quigley, and Susan G. Swenson each qualifies as an “audit committee financial expert” as defined by SEC regulations.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, for maintaining adequate internal control over financial reporting for the Company, and for assessing the effectiveness of the Company’s internal control over financial reporting. The independent auditors are responsible for performing independent audits of the Company’s consolidated financial statements and the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). These integrated audits serve as a basis for the auditors’ opinions included in the annual report to stockholders addressing whether the financial statements fairly present the Company’s financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles, whether management’s assessment of the effectiveness of the Company’s internal control over financial reporting is fairly stated, and whether the Company’s internal control over financial reporting was effective as of December 31, 2004. The Committee’s responsibility is to monitor and oversee these processes.

The Committee has reviewed and discussed the Company’s 2004 audited financial statements with management. The Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including matters relating to the conduct of the audit of the Company’s financial statements. KPMG has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed with KPMG that firm’s independence from the Company. Based on this review and these discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

Members of the Audit and Examination Committee:

Philip J. Quigley, Chair J. A. Blanchard III Enrique Hernandez, Jr. Reatha Clark King	Cynthia H. Milligan Judith M. Runstad Susan G. Swenson

ITEM 4—STOCKHOLDER PROPOSAL

REGARDING PAYDAY LENDING

The Community Reinvestment Association of North Carolina, P.O. Box 1929, 114 West Parrish Street, Second Floor, Durham, North Carolina 27702, which held 80.6 shares of common stock on November 16, 2004, intends to submit a resolution to stockholders for approval at the 2005 annual meeting. The Association’s resolution and supporting statement are printed below.

Supporting Statement and Resolution

WHEREAS:

Wells Fargo & Company, through its subsidiary, Wells Fargo Bank, National Association (collectively, “Wells”), provides credit to lenders, which supplies the capital that these lenders need to engage in predatory payday lending. A practice that, we believe, has a negative impact on elderly, minority and low-to-moderate income consumers (collectively, “vulnerable consumers”).

Payday loans, as generally defined by bank regulators, are small-dollar, short-term loans that borrowers promise to repay out of their next paycheck or deposit of funds.

Certain payday lenders provide loans that are predatory. These lenders charge unreasonable interest rates and/or high fees for extremely short terms and encourage multiple loan renewals (a practice commonly known as “Loan Flipping”). Such lenders also target vulnerable consumers who are least able to afford the cost of such predatory practices.

In our opinion, predatory lending, generally, and the practice of Loan Flipping, specifically, puts vulnerable consumers in a “debt trap,” where they have difficulty paying the principal owed due to the accumulation of exorbitant fees and interest.

For these reasons, predatory payday loans hurt vulnerable consumers and the neighborhoods in which they live.

Wells provides loans to payday lenders that, we believe, engage in predatory payday lending. We believe that by providing such credit to predatory payday lenders, Wells’ practices increase the economic obstacles facing vulnerable consumers.

Such lending is contrary to the spirit and provisions of the Community Reinvestment Act of 1977, and the regulations promulgated thereunder, (“CRA”), which obligates Wells to affirmatively meet the credit needs of the communities it serves. Moreover, regulators have warned banks of the significant compliance, legal and reputational risks of payday lending.

Other major financial institutions such as SunTrust Banks, Inc. (“SunTrust”) have recognized that financing predatory payday lenders is a negative practice and have voluntarily ceased to finance payday lenders. In a July 12, 2004 letter to the Federal Reserve Bank of Atlanta, SunTrust’s CRA compliance manager stated that after considering the potential reputational risks and consumer harm that could result from lending to such companies, SunTrust is revising its credit policies to prohibit all future loans to businesses that engage in payday lending.

Wells continues to finance payday lenders that, we believe, engage in predatory lending despite the negative socio-economic impact on vulnerable consumers, negative statements on predatory payday lending from regulators and the voluntary withdrawal from the payday lender financing market by other major financial institutions, such as SunTrust.

RESOLVED:

Shareholders request that the Board of Directors implement a policy mandating that Wells Fargo will not provide credit or other banking services to lenders that are engaged in payday lending.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 4 on the enclosed proxy card, because equal access to credit and other banking services for any legitimate business that complies with the law is a cornerstone of our free enterprise system, our economy, and the American financial services industry.

Non-prime lending, which can include money service businesses and payday lenders, has made credit available to borrowers who previously would have been denied credit. The Proponents have attempted to paint all payday lenders as engaging in predatory lending activities. The Company and its subsidiaries (“Wells Fargo”) do not engage in or condone so-called predatory lending or support companies that may participate in such unethical activity.

As a leading national commercial lender with a diversified customer base, Wells Fargo strives to develop and maintain relationships in virtually every major business sector with many different types of creditworthy and legitimate companies. On a selective, case-by-case basis, Wells Fargo provides loans to non-prime lenders that are creditworthy, legal businesses. Wells Fargo also is a direct lender or participant with others in providing credit facilities to other financial institutions and companies engaged in consumer finance whose business may include acting as a payday lender. Loans and credit facilities extended by Wells Fargo to non-prime lenders involve a thorough credit analysis, extensive due diligence, sound underwriting, diligent account management, and intensive monitoring. In addition, Wells Fargo obtains in its credit agreements with non-prime lenders representations and warranties as well as loan covenants that the borrower does and will comply with all applicable laws in the conduct of its business.

Wells Fargo should not discriminate against an entire industry that includes payday lending businesses that are operated responsibly and legally and that provide a service needed by some people for temporary financial relief.

Accordingly, the Board of Directors recommends that stockholders vote AGAINST this proposal.

ITEM 5—STOCKHOLDER PROPOSAL REGARDING

EXECUTIVE COMPENSATION AND PREDATORY LENDING

Timothy P. Plenk, 21 Berkeley Street, Cambridge, Massachusetts 02138, who held 100 shares of common stock on November 5, 2004; NorthStar Asset Management, Inc., P.O. Box 1860, Boston, Massachusetts 02130, which held 4,900 shares of common stock on November 9, 2004; Martha R. Thompson, 712 South Elam Avenue, Greensboro, North Carolina 27403, who held 55 shares of common stock on November 11, 2004; and Joyce Sirlin-Rand, 217 Bryant Avenue, Ithaca, New York 14850, who held 500 shares of common stock on November 16, 2004 (collectively, the “Proponents”), intend to submit jointly a resolution to stockholders for approval at the 2005 annual meeting. The Proponents’ resolution and supporting statement are printed below.

Supporting Statement and Resolution

Whereas,

Wells Fargo is one of America’s largest sub-prime lenders.

Historically, sub-prime lending has been fraught with predatory lending abuses. Predatory lending has stripped billions of dollars from borrowers who are often low-income, elderly or people of color, through inflated fees, loans made at rates higher than warranted by customers’ credit scores, poor disclosure of loan terms, and in some cases, outright fraud. Engaging in these practices can be extremely costly to companies and their shareholders. Within the last three years, Citigroup paid $200 million and Household International paid $484 million to settle predatory lending complaints.

Wells Fargo, a relative newcomer to the sub-prime lending industry, has already run into significant controversies:

•	In 2003, California regulators filed suit against Wells Fargo Financial California seeking approximately $38 million in penalties for failing to meet state disclosure standards when mailing draft loans (also known as “live checks”) to prospective borrowers. After Wells Fargo represented that it had corrected the problem, regulators alleged that they found evidence of continued violation and brought “willful disregard” charges in the matter, which is still pending.

•	In April 2004, the Maryland Commission on Human Relations subpoenaed Wells Fargo documents in an investigation of predatory lending and fair lending complaints. In June the Louisiana Attorney General issued a civil investigative demand following numerous consumer complaints about Wells Fargo’s lending practices.

•	In June 2004, a class action lawsuit was filed against Wells Fargo in Illinois alleging that the company charged fees on loans of up to 11%, well above the 3% state limit on fees for high rate loans. The same month a representative action was filed in California alleging broad unfair and deceptive lending practices.

•	In September 2004, the 2nd U.S. Circuit Court of Appeals in New York, found Wells Fargo in violation of federal law prohibiting mark-ups on fees for such things as credit reports, title work and flood plain certifications.

Wells Fargo lags other major industry players in developing policies protecting borrowers and shareholders from predatory lending abuses. For example, unlike Citigroup and others, Wells Fargo has no clear and public commitment that customers will be charged similar rates no matter which part of the company they do business with. Wells Fargo has not established policies requiring that mortgage refinancings provide net benefits to borrowers, as is the current industry best practice.

Resolved,

Shareholders request that the Board conduct a special executive compensation review to study ways of linking executive compensation to successfully addressing predatory lending practices. Among the factors to be considered in this review are: implementation of policies to prevent predatory lending; evaluation of sub-prime loans by outside auditors for compliance with laws and company policies; constructive meetings with concerned community groups; and reductions in predatory lending complaints filed with government bodies. A summary of this review, prepared at reasonable cost and omitting proprietary information, shall be made available to shareholders, upon request, no later than October 1, 2005.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 5 on the enclosed proxy card, because the Company does not engage in predatory lending, has implemented numerous policies and procedures designed to permit customers to make informed and appropriate borrowing decisions, and has compensation practices that require all executives to adhere to its stated policies, including those regarding lending practices. This proposal is substantially identical to the proposal regarding executive compensation and predatory lending that was overwhelmingly rejected by stockholders at last year’s annual meeting, and does not reflect the Company’s ongoing commitment to be a leader in responsible lending.

The Company’s goal is to satisfy the financial needs of its customers and to help them succeed financially. To that end, the Company has a range of loan products, including non-prime mortgage loans offered through Wells Fargo Home Mortgage and Wells Fargo Financial to customers who do not qualify for prime loans or who have selected loans with non-prime features. The Proponents have attempted to equate this non-prime lending with predatory lending. The Office of the Comptroller of the Currency—the primary regulator of Wells Fargo Bank, National Association and its Wells Fargo Home Mortgage division—defines “predatory lending” as making consumer loans (loans for personal, family or household purposes) based predominantly on the value of the collateral for the loan and the lender’s reliance on foreclosure of that collateral as the primary source of repayment, without taking into account the borrower’s ability to repay the loan in accordance with its terms. The Company’s foreclosure rates on non-prime mortgage loans in the U.S. are well below industry averages. The Company strongly opposes predatory lending practices and has an excellent track record of treating its customers fairly.

Both Wells Fargo Financial and Wells Fargo Home Mortgage have comprehensive responsible lending safeguards in place for non-prime mortgage lending in the U.S. Those safeguards are reflected in five guiding principles of responsible lending for non-prime mortgage products: appropriate loan pricing; extra disclosures; caps on points and fees; demonstrable benefit; and repayment ability. Under these principles, customers will be offered loans with pricing that is appropriate for their circumstances and will receive disclosures that exceed legal and regulatory requirements about loan options and prepayment fee agreements; points and fees charged to customers will be capped to ensure that rates are competitive and reflect a complete view of their financial picture and credit history; a loan will be funded only if it offers a demonstrable benefit to the customer; and the loan will be made only if the customer has the ability to repay.

The compensation policies of Wells Fargo Financial and Wells Fargo Home Mortgage for non-prime lending are designed to encourage appropriate sales practices. Wells Fargo Financial does not pay any compensation based on loan pricing; Wells Fargo Home Mortgage’s loan officer commission structure is designed to encourage loan officers to offer appropriate products to borrowers. Wells Fargo Financial and Wells Fargo Home Mortgage also maintain comprehensive monitoring and audit procedures to ensure compliance with their respective responsible lending policies. Moreover, all residential real estate lending employees complete, on an annual basis, training on compliance with fair lending laws and policies.

The Board of Directors continues to believe that the type of executive compensation review that is the stated goal of the proposal is unnecessary, given that the Company does not engage in predatory lending, has embodied its customer-centered philosophy in its consumer lending policies and procedures, and has established compensation practices that do not reward executives for deviation from its stated policies.

Accordingly, the Board of Directors recommends that stockholders vote AGAINST this proposal.

ITEM 6—STOCKHOLDER PROPOSAL

REGARDING PERFORMANCE SHARES

The American Federation of Labor and Congress of Industrial Organizations, 815 Sixteenth Street, N.W., Washington, D.C. 20006, which held 1,000 shares of common stock on November 17, 2004 (the “Proponent”) intends to submit a resolution to stockholders for approval at the 2005 annual meeting. The American Federation of Labor and Congress of Industrial Organizations’ resolution and supporting statement are printed below.

Resolution

RESOLVED, that the shareholders of Wells Fargo & Company (the “Company”) urge the Board of Directors to adopt a policy that a significant portion of future equity compensation grants to senior executives shall be shares of stock that require the achievement of performance goals as a prerequisite to vesting (“performance-vesting shares”).

This policy shall apply to existing employment agreements and equity compensation plans only if the use of performance-vesting shares can be legally implemented by the Company, and will otherwise apply to the design of all future plans and agreements.

Supporting Statement

We believe that our Company’s compensation policies should encourage the ownership of stock by senior executives in order to align their interests with those of shareholders. To achieve this goal, we favor granting senior executives actual shares of stock for meeting specified performance goals. In our opinion, performance-vesting shares are a better form of equity compensation than fixed-price stock options or time-vesting restricted stock.

Fixed-price stock option grants provide senior executives with incentives that may not be in the best interests of long-term shareholders. In our view, stock option grants promise executives all the benefit of share price increases with none of the risk of share price declines. Stock options can reward short-term decision-making because many executives’ options can be exercised just one year after the grant date. Furthermore, we believe that stock options can create a strong incentive to manipulate a company’s stock price through questionable or even fraudulent accounting.

Leading investors and regulators have questioned the use of stock options to compensate executives. Berkshire Hathaway CEO Warren Buffet has characterized fixed-price stock options as

“really a royalty on the passage of time.” Federal Reserve Chairman Alan Greenspan blamed poorly-structured options for the ‘infectious greed’ of the 1990s, because “they failed to properly align the long-term interests of shareholders and managers.”

Similarly, we oppose granting executives time-vesting restricted stock that does not include any performance requirements. In our view, time-vesting restricted stock rewards tenure, not performance. Instead, we believe vesting requirements should be tailored to measure each individual executive’s performance through disclosed benchmarks, in addition to the Company’s share price. To align their incentives with those of long-term shareholders, we also believe that senior executives should be required to hold a significant portion of these performance-vesting shares for as long as they remain executives of the Company.

Executive compensation consultant Pearl Meyer has said “if a company is going to issue restricted stock grants as a way of making sure executives are owners rather than optionees, the grant should be earned on a performance basis—it shouldn’t be just a giveaway.” Former SEC Chairman Richard Breeden has stated that “there is not a strong reason for granting restricted stock rather than simply paying cash unless there are performance hurdles to vesting.”

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 6 on the enclosed proxy card. Similar to the proposal rejected by stockholders at last year’s annual meeting, this proposal would limit the Company’s ability to use stock options to compensate senior executives. The Board believes that the Company should have maximum flexibility to determine from time to time the most appropriate form of equity compensation to attract, motivate and retain talented executives and other team members and to fully align their interests with those of stockholders in increasing share value over the long term.

We share the Proponent’s belief in using equity compensation to align the interests of our senior executives with those of our stockholders in increasing share value, and also agree that equity compensation grants to senior executives should require the achievement of performance goals. We believe that our compensation program meets these objectives in two ways. At Wells Fargo, the value of an executive’s stock option award is based mainly on long-term Company performance compared to our peers. Furthermore, stock options, by their very nature, require the achievement of the performance goal of increased share value in the form of an increased stock price before they have value to the recipient. Unlike performance shares which can vest upon the satisfaction of performance measures other than stock price and thus can have value to the recipient even if our stock price falls, stock options provide value to the recipient only if our stock price exceeds the exercise price. When a company has performed as consistently and as well as your Company over the past 20 years, as described in more detail below, then stock options function both as a reward for past performance and as an incentive for continued future performance—performance which benefits both the recipient and the Company’s stockholders.

The Proponent argues that stock options can create an incentive on the part of a company’s management to manipulate the stock price through questionable or even fraudulent accounting. However, performance shares are subject to this same concern in that tying vesting to the performance of a single business unit may create an incentive on the part of one or more employees to manipulate the business unit’s financial and operational results to meet the performance measures. In addition, tying vesting to the individual performance of an executive officer may be ill-suited for a company whose business model is based on diversifying its revenue stream across virtually every segment of the financial services industry. This diversification helps the Company weather cyclical downturns that inevitably impact from time to time one or more segments of the financial services industry. Although diversification is good for the Company and its stockholders, it also means that at any given time the individual performance of any one business unit may lag the Company’s performance as a whole. Tying vesting to the individual performance of any one business unit could penalize managers for putting the interests of the Company and its stockholders above the performance of their respective businesses. We believe that a higher stock price is the best performance measure for equity compensation—regardless of the form—because it best reflects the Company’s performance as a whole and directly correlates to increases in stockholder value.

The Company’s stock option program includes share retention—or ownership targets—that encourage senior executives to retain, while they remain actively employed, shares of the Company’s stock equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) acquired through option exercises. This helps ensure continued alignment of the interests of our senior executives with those of stockholders in increasing share value even after the options have been exercised. As shown by the Stock Ownership Table on page 7 of this proxy statement, each of the Company’s executive officers named in the Summary Compensation Table owns a substantial number of shares of the Company’s common stock. This clearly aligns their interests with those of long-term stockholders and illustrates the effectiveness of the Company’s stock option program at encouraging stock ownership by the Company’s senior executives.

We believe that employee stock options have been instrumental in motivating senior executives and other team members to achieve consistently superior returns for our stockholders. As the table below shows, based on information derived from Bloomberg and assuming reinvestment of dividends, the Company has achieved a total annual return to stockholders for each of the five-, ten-, 15- and 20-year periods ended December 31, 2004 that has been approximately ten percentage points higher than that of the S&P 500 Index.

Long-Term Performance

Total Annual Return

	Wells Fargo	S&P 500
5 Years	12%	(2)%
10 Years	21%	12%
15 Years	21%	11%
20 Years	23%	13%

As we have stated in the past, executive compensation is a corporate governance issue, better addressed by holding directors accountable for their compensation decisions, than by putting the Company at a competitive disadvantage by restricting the Board’s ability to compensate management in the manner it believes will be most effective at aligning their interests with those of our stockholders in increasing share value.

Accordingly, the Board of Directors recommends that stockholders vote AGAINST this proposal.

ITEM 7—STOCKHOLDER PROPOSAL REGARDING

CHIEF EXECUTIVE OFFICER COMPENSATION

The Catholic Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233-2332, which held 5,140 shares of common stock on October 4, 2004, Christus Health, 2600 North Loop West, Houston, Texas 77092, which held 26,400 shares of common stock on October 22, 2004; and the Grand Rapids Dominicans, 2025 East Fulton Street, Grand Rapids, Michigan 49503, which held 3,408 shares of common stock on November 9, 2004 (collectively, the “Proponents”) intend to submit a resolution to stockholders for approval at the 2005 annual meeting. The Proponents’ resolution and supporting statement are printed below.

Resolution

RESOLVED: The shareholders urge the Board of Directors:

•	To limit the Compensation paid to the CEO in any fiscal year to no more than 100 times the average Compensation paid to the company’s Non-Managerial Workers in the prior fiscal year, unless the shareholders have approved paying the CEO a greater amount;

•	In any proposal for shareholder approval, to provide that the CEO can receive more than the 100-times amount only if the company achieves one or more goals that would mainly reflect the CEO’s contributions rather than general market conditions; and

•	In that proposal, to assure the shareholders that the Board will seriously consider reducing the CEO’s compensation in the event of any unusual reduction in the company’s workforce resulting from outsourcing or other factors.

This proposal does not apply to the extent that complying would necessarily breach a compensation agreement in effect at the time of the present shareholder meeting.

“Compensation” means salary, bonus, the grant-date present value of stock options, the grant-date present value of restricted stock, payments under long-term incentive plans, and “other annual” and “all other compensation” as those categories are defined for proxy statement purposes.

“Non-Managerial Workers” means U.S.-based employees working in the categories of Blue-Collar Occupations or Service Occupations or the Sales and Administrative Support components of White-Collar Occupations as used by the Bureau of Labor Statistics in its National Compensation Surveys.

Supporting Statement

Our resolution is based on these premises:

1.	Unless internally anchored, market-based compensation methods tend to produce excessive CEO compensation;

2.	Very high CEO pay should require shareholder approval since it tends to produce sub par share performance long-term; and

3.	Very highly paid CEOs should realize that they might share some pain when choosing job reductions as a means to achieve corporate goals.

Our resolution would introduce an internal foundation for CEO compensation—the company’s CEO/average-worker pay ratio. Commentators note that on the average for U.S. companies this ratio has gone from about 42 in 1980 to several hundred today and that it tends to be much lower in foreign companies that compete successfully with U.S. companies. Consistent with these facts, the Blue Ribbon Commission of the National Association of Corporate Directors has urged compensation committees to use such a ratio as a factor in setting CEO compensation. Our resolution follows this advice.

Our resolution would not arbitrarily limit CEO compensation. Rather, it would offer the board the opportunity to persuade the shareholders that very high CEO compensation would make the company more competitive and would be in their interest.

At Wells Fargo, CEO Compensation was 24.9, 33.6, and 33.6 million dollars in 2001, 2002, and 2003. The 2003 Compensation is 1,318 times the $25,501 that the average U.S. worker makes according to the AFL-CIO’s Executive Paywatch (http://www.aflcio.org/corporateamerica/paywatch/ceou/database.cfm?tkr=WFC&pg=6). In their 2004 analyses of executive pay versus shareholder return, Business Week gave the CEO its second worst rating (http://www.businessweek.com/pdfs/2004/0416_execpay.pdf), and Forbes gave the CEO a grade of C (http://www.forbes.com/lists/2004/04/21/04ceoland.html).

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 7 on the enclosed proxy card. The Board believes that the proposal, if implemented, would significantly restrict the Company’s ability to attract, motivate, and retain individuals with the experience, vision, and leadership necessary for the Company’s long-term success. The formulaic approach to compensation advocated by the proposal would impact the quality and effectiveness of management over time and ultimately undermine the Company’s prospects for long-term success.

As of December 31, 2004, your Company was the fifth largest bank holding company in the United States, with approximately $428 billion in assets and 150,000 employees. The Company competes with comparable financial institutions and other large publicly traded companies for a limited number of senior executives having the management experience and leadership skills necessary to serve as the chief executive officer of the Company. Imposition of the limits sought by the proposal would seriously affect the Company’s ability to attract and retain talented executives, especially when our competitors would continue to have the flexibility to use a variety of compensation strategies to compete more effectively for the management talent.

The Proponents’ proposal is based on a number of premises. The first premise assumes that the most beneficial way for a company to manage executive compensation is by creating a lock-step system in which executive compensation is calculated using a formula tied to the wages for non-managerial, sales and administrative support jobs. Such a system would not have the flexibility to adjust compensation to reward individual performance or to take into account the compensation value the market has assigned to a particular position. Most companies generally set compensation levels for the jobs of employees with similar skills and performing comparable duties based on the market value for those jobs. Linking the pay of the Company’s chief executive officer to the average wages of the Company’s non-managerial, sales and administrative support employees means that the chief executive officer’s compensation would be determined not by reference to the skills (and the market compensation value) appropriate for such a position, but by reference to the job skills and related compensation value assigned by the market to an entirely different category of employee. One byproduct of this proposal is the likelihood that senior executives, recruited to manage the Company’s various businesses and compensated at a level appropriate to their responsibilities, would be paid more than the chief executive officer to whom they report. These same executives are also generally being groomed to assume positions with greater management responsibility in the Company, with a smaller number being considered as potential candidates for the next chief executive officer. Were the compensation limits contained in this proposal in effect, a candidate for chief executive officer might be forced to accept a dramatic cut in pay or forgo the position.

The Proponents’ second premise, that very high chief executive officer pay tends to produce sub-standard stock performance, does not reflect the Company’s experience. The Company’s long standing pay-for-performance philosophy embodied in its compensation policies and discussed in the “Report of the Human Resources Committee on Executive Compensation” (pages 20 to 25 of this proxy statement) is based on the belief that the primary goal of our compensation program is to provide compensation incentives tied to achievement of Company performance goals and designed to align the chief executive officer’s interests with those of stockholders and thus encourage the chief executive officer to achieve long-term performance for all stockholders. The Company’s stock performance over the past 20 years demonstrates our success using this philosophy. As the table below shows, based on information derived from Bloomberg and assuming reinvestment of dividends, the Company has achieved a total annual return to stockholders for each of the five-, ten-, 15-, and 20-year periods ending December 31, 2004 that has been approximately ten percentage points higher than that of the S&P 500 Index.

Long-Term Performance

Total Annual Return

	Wells Fargo	S&P 500
5 Years	12%	(2)%
10 Years	21%	12%
15 Years	21%	11%
20 Years	23%	13%

The Company’s performance has been recognized by Forbes magazine, which ranked it as one of America’s best managed companies over-all in its Platinum 400 listing for 2004 and as leading 17 industry peers as the best managed company in the banking segment of the U.S. financial services industry. In the article in its January 10, 2005 edition that announced the Company’s ranking, Forbes emphasized the performance of the Company’s current chief executive officer in leading the Company to a “steady 12 percent growth in per share profits and an 11 percent gain in share price.” The returns to stockholders shown in the Long-Term Performance table above and noted by Forbes thus demonstrate the long-term benefit to stockholders from the compensation methodology used by the Company for almost two decades.

The final premise underlying the proposal links any proposed increase in chief executive officer compensation above the prescribed limit to avoiding reductions in the Company’s workforce from outsourcing or other factors. However, the approach advocated by the Proponents may in fact increase the likelihood that outsourcing and other job reductions would occur. Since the chief executive officer’s compensation would be tied to the average wages for the Company’s non-managerial and thus lower paying jobs, the practical effect of the proposal would be to encourage management to outsource these jobs, retain the more highly paid jobs, and thereby raise the average wages against which chief executive officer pay would be calculated.

The Board believes that the Proponents’ compensation proposal does not make sense for a company of our size and complexity. The risk of unintended consequences from this proposal is substantial. The Company must be able to offer integrated compensation programs that are competitive with programs of comparable companies, align executive compensation with stockholder interest, and link individual compensation to Company performance. The Human Resources Committee will continue to implement the Company’s pay-for-performance policies by requiring the chief executive officer to achieve measurable performance objectives that are in the best interest of the Company and the long-term interests of the Company’s stockholders.

Accordingly, the Board of Directors recommends that stockholders vote AGAINST this proposal.

ITEM 8—STOCKHOLDER PROPOSAL REGARDING

SEPARATION OF BOARD CHAIR AND CEO POSITIONS

Mr. Gerald R. Armstrong, 820 Sixteenth Street, No. 705, Denver Colorado 80202, who held 19,377 shares of common stock on November 14, 2004 (the “Proponent”), intends to submit a resolution to stockholders for approval at the 2005 annual meeting. Mr. Armstrong’s resolution and supporting statement are printed below.

Resolution

That the shareholders of WELLS FARGO & COMPANY request their Board of Directors to take the necessary steps to amend the by-laws to require that, subject to any presently existing contractual obligations of the Company, an independent director shall serve as Chairman of the Board of Directors, and that the Chairman of the Board of Directors shall not concurrently serve as the President and Chief Executive Officer.

Supporting Statement

The primary purpose of the Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including the Director serving as President and Chief Executive Officer. The proponent believes that the separation of the roles of Chairman and CEO promote greater accountability to shareholders of our Company.

In last year’s annual meeting held on April 27, 2004, owners of 732,496,831 shares worth $41,818,244,082 on the date of the meeting voted their shares FOR a proposal requiring the Board of Directors to cease using stock options as compensation unless the costs of the options are included as an expense in the annual income and expense statements. This was the second year this proposal passed.

And, at the date this proposal is being presented, our Board has not acted upon the matter.

The proponent believes that an independent chairman would have required the necessary actions be taken in a more timely manner.

The proponent believes that Mr. Richard Kovacevich is “blocking” its adoption based on the statements in the annual reports of 2002 and 2003 and in the annual meetings held in 2003 and 2004. Also, when the proponent asked the corporate secretary, in November, 2003, as to the status of the proposal, her reply was, “Dick (Richard Kovacevich) does not want it!”

While it has been reported that our former vice chairman and chief operating officer had been forced out of those positions to create an office for another officer to be part of an acquisition, this has not happened. Clearly, it is not good stewardship to allow only one person to bear so much responsibility as in the event of a personal catastrophe to him, there is apparently no plan of succession.

The Conference Board’s report on corporate governance states: “The roles of Chairman and CEO would be performed by two separate individuals, and the Chairman would be one of the independent directors. The Commission recommends that each corporation give careful consideration, based on its particular circumstances, to separating the offices of the Chairman and Chief Executive Officer. The Commission believes that separating the positions of Chairman and CEO is fully consistent with the objectives of the [Sarbanes-Oxley] Act, the proposed New York Stock Exchange listing requirements . . . .  and that separating the roles of Chairman and CEO enhances implementation of the Act and stock exchange reforms.

If you agree, please vote FOR this proposal. Unmarked proxies will be voted against it.

Position of the Board of Directors

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 8 on the enclosed proxy card, because the Board believes it is not in the best interests of the Company and its stockholders to restrict the Board’s ability to choose the director best suited to serve as the Chairman of the Board.

The Board agrees with the Proponent that one of the primary functions of the Board of Directors is to provide independent oversight of management. However, the Board believes that effective oversight is best accomplished through the composition of the entire Board and its committees, not by forcing a separation of the roles of the Chairman of the Board and the Chief Executive Officer. At the present time, 13 of the 14 members of the Board are independent directors as determined in accordance with New York Stock Exchange rules and the Company’s Director Independence Standards. The Chairman of the Board has no greater or lesser vote on matters considered by the Board than any other director, and each director is an equal participant in the major strategic and policy decisions of the Company. The independent directors normally meet in executive session—without the Chief Executive Officer or any other Company employee present—following each regularly scheduled Board meeting. These executive sessions are led by the chair of the committee which has primary responsibility for the subject matter being discussed. In addition, each of the five standing Board committees, including the Audit and Examination Committee, the Human Resources Committee and the Governance and Nominating Committee, are comprised solely of independent directors, and each of the committees meets regularly in executive session without management present. Accordingly, the Board does not believe that a mandatory separation of the positions of Chairman of the Board and Chief Executive Officer is necessary to achieve effective independent oversight.

The Board does not have a fixed policy regarding the separation of the roles of the Chairman of the Board and the Chief Executive Officer because it believes the Board should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interests of the Company and its stockholders. The Governance and Nominating Committee of the Board of Directors and the Board do not believe such a separation is necessary or desirable for the Company and its stockholders at the present time. However, consistent with good corporate governance principles, the Governance and Nominating Committee will continue to periodically review this issue to see whether, based on the relevant facts and circumstances at such future times, separation of these offices or establishment of a lead director position would serve the best interests of the Company and its stockholders.

The basis for the Proponent’s current proposal to require that an independent director serve as Chairman of the Board appears to be his dissatisfaction with the Board’s determination that it would be premature to adopt a policy to expense stock options because of the likely adoption of a new accounting standard by the Financial Accounting Standards Board (FASB). The Proponent misstates the approval of his stockholder proposal which requested, not required, the Board to cease using executive stock options unless the costs of such options are included as an expense in the annual income and expense statements. The members of the Board take their obligations to the Company’s stockholders and to consider their proposals very seriously. In fact, in response to stockholder approval in 2002 of the Proponent’s proposal requesting the Board to eliminate the Company’s stockholder rights plan (a so-called “poison pill”), the Board considered the proposal and its approval by stockholders and took action to terminate the rights plan effective August 12, 2002. However, in the case of stockholder approval of the Proponent’s proposal requesting the Company to expense stock options, the Board of Directors gave full consideration to the proposal at a number of meetings, both before and after stockholder approval, and determined that the Company and its stockholders would be better served by waiting until resolution by the FASB of the proposed amendments to the accounting rules before changing the method of reporting employee stock option grants currently used by the Company, thus changing only once in accord with final guidance.

The Board believes the Company and its stockholders have benefited from the decision to delay the expensing of stock options. On December 16, 2004, the FASB published final guidance in Statement of Financial Accounting Standards No. 123 (revised 2004): Share-Based Payment, which mandates the expensing of stock options at the beginning of the first fiscal quarter after June 15, 2005, provides alternative ways to transition to the new accounting standards, and provides new guidance on the valuation methods that may be used. The FASB significantly changed its proposed guidance on stock option expensing during the course of developing a final standard. For example, the final standard gives the Company more flexibility in selecting an option pricing model to calculate the fair value of option grants and the choice of recognizing the cost of the grants evenly over their vesting term rather than forcing the Company to recognize more of the expense in the earlier periods of the grant. If the Company had voluntarily elected to expense stock options based on prior guidance, the Company would have made decisions different than those made in light of the final standard, which we believe may have negatively impacted the Company’s stockholders and team members.

The Company’s corporate governance structure, with its strong emphasis on independence, makes it unnecessary to have an absolute requirement that the Chairman of the Board be an independent director. The Board of Directors values its flexibility to select, on a case-by-case basis, the style of leadership best able to meet the Company’s and stockholders’ needs based on the individuals available and circumstances present at the time. An amendment to the By-Laws to mandate the separation of the roles of Chairman of the Board and Chief Executive Officer would limit the Board’s ability to select the director best suited to serve as Chairman of the Board based on then relevant, Company-specific facts, circumstances and criteria, and would impose an unnecessary restriction on the Board of Directors that is not in the best interests of the Company and its stockholders.

Accordingly, the Board of Directors recommends that stockholders vote AGAINST this proposal.

STOCKHOLDER INFORMATION

FOR FUTURE ANNUAL MEETINGS

Advance Notice Procedures

Under the Company’s By-laws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered advance notice to the Company. Such notice must contain certain information specified in the By-laws and be delivered to the Chairman and Chief Executive Officer of the Company at 420 Montgomery Street, San Francisco, California 94104, not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Stockholder Proposals for 2006

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s annual meeting of stockholders in 2006 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s Chairman and Chief Executive Officer at 420 Montgomery Street, San Francisco, California 94104 or by the Company’s Senior Vice President and Secretary, Laurel A. Holschuh, MAC #N9305-173, Sixth & Marquette, Minneapolis, Minnesota 55479 no later than November 17, 2005.

EXHIBIT A

LONG-TERM INCENTIVE COMPENSATION PLAN

1.	Purpose. The purpose of Wells Fargo & Company’s Long-Term Incentive Compensation Plan (the “Plan”) is to motivate key employees to produce a superior return to the stockholders of Wells Fargo & Company by offering them an opportunity to participate in stockholder gains, by facilitating stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining talented executives for key positions by providing an attractive capital accumulation opportunity. The Plan was originally adopted on September 25, 1984 and was most recently amended effective July 1, 2003. This amendment and restatement of the Plan, which has been approved by the Board (as defined below) subject to the approval of stockholders at the annual meeting of stockholders scheduled for April 26, 2005, shall not apply (and instead the terms of the Plan existing immediately prior to this amendment and restatement shall apply) to Awards under the Plan that were both outstanding and vested as of December 31, 2004 if and to the extent that the application of this amendment and restatement would be deemed a “material modification” of such Awards within the meaning of Section 409A of the Code.

2.	Definitions.

2.1	The following terms, whenever used in this Plan, shall have the meanings set forth below:

(a)	“Affiliate” means any corporation or limited liability company, a majority of the voting stock or membership interests of which is directly or indirectly owned by the Company, and any partnership or joint venture designated by the Committee in which any such corporation or limited liability company is a partner or joint venturer.

(b)	“Award” means a grant made under this Plan in the form of Performance Shares, Restricted Stock, Restricted Share Rights, Options, Performance Units, Stock Appreciation Rights, or Stock Awards.

(c)	“Award Agreement” means a written agreement or other communication evidencing the terms and conditions of an Award in the form of either an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or a certificate, notice, term sheet or similar communication.

(d)	“Beneficiary” means the person or persons determined in accordance with Section 12.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Business Unit Net Earnings” means the net earnings of the business unit of the Company managed by a Participant, as determined in accordance with generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the relevant performance period, and as further adjusted in the same manner provided below for Net Income.

(g)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

(h)	“Committee” has the meaning set forth in Section 3.

(i)	“Company” means Wells Fargo & Company, a Delaware corporation.

(j)	“Earnings Per Share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for the applicable performance period, adjusted in the same manner as provided below for Net Income.

(k)	“Employee” means an individual who is a common law employee (including an officer or director who is also an employee) of the Company or an Affiliate.

(l)	“Fair Market Value” as of any date means, unless a different calculation measure is specified by the Committee, the immediately preceding trading day’s closing sales price of a Share on the New York Stock Exchange.

(m)	“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

(n)	“Net Income” shall mean the Company’s net income for the applicable performance period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations, (ii) extraordinary gains or losses, (iii) the cumulative effect of changes in generally accepted accounting principles, and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified.

(o)	“Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(p)	“Option” means a right to purchase Stock.

(q)	“Participant” means a person described in Section 5 designated by the Committee to receive an Award under the Plan.

(r)	“Performance Cycle” means the period of time of not fewer than two years nor more than five years as specified by the Committee over which Performance Shares or Performance Units are to be earned.

(s)	“Performance Shares” means an Award made pursuant to Section 6 which entitles a Participant to receive Shares, their cash equivalent, or a combination thereof, based on the achievement of performance targets during a Performance Cycle.

(t)	“Performance Units” means an Award made pursuant to Section 6 which entitles a Participant to receive cash, Stock, or a combination thereof, based on the achievement of performance targets during a Performance Cycle.

(u)	“Plan” means this Long-Term Incentive Compensation Plan, as amended from time to time.

(v)	“Qualifying Performance Criteria” has the meaning set forth in Section 16.2.

(w)	“Restricted Share Right” means a grant under Section 9 of the right to receive a Share subject to vesting and such other restrictions imposed pursuant to said Section, together with dividend equivalents with respect to such Share if and as so determined by the Committee.

(x)	“Restricted Stock” means Stock granted under Section 7 that is subject to restrictions imposed pursuant to said Section.

(y)	For all Awards outstanding on November 2, 1998, “Retirement” means retirement which would entitle a Participant to a benefit under Section 6.1 or Section 6.2 of the Norwest Corporation Pension Plan or under Section 4.1 or Section 4.2 of the Norwest Financial Pension Plan if such plans had remained in effect under their terms as of November 2, 1998. For all Awards granted subsequent to November 2, 1998, “Retirement” means termination of employment after reaching the earlier of (i) age 55 with 10 completed years of service, or (ii) 80 points (with one point credited for each completed age year and one point credited for each completed year of service), or (iii) age 65. For purposes of this definition, a Participant is credited with one year of service after completion of each full 12-month period of employment with the Company or an Affiliate as determined by the Company or Affiliate.

(z)	“Return on Realized Common Equity” means the Net Income of the Company on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the relevant performance period.

(aa)	“Share” means a share of Stock.

(bb)	“Stock” means the common stock, $1 2/3 par value per share, of the Company.

(cc)	“Stock Appreciation Right” means a right awarded to a Participant pursuant to Section 11 that entitles the Participant to receive, in cash, Stock or a combination thereof, as determined by the Committee, an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a Share at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted.

(dd)	“Stock Award” means an award of Stock granted to a Participant pursuant to Section 8.

(ee)	“Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on a Restricted Share Right or Restricted Stock are in effect.

2.2	Gender and Number. Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.	Administration.

3.1	Administration of the Plan. The Plan shall be administered by the Human Resources Committee of the Board or such other committee selected by the Board and consisting of two or more members of the Board (the “Committee”). Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or cause an Award not to qualify for treatment as “performance based compensation” under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Affiliate, and/or to one or more agents.

3.2	Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are eligible to be granted Awards under Section 5, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions of Awards, including the number of Shares subject to Awards, the exercise or exercise price of such Shares, and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish and certify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of Award Agreements or other documents relating to Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 25; (vii) to interpret and construe this Plan, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

3.3	Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, Beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

4.	Shares Available Under the Plan; Limitation on Awards.

4.1	Aggregate Limits. Subject to adjustment as provided in Section 25, the aggregate number of Shares issuable pursuant to all Awards under this Plan on or after March 1, 2005 shall not exceed 236,926,113 Shares; provided that each Share issued pursuant to Awards of Performance Shares, Restricted Stock, Restricted Share Rights, Performance Units or Stock Awards shall be counted against this limit as four (4) Shares. The Shares issued pursuant to Awards granted under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

4.2	Issuance of Shares. For purposes of this Section 4, the aggregate number of Shares available for Awards under this Plan at any time shall not be reduced by Shares subject to Awards that have been canceled, expired, forfeited or settled in cash.

4.3

Tax Code Limits. No Participant may be awarded in any calendar year (i) Options or Stock Appreciation Rights covering an aggregate of more than 7,000,000 Shares or (ii) Awards other than Options or Stock Appreciation Rights covering an aggregate of more than 2,000,000 Shares, which limits shall be calculated and adjusted pursuant to Section 25 only to the extent that such calculation or adjustment will not affect the status of any Award theretofore issued or that may thereafter be issued as “performance based compensation” under Section 162(m) of the Code. The maximum amount payable pursuant to that portion of a Performance Unit granted under this Plan in any calendar year to any Participant that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall be a dollar amount not to exceed one-half of one percent (0.5%) of the Company’s Net Income for that calendar year.

5.	Participation. Participation in the Plan shall be limited to Employees of the Company or an Affiliate selected by the Committee. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any subsidiary within the meaning of the Code. Participation is entirely at the discretion of the Committee, and is not automatically continued after an initial period of participation.

6.	Performance Shares and Performance Units. An Award of Performance Shares or Performance Units under the Plan shall entitle the Participant to future payments or Shares or a combination thereof based upon the level of achievement with respect to one or more pre-established performance criteria (including Qualifying Performance Criteria) established for a Performance Cycle.

6.1	Amount of Award. The Committee shall establish a maximum amount of a Participant’s Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

6.2	Communication of Award. Each Award Agreement evidencing an Award of Performance Shares or Performance Units shall contain provisions regarding (i) the target and maximum amount payable to the Participant pursuant to the Award, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the Performance Cycle as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Award prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

6.3	Performance Criteria. Performance criteria established by the Committee shall relate to corporate, group, unit or individual performance, and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Committee; provided, however, that the performance criteria for any portion of an Award of Performance Shares or Performance Units that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award is granted. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities.

6.4	Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Award of Performance Shares or Performance Units on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

6.5	Payment of Awards. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which performance criteria have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee at the time the Award is granted, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee. Payment in Stock may be in Restricted Stock or Restricted Share Rights, as determined by the Committee at the time the Award is granted.

6.6	Termination of Employment. Unless the Committee provides otherwise:

(a)	Due to Death or Disability. If a Participant ceases to be an Employee before the end of a Performance Cycle by reason of his death or permanent disability, the Performance Cycle for such Participant for the purpose of determining the amount of Award payable shall end at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to a Participant (or the Beneficiary of a deceased Participant) to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle, and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle.

(b)	Due to Reasons Other Than Death or Disability. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.

7.	Restricted Stock Awards. An Award of Restricted Stock under the Plan shall consist of Shares the grant, issuance, retention, vesting and/or transferability of which are subject, during specified periods of time, to such conditions and terms as the Committee deems appropriate. Restricted Stock granted pursuant to the Plan need not be identical, but each grant of Restricted Stock must contain and be subject to the terms and conditions set forth below.

7.1	Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Shares subject to the Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee, (iv) restrictions on the transferability of the Award and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee. Shares issued under an Award of Restricted Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.

7.2

Vesting and Lapse of Restrictions. The grant, issuance, retention, vesting and/or settlement of Shares of Restricted Stock shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Shares of Restricted Stock subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; provided that in no event shall the grant, issuance, retention, vesting and/or settlement of Shares under an Award of Restricted Stock that is based on performance criteria and the level of achievement versus such criteria be subject to a performance period of less than one year and no condition that is based solely upon continued employment or the passage of time shall provide for vesting or settlement in full of an Award of Restricted Stock over a Term of less than three years from the date the Award is granted, in each case other than as a result of or upon the death, disability or Retirement of the Participant or a change in control of the Company. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to Restricted Stock that is granted in lieu of salary, cash bonus or other cash compensation, in which case there may be no minimum Term.

7.3	Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Restricted Stock held by such Participant as if the Participant held unrestricted Stock; provided that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to Sections 7.1, 7.2 and 7.4. Unless the Committee otherwise determines or unless the terms of the applicable Award Agreement or grant provides otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions and vesting schedule as the Shares to which such dividends or distributions relate.

7.4	Termination of Employment. Unless the Committee provides otherwise:

(a)	Due to Death, Disability, or Retirement. If a Participant ceases to be an Employee prior to the lapse of restrictions on Shares of Restricted Stock by reason of his death, permanent disability or Retirement, all restrictions on Shares of Restricted Stock held for his benefit shall immediately lapse.

(b)	Due to Reasons Other Than Death, Disability, or Retirement. Upon any other termination of employment prior to the lapse of restrictions, participation in the Plan shall cease and all Shares of Restricted Stock held for the benefit of a Participant shall be forfeited by the Participant.

7.5	Certificates. The Committee may require that certificates representing Shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Affiliate until any restrictions applicable to Shares of Restricted Stock so retained have been satisfied or lapsed. Each certificate issued in respect to an Award of Restricted Stock may, at the election of the Committee, bear the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Long-Term Incentive Compensation Plan and the Restricted Stock Award. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and the Award, a copy of each of which is on file in the office of the Secretary of Wells Fargo & Company.”

8.	Stock Awards.

8.1	Grant. A Participant may be granted one or more Stock Awards under the Plan; provided that such Award is granted in lieu of salary, cash bonus or other cash compensation. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee.

8.2	Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Section 8 upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided that the Committee may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate.

9.	Restricted Share Rights. Restricted Share Rights are Awards denominated in units under which the issuance of Shares is subject to such conditions and terms as the Committee deems appropriate. Restricted Share Rights granted pursuant to the Plan need not be identical, but each grant of Restricted Share Rights must contain and be subject to the terms and conditions set forth below.

9.1	Award Agreement. Each Award of Restricted Share Rights shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Restricted Share Rights subject to such Award or a formula for determining such number, (ii) the purchase price of the Shares subject to the Award, if any, and the means of payment, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Restricted Share Rights as may be determined from time to time by the Committee, (iv) restrictions on the transferability of the Award and (v) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Committee.

9.2	Vesting and Lapse of Restrictions. The grant, issuance, retention, vesting and/or settlement of Restricted Share Rights shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Restricted Share Rights subject to continued employment, passage of time and/or such performance criteria as deemed appropriate by the Committee; provided that in no event shall the grant, issuance, retention, vesting and/or settlement of Shares under an Award of Restricted Share Rights that is based on performance criteria and the level of achievement versus such criteria be subject to a performance period of less than one year, and no condition that is based solely upon continued employment or the passage of time shall provide for vesting or settlement in full of an Award of Restricted Share Rights over a Term of less than three years from the date the Award is granted, in each case other than as a result of or upon the death, disability or Retirement of the Participant or a change in control of the Company. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to an Award of Restricted Share Rights that is granted in lieu of salary, cash bonus or other cash compensation, in which case there may be no minimum Term.

9.3	Rights as a Stockholder. Participants shall have no voting rights with respect to Shares underlying Restricted Share Rights unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger. Shares underlying Restricted Share Rights shall be entitled to dividends or dividend equivalents only to the extent provided by the Committee. If an Award of Restricted Share Rights includes dividend equivalents, an amount equal to the dividends that would have been paid if the Restricted Share Rights had been issued and outstanding Shares as of the record date for the dividends shall be paid to the Participant in cash subject to applicable withholding taxes.

9.4	Termination of Employment. Unless the Committee provides otherwise:

(a)	Due to Death, Disability, or Retirement. If a Participant ceases to be an Employee by reason of the Participant’s death, permanent disability or Retirement, all restrictions on the Restricted Share Rights of the Participant shall lapse in accordance with the terms of the Award as determined by the Committee.

(b)	Due to Reasons Other Than Death, Disability, or Retirement. If a Participant ceases to be an Employee for any reason other than death, permanent disability or Retirement, all Restricted Share Rights of the Participant and all rights to receive dividend equivalents thereon shall immediately terminate without notice of any kind and shall be forfeited by the Participant.

10.	Options. The Committee may grant an Option or provide for the grant of an Option, either from time-to-time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals (which may include Qualifying Performance Criteria). Except to the extent provided herein, no Participant (or Beneficiary of a deceased Participant) shall have any rights as a stockholder with respect to any Shares subject to an Option granted hereunder until said Shares have been issued. Options granted pursuant to the Plan need not be identical, but each Option must contain and be subject to the terms and conditions set forth below.

10.1	Type of Option; Number of Shares. Each Option shall be evidenced by an Award Agreement identifying the Option represented thereby as an Incentive Stock Option or Non-Qualified Stock Option, as the case may be, and the number of Shares to which the Option applies.

10.2	Exercise Price. The exercise price under each Option shall be established by the Committee and shall not be less than the Fair Market Value of the Shares subject to the Option on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the Fair Market Value on the date such Option is granted.

10.3	Exercisability. The Committee shall have the right to make the timing of the ability to exercise any Option subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee, provided that in no event shall any Option awarded to a Participant provide for full vesting in a period of less than one year, other than as a result of or upon the death, disability or Retirement of the Participant or a change in control of the Company.

10.4	Exercise Term. Each Option shall have a Term established by the Committee, provided that no Option shall be exercisable after ten years from the date of grant.

10.5	Payment for Shares. The exercise price of the Shares with respect to which an Option is exercised shall be payable at the time of exercise in accordance with procedures established by the Company. The exercise price of any Option may be paid in cash or, to the extent allowed by the Committee, an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery (either physically or by attestation) of previously-owned Shares, or a combination thereof.

10.6	No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 25), an Option may not be repriced without stockholder approval

(including canceling previously awarded Options and regranting them with a lower exercise price).

10.7	Incentive Stock Options. In the case of an Incentive Stock Option, each Option shall be subject to any terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option as an Incentive Stock Option. Notwithstanding anything to the contrary in this Section 10, in the case of an Incentive Stock Option (a) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Stockholder”), the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Common Stock on the date of grant, and the Option must expire within a period of not more than five years from the date of grant, and (b) termination of employment will be deemed to occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its subsidiaries. Notwithstanding anything in this Section 10 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and shall be deemed Non-Qualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, taking Options into account in the order in which they were granted, and (ii) such Options otherwise remain exercisable but are not exercised within three months of termination of employment (or such other period of time provided in Section 422 of the Code).

10.8	Termination of Employment.

(a)	Due to Death, Disability, or Retirement. If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each outstanding Option shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Option. If a Participant dies before exercising all outstanding Options, the outstanding Options shall be exercisable by the Participant’s Beneficiary.

(b)	Other Than Death, Disability, or Retirement. Unless the Committee provides otherwise, in the event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

11.	Stock Appreciation Rights.

11.1

General. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the right an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a Share at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted. Stock Appreciation Rights may be granted to Participants from time to time either in tandem with, or as a component of, an Option granted under Section 10, other Awards granted under the Plan or stock options granted under any other Company equity compensation plan (“tandem SARs”) or without reference to other Awards or stock options (“freestanding SARs”). Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. The Committee may provide that the exercise of a tandem SAR will be in lieu of the exercise of the stock option or Award in connection with which the tandem SAR was granted. A Stock Appreciation Right may not be exercised at any time when the per Share Fair Market Value of the Shares to which it relates does not exceed the exercise price of the Option associated with those Shares. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in this Section 10, and all tandem SARs shall have the same vesting, exercisability, forfeiture and termination provisions as such Award or stock option to which they relate. Subject to the foregoing sentence and the terms of the Plan, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11.2	Exercise Price. The per Share price for exercise of Stock Appreciation Rights shall be determined by the Committee, but shall be a price that is equal to or greater than 100% of the Fair Market Value of the Shares subject to the Award on the date of grant; provided, however, that the per Share exercise price with respect to a Stock Appreciation Right that is granted in connection with a merger or other acquisition as a substitute or replacement award for stock appreciation rights held by awardees of the acquired entity may be less than 100% of the Fair Market Value on the date such Award is granted.

11.3	No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 25), a Stock Appreciation Right may not be repriced without stockholder approval (including canceling previously awarded Stock Appreciation Rights and regranting them with a lower exercise price).

11.4	Termination of Employment.

(a)	Due to Death, Disability, or Retirement

(i)	If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each outstanding freestanding SAR shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Stock Appreciation Right.

(ii)	If a Participant ceases to be an Employee by reason of his death, permanent disability or Retirement, each outstanding tandem SAR shall become exercisable to the extent and for such period or periods determined by the Committee but not beyond the expiration date of said Stock Appreciation Right. If a Participant dies before exercising all tandem SARs, the outstanding tandem SARs shall be exercisable by the Participant’s Beneficiary.

(b)	Other Than Death, Disability, or Retirement. Unless the Committee provides otherwise, in the event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

11.5

Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of cash, Shares or a combination thereof as determined by the Committee at the time the Award is granted. However, notwithstanding any other provisions of this Plan, in no event may the payment (whether in cash or Stock) upon exercise of a Stock Appreciation Right exceed an amount equal to 100% of the Fair Market Value of the Shares subject to the Stock Appreciation Right at the time of grant.

12.	Nontransferability of Rights. Unless the Committee provides otherwise, (i) no rights under any Award will be assignable or transferable and no Participant or Beneficiary will have any power to anticipate, alienate, dispose of, pledge or encumber any rights under any Award, and (ii) the rights and the benefits of any Award may be exercised and received during the lifetime of the Participant only by the Participant or by the Participant’s legal representative. The Participant may, by completing and signing a written beneficiary designation form which is delivered to and accepted by the Company, designate a beneficiary to receive any payment and/or exercise any rights with respect to outstanding Awards upon the Participant’s death. If at the time of the Participant’s death there is not on file a fully effective beneficiary designation form, or if the designated beneficiary did not survive the Participant, the person or persons surviving at the time of the Participant’s death in the first of the following classes of beneficiaries in which there is a survivor, shall have the right to receive any payment and/or exercise any rights with respect to outstanding Awards:

(a)	Participant’s surviving spouse;

(b)	Equally to the Participant’s children, except that if any of the Participant’s children predecease the Participant but leave descendants surviving, such descendants shall take by right of representation the share their parent would have taken if living;

(c)	Participant’s surviving parents equally;

(d)	Participant’s surviving brothers and sisters equally; or

(e)	The legal representative of the Participant’s estate.

If a person in the class surviving dies before receiving any payment and/or exercising any rights with respect to outstanding Awards (or the person’s share of any payment and/or rights in case of more than one person in the class), that person’s right to receive any payment and/or exercise any rights with respect to outstanding Awards will lapse and the determination of who will be entitled to receive any payment and/or exercise any rights with respect to outstanding Awards will be determined as if that person predeceased the Participant.

13.	Termination of Employment.

13.1	Transfers of employment between the Company and an Affiliate, or between Affiliates, will not constitute termination of employment for purposes of any Award.

13.2	The Committee may specify whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

14.	Reorganization. Unless the Committee or the Board otherwise determines either at the time the Award is granted or at any time thereafter, if substantially all of the assets of the Company are acquired by another corporation or in case of a reorganization of the Company involving the acquisition of the Company by another entity, then as to each Participant who is an Employee immediately prior to the consummation of the transaction:

(a)	All outstanding Options and Stock Appreciation Rights shall become exercisable immediately prior to the consummation of the transaction.

(b)	All restrictions with respect to Restricted Stock and Restricted Share Rights shall lapse immediately prior to the consummation of the transaction, and Shares free of restrictive legend shall be delivered to the Participant.

(c)	All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the consummation of the transaction. The amount of an Award payable shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters completed in the Performance Cycle through the end of the calendar quarter immediately preceding the consummation of the transaction and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after consummation of the transaction.

For avoidance of doubt, this Section 14 shall not apply to the sale or other disposition by the Company of the assets of, or stock or other ownership interests in, an Affiliate unless such disposition would constitute a disposition of substantially all of the assets of the Company.

The Committee shall take such action as in its discretion may be necessary or advisable to carry out the provisions of this Section.

15.	Board Changes. Unless the Committee or the Board otherwise determines either at the time the Award is granted or at any time thereafter, on the date that a majority of the Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, then as to any Participant who is an Employee immediately prior to said date and who ceases to be an Employee within six months after said date for any reason other than as a result of death, permanent disability or Retirement:

(i)	All outstanding Options and Stock Appreciation Rights shall become immediately exercisable and may be exercised at any time within six months after the Participant ceases to be an Employee.

(ii)	All restrictions with respect to Restricted Stock and Restricted Share Rights shall lapse and Shares free of restrictive legend shall be delivered to the Participant.

(iii)	All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to said Participant shall be that fraction of the Award computed pursuant to the preceding sentence, the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after said Participant ceases to be an Employee.

The Committee shall take such action as in its discretion may be necessary or advisable to carry out the provisions of this Section.

16.	Qualifying Performance-Based Compensation.

16.1	General. The Committee may specify that all or a portion of any Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code; provided that the performance criteria for any portion of an Award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time such Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of Shares issued or the amount paid under an Award may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

16.2	Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) Earnings Per Share, (b) Business Unit Net Earnings, (c) Return on Realized Common Equity or (d) total stockholder return.

17.	Effective Date of the Plan.

17.1	Effective Date. The Plan was originally effective as of September 25, 1984 upon the approval and ratification of the Plan by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Company. This amendment and restatement of the Plan has been approved by the Board, but it will only become effective (the “Effective Date”) when it is approved by the Company’s stockholders at the annual meeting of the Company’s stockholders on April 26, 2005 or any adjournment thereof (the “2005 Annual Meeting”). If this amendment and restatement is not approved by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present, or represented by proxy, and entitled to vote, at the 2005 Annual Meeting in accordance with the laws of the State of Delaware, this amendment and restatement shall be void and the terms of the Plan prior to the amendment and restatement shall instead govern.

17.2	Duration of the Plan. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

18.	Right to Terminate Employment. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate employment of the Participant.

19.	Compliance With Laws; Listing and Registration of Shares. All Awards granted under the Plan (and all issuances of Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Award or the issue or purchase of Shares thereunder, such Award may not be exercised in whole or in part, or the restrictions on such Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

20.	Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

21.	Withholding Taxes. The Company or an Affiliate shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or an Affiliate), including all payments under this Plan, or make other arrangements for the collection of (including through the sale of Shares otherwise issuable pursuant to the applicable Award), all legally required amounts necessary to satisfy any and all federal, state, local and foreign withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award or a disqualifying disposition of Common Stock received upon exercise of an Incentive Stock Option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Award. To the extent specified by the Committee, withholding may be satisfied by withholding Stock to be received upon exercise or vesting of an Award or by delivery to the Company of previously owned Stock. In addition, the Company may reasonably delay the issuance or delivery of Shares pursuant to an Award as it determines appropriate to address tax withholding and other administrative matters.

22.

Deferral of Payments. The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Share Rights, or in payment or satisfaction of an Award of Performance Shares or Performance Units. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(1)(B) of the Code.

23.	No Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, Beneficiary or any other person as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; (b) any tax consequence to any Participant, Beneficiary or other person due to the receipt, exercise or settlement of any Award granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Shares issued pursuant to any Award.

24.	Amendment, Modification and Termination of the Plan. The Board or Committee may at any time terminate, suspend or modify the Plan, except that the Board or Committee will not, without authorization of the stockholders of the Company, effect any change (other than through adjustment for changes in capitalization as provided in Section 25) which will:

(a)	increase the total amount of Stock which may be awarded under the Plan;

(b)	increase the individual maximum limits in Section 4.3;

(c)	change the class of Employees eligible to participate in the Plan;

(d)	permit any person, while a member of the Committee, to be eligible to participate in the Plan;

(e)	reduce the exercise price of outstanding Options or Stock Appreciation Rights;

(f)	extend the duration of the Plan; or

(g)	otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements.

No termination, suspension, or modification of the Plan will adversely affect any right acquired by any Participant or any Beneficiary under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 25 does not adversely affect any right.

25.	Adjustment for Changes in Capitalization.

(a)	In the event that the number of Shares shall be increased or decreased through a reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend (other than regular, quarterly cash dividends), or otherwise, then each Share that has been authorized for issuance under the Plan, whether such Share is then currently subject to or may become subject to an Award under the Plan, as well as the per share limits set forth in Section 4, shall be appropriately adjusted by the Committee to reflect such increase or decrease, unless the Company provides otherwise under the terms of such transaction. The terms of any outstanding Award shall also be adjusted by the Committee as to price, number of Shares subject to such Award and other terms to reflect the foregoing events.

(b)

In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, whether by reason of a merger, consolidation or otherwise, then the Committee shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan intended to qualify as Incentive Stock Options shall comply with the requirements, provisions and restrictions of the Code.

(c)	No right to purchase fractional Shares shall result from any adjustment in Awards pursuant to this Section 25. In case of any such adjustment, the Shares subject to the Award shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant, which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

ADMISSION TICKET

WELLS FARGO & COMPANY

Annual Meeting of Stockholders

April 26, 2005

Penthouse

420 Montgomery Street

San Francisco, California

This is your admission ticket to the 2005 Annual Meeting. Please show it upon your arrival, along with your photo identification. The meeting starts at 1:00 p.m., Pacific time.

ADMISSION TICKET

WELLS FARGO & COMPANY

Annual Meeting of Stockholders

April 26, 2005

Penthouse

420 Montgomery Street

San Francisco, California

This is your admission ticket to the 2005 Annual Meeting. Please show it upon your arrival, along with your photo identification. The meeting starts at 1:00 p.m., Pacific time.

CCM4521

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

ACCESS PROXY MATERIALS BY INTERNET

If you consented to access the annual report and proxy statement electronically, please go to the following internet addresses: http://www.wellsfargo.com/2004annualreport and http://www.wellsfargo.com/2005proxystatement

If you are a registered stockholder and would like to access the proxy materials electronically next year, please indicate your consent at the following internet address: http://www.econsent.com/wfc/

VOTE BY INTERNET, TELEPHONE, OR MAIL

There are three ways to vote by proxy. Your internet or telephone vote authorizes David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies, to vote your shares in the same manner as if you had marked, signed, and returned the proxy card.

TO VOTE BY INTERNET: GO TO THE INTERNET ADDRESS: http://www.eproxy.com/wfc/

•	Use the internet to vote by proxy 24 hours a day, 7 days a week, until noon (Central time) on April 25, 2005. \ Please have your proxy card and the last four digits of your Social Security number or Tax Identification number available. Follow the simple instructions when prompted.

TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-800-560-1965.

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until noon (Central time) on April 25, 2005.

•	Please have your proxy card and the last four digits of your Social Security number or Tax Identification number available. Follow the simple instructions when prompted.

TO VOTE BY MAIL: PLEASE SIGN,

DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HAVE VOTED BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL BACK YOUR

PROXY CARD.

COMPANY #

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time, at 420 Montgomery Street, San Francisco, California 94104.

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on March 8, 2005, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournments or postponements thereof, as specified on this proxy card.

TO ACCESS THE PROXY MATERIALS BY INTERNET, OR TO VOTE BY INTERNET,

BY TELEPHONE, OR BY MAIL — SEE REVERSE SIDE OF THIS PROXY CARD

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1. Election of directors:

01 J.A. Blanchard III 02 Susan E. Engel 03 Enrique Hernandez, Jr. 04 Robert L. Joss 05 Reatha Clark King	06 Richard M. Kovacevich 07 Richard D. McCormick 08 Cynthia H. Milligan 09 Philip J. Quigley 10 Donald B. Rice	11 Judith M. Runstad 12 Stephen W. Sanger 13 Susan G. Swenson 14 Michael W. Wright	☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.	☐ For ☐ Against ☐ Abstain

3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote “AGAINST” Items 4, 5, 6, 7 and 8.

4. Stockholder proposal regarding payday lending.	☐ For ☐ Against ☐ Abstain

5. Stockholder proposal regarding executive compensation and predatory lending.	☐ For ☐ Against ☐ Abstain

6. Stockholder proposal regarding performance shares.	☐ For ☐ Against ☐ Abstain

7. Stockholder proposal regarding chief executive officer compensation.	☐ For ☐ Against ☐ Abstain

8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐ For ☐ Against ☐ Abstain

9. In the proxies’ discretion, to vote on any other matter properly before the annual meeting, or any adjournment or postponement thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE. This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below and the date the Annual Meeting is completed.

If you plan on attending the Annual Meeting, please check the box: ☐

  Dated     , 2005

Address change? Mark Box ☐     Indicate changes below:

Please sign exactly as name appears on proxy card

Signature(s) in Box

If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

VOTE BY INTERNET, TELEPHONE, OR MAIL

There are three ways to vote by proxy. Your internet or telephone vote authorizes, as applicable, the 401(k) Plan Trustee, and/or David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies to vote your shares in the same manner as if you had marked, signed, and returned your instruction and proxy card.

TO VOTE BY INTERNET: GO TO THE INTERNET ADDRESS: http://www.eproxy.com/wfc/

•	Use the internet to vote by proxy 24 hours a day, 7 days a week, on or before April 22, 2005.

•	Please have your proxy card and the last four digits of your Social Security number or Tax Identification number available. Follow the simple instructions when prompted.

TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-800-560-1965.

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, on or before April 22, 2005.

•	Please have your proxy card and the last four digits of your Social Security number or Tax Identification number available. Follow the simple instructions when prompted.

TO VOTE BY MAIL: PLEASE SIGN, DATE, AND RETURN THIS INSTRUCTION AND PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HAVE VOTED BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL BACK YOUR

PROXY CARD.

COMPANY #

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This instruction and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time, from persons who participate in either (1) the Wells Fargo & Company 401(k) Plan (the “401(k) Plan”), or (2) the Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”), or (3) both the 401(k) Plan and the Stock Purchase Plan.

By signing this instruction and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, N.A., as Trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of March 8, 2005, at the Annual Meeting or any adjournments or postponements thereof as specified on this instruction and proxy card, and (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies and appoints David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, as proxies, with full power of substitution to vote all shares of the Company’s common stock held for his or her Stock Purchase Plan account as of March 8, 2005 at the Annual Meeting or any adjournments or postponements thereof as specified on this instruction and proxy card.

This instruction and proxy card must be returned to Wells Fargo Shareowner Services, as tabulation agent (the “Agent”) for Wells Fargo Bank, N.A. by April 22, 2005. For the 401(k) Plan participants, the Agent will tabulate the votes from all participants received by the deadline for Wells Fargo Bank, N.A., as Trustee. The Trustee will then determine the ratio of votes for and against each item and vote all shares held in the 401(k) Plan according to these ratios.

VOTE BY INTERNET, TELEPHONE, OR MAIL — SEE THE REVERSE SIDE OF THIS INSTRUCTION AND PROXY CARD.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1. Election of directors:

01 J.A. Blanchard III 02 Susan E. Engel 03 Enrique Hernandez, Jr. 04 Robert L. Joss 05 Reatha Clark King	06 Richard M. Kovacevich 07 Richard D. McCormick 08 Cynthia H. Milligan 09 Philip J. Quigley 10 Donald B. Rice	11 Judith M. Runstad 12 Stephen W. Sanger 13 Susan G. Swenson 14 Michael W. Wright	☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.	☐ For ☐ Against ☐ Abstain

3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐ For ☐ Against ☐ Abstain
The Board of Directors recommends a vote “AGAINST” Items 4, 5, 6, 7 and 8.
4. Stockholder proposal regarding payday lending.	☐ For ☐ Against ☐ Abstain

5. Stockholder proposal regarding executive compensation and predatory lending.	☐ For ☐ Against ☐ Abstain

6. Stockholder proposal regarding performance shares.	☐ For ☐ Against ☐ Abstain

7. Stockholder proposal regarding chief executive officer compensation.	☐ For ☐ Against ☐ Abstain

8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐ For ☐ Against ☐ Abstain

9. In the proxies’ discretion, to vote on any other matter properly before the annual meeting, or any adjournment or postponement thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE.

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below and the date the Annual Meeting is completed.

Address change? Mark Box ☐     Indicate changes below:

Dated , 2005

Please sign exactly as name appears on proxy card

Signature(s) in Box

If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

COMPANY #

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This instruction card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time, from persons who participate in the Wells Fargo Financial Thrift and Profit Sharing Plan (the “TAPS Plan”).

By signing this instruction card, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, National Association, as Trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her TAPS account as of March 8, 2005, at the Annual Meeting or any adjournments or postponements thereof as specified on this instruction card.

This instruction card must be returned to Wells Fargo Shareowner Services, as tabulation agent (the “Agent”) for the Trustee by April 22, 2005. The Agent will tabulate the votes from all participants received by the deadline for the Trustee and the Trustee will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the TAPS Plan according to these ratios.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1. Election of directors:

01 J.A. Blanchard III	06 Richard M. Kovacevich	11 Judith M. Runstad	☐ Vote FOR all nominees (except as marked)
02 Susan E. Engel	07 Richard D. McCormick	12 Stephen W. Sanger
03 Enrique Hernandez, Jr.	08 Cynthia H. Milligan	13 Susan G. Swenson
04 Robert L. Joss	09 Philip J. Quigley	14 Michael W. Wright	☐ Vote WITHHELD from all nominees
05 Reatha Clark King	10 Donald B. Rice

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.	☐ For ☐ Against ☐ Abstain

3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote “AGAINST” Items 4, 5, 6, 7 and 8.

4. Stockholder proposal regarding payday lending.	☐ For ☐ Against ☐ Abstain

5. Stockholder proposal regarding executive compensation and predatory lending.	☐ For ☐ Against ☐ Abstain

6. Stockholder proposal regarding performance shares.	☐ For ☐ Against ☐ Abstain

7. Stockholder proposal regarding chief executive officer compensation.	☐ For ☐ Against ☐ Abstain

8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐ For ☐ Against ☐ Abstain

9. In the proxies’ discretion, to vote on any other matter properly before the annual meeting, or any adjournment or postponement thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE. This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below and the date the Annual Meeting is completed.

Address change? Mark Box ☐     Indicate changes below:

Dated	, 2005

Please sign exactly as name appears on proxy card

Signature(s) in Box

If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

COMPANY #

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This instruction card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time, from persons who participate in the Pacific Northwest Employee Stock Ownership/Money Purchase Pension Plan (the “PNB Plan”).

By signing this instruction card, the undersigned revokes any prior instructions, and hereby instructs T. Rowe Price Trust Company, as Trustee (the “Trustee”), to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her PNB account as of March 8, 2005, at the Annual Meeting or any adjournments or postponements thereof as specified on this instruction card.

This instruction card must be returned to Wells Fargo Bank, N.A., as tabulation agent (the “Agent”) for the Trustee by April 22, 2005. The Agent will tabulate the votes from all participants received by the deadline for the Trustee and the Trustee will vote the shares of common stock allocated to each PNB Plan account as each participant instructs. Shares allocated to a PNB Plan account for which no instructions are received will be voted by Wilmington Trust Company, as independent fiduciary under the PNB Plan, in its discretion.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

1. Election of directors:

01 J.A. Blanchard III	06 Richard M. Kovacevich	11 Judith M. Runstad	☐ Vote FOR all nominees (except as marked)
02 Susan E. Engel	07 Richard D. McCormick	12 Stephen W. Sanger
03 Enrique Hernandez, Jr.	08 Cynthia H. Milligan	13 Susan G. Swenson
04 Robert L. Joss	09 Philip J. Quigley	14 Michael W. Wright	☐ Vote WITHHELD from all nominees
05 Reatha Clark King	10 Donald B. Rice

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.	☐ For ☐ Against ☐ Abstain

3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐ For ☐ Against ☐ Abstain

The Board of Directors recommends a vote “AGAINST” Items 4, 5, 6, 7 and 8.

4. Stockholder proposal regarding payday lending.	☐ For ☐ Against ☐ Abstain

5. Stockholder proposal regarding executive compensation and predatory lending.	☐ For ☐ Against ☐ Abstain

6. Stockholder proposal regarding performance shares.	☐ For ☐ Against ☐ Abstain

7. Stockholder proposal regarding chief executive officer compensation.	☐ For ☐ Against ☐ Abstain

8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐ For ☐ Against ☐ Abstain

9. In the proxies’ discretion, to vote on any other matter properly before the annual meeting, or any adjournment or postponement thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE. This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below and the date the Annual Meeting is completed.

Address change? Mark Box ☐ Indicate changes below:,	Dated	, 2005

Please sign exactly as name appears on proxy card

Signature(s) in Box

If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY VOTING BY INTERNET

INSTRUCTIONS: The following proxy card allows you electronically to authorize the voting of shares using the internet. To indicate your direction on each item to be acted on at the Wells Fargo & Company Annual Meeting, click on your choice next to each item. For Item 1, follow the instructions given in Item 1 to withhold authority to vote on any individual nominee for director.

Your vote will not be authorized until you have clicked the Submit Your Vote button. If you click on the Submit Your Vote button without direction on any matter, the proxy will be voted FOR Items 1, 2, and 3, AGAINST Items 4, 5, 6, 7, and 8. By clicking the Submit Your Vote button, whether or not you have given direction on any matter, you will also be authorizing the proxies named below to vote in their discretion on any matter that properly comes before the Annual Meeting. The items to be voted on at the annual meeting are described in the Proxy Statement sent by mail or electronic delivery.

Your internet vote authorizes David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies, to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

[Wells Fargo Logo]

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALIFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

This proxy is solicited by the Board of Directors of

Wells Fargo & Company (the “Company”) for use at

the Annual Meeting of Stockholders

on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time,

at 420 Montgomery Street, San Francisco, California 94104.

By completing and submitting this proxy, the undersigned hereby revokes all prior proxies, and appoints David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on March 8, 2005, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournments or postponements thereof, as specified on this proxy card.

You may vote your shares in one of two ways:

•	You may submit your vote as the Board of Directors recommends by clicking this button.

SUBMIT YOUR VOTE

•	You may vote on each item separately by following the voting instructions below.

______________________________________________________________________________________________

The Board recommends a vote “FOR” Items 1, 2, and 3.

	For All Nominees Except As Noted Below	Withhold As To All Nominees

1. Election of directors	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee’s name below.)

☐ J.A. Blanchard III	☐ Susan E. Engel	☐ Enrique Hernandez, Jr.
☐ Robert L. Joss	☐ Reatha Clark King	☐ Richard M. Kovacevich
☐ Richard D. McCormick	☐ Cynthia H. Milligan	☐ Philip J. Quigley
☐ Donald B. Rice	☐ Judith M. Runstad	☐ Stephen W. Sanger
☐ Susan G. Swenson	☐ Michael W. Wright

	For	Against	Abstain
2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan	☐	☐	☐

	For	Against	Abstain
3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐	☐	☐

The Board recommends a vote “AGAINST” Items 4, 5, 6, 7, and 8.

	For	Against	Abstain
4. Stockholder proposal regarding payday lending.	☐	☐	☐

	For	Against	Abstain
5. Stockholder proposal regarding executive compensation and predatory lending.	☐	☐	☐

	For	Against	Abstain
6. Stockholder proposal regarding performance shares.	☐	☐	☐

	For	Against	Abstain
7. Stockholder proposal regarding chief executive officer compensation.	☐	☐	☐

	For	Against	Abstain
8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐	☐	☐

9. In the proxies’ discretion, to vote on any other matter properly before the Annual Meeting, or any adjournment or postponement thereof.

IF PROPERLY SUBMITTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE.

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date your vote is submitted and the date the Annual Meeting is completed.

☐	If you plan on attending the annual meeting, please check the box.

If you are a joint owner of the shares being voted, by clicking the Submit Your Vote button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are an officer of a corporate stockholder, by clicking the Submit Your Vote button, you attest that you have the authority to authorize this proxy.

To submit your vote, please click the Submit Your Vote button below. (Your vote will not be counted until the Submit Your Vote button is clicked).

SUBMIT YOUR VOTE

Your vote has been cast.

Please take a moment to review the options below:

If you have not consented to access your Wells Fargo & Company proxy materials electronically and would like to next year, please click on the button below and follow the instructions. By consenting, you will be able to access these documents in a fast and efficient manner. For Additional information about this process, please read the Important Considerations and Frequently Asked Questions (FAQ).

CONSENT

If your address has changed over the last year, please click on the button below to submit address change:

SUBMIT ADDRESS CHANGE

If you plan to attend the Annual Meeting and need the admission ticket (the ticket also appears on the back of the proxy statement), please click on the button below to view the ticket form for printing:

ADMISSION TICKET

If you would like to vote another proxy card click on the button below.

SUBMIT ANOTHER PROXY

If you encounter difficulties in voting electronically, please complete the proxy card you received and mail it in the envelope provided to you.

WELLS FARGO & COMPANY VOTING BY INTERNET

INSTRUCTIONS: The following instruction and proxy card allows you electronically to authorize the voting of your shares using the Internet. To indicate your direction on each item to be acted on at the Wells Fargo & Company Annual Meeting, click on your choice next to each item. For Item 1, follow the instructions given in Item 1 to withhold authority to vote for any individual nominee for director.

Your vote will not be authorized until you have clicked the Submit Your Vote button. If you click on the Submit Your Vote button without direction on any matter, the proxy will be voted FOR Items 1, 2, and 3, AGAINST Items 4, 5, 6, 7, and 8. By clicking the Submit Your Vote button, whether or not you have given direction on any matter, you will also be authorizing the proxies named below to vote in their discretion on any matter that properly comes before the Annual Meeting. The items to be voted on at the annual meeting are described in the Proxy Statement that you received either by mail or electronic delivery.

Your Internet vote authorizes, as applicable, the 401(k) Plan Trustee, and/or David J. Munio, and James M. Strother, and Carrie L. Tolstedt, and each of them, with full power of substitution, as proxies, to vote your shares in the same manner as if you had marked, signed and returned your instruction and proxy card.

[Wells Fargo Logo]

WELLS FARGO & COMPANY

420 MONTGOMERY STREET

SAN FRANCISCO, CALFORNIA 94104

2005 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 26, 2005

1:00 p.m., Pacific time

This instruction and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 26, 2005 at 1:00 p.m., Pacific time, from persons who participate in either (1) the Wells Fargo & Company 401(k) Plan (the “401(k) Plan”), or (2) the Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”), or (3) both the 401(k) Plan and the Stock Purchase Plan.

By completing and submitting this instruction and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, N.A., as Trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of March 8, 2005, at the Annual Meeting or any adjournments or postponements thereof, as specified on this instruction and proxy card, and (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies and appoints David J. Munio, James M. Strother, and Carrie L. Tolstedt, and each of them, as proxies, with full power of substitution to vote all shares of the Company’s common stock held for his or her Stock Purchase Plan account as of March 8, 2005 at the Annual Meeting or any adjournments or postponements thereof, as specified on this instruction and proxy card.

This instruction and proxy card will be tabulated by Wells Fargo Shareowner Services, as tabulation agent (the “Agent”) for Wells Fargo Bank, N.A. by April 22, 2005. For the 401(k) Plan participants, the Agent will tabulate the votes from all participants received by the deadline for Wells Fargo Bank, N.A., as Trustee. The Trustee will then determine the ratio of votes for and against each item and vote all shares held in the 401(k) Plan according to these ratios.

You may vote your shares in one or two ways:

•	You may submit your vote as the Board of Directors recommends by clicking this button.

SUBMIT YOUR VOTE

•	You may vote on each proposal separately by following the voting instructions below.

______________________________________________________________________________________________

The Board recommends a vote “FOR” Items 1, 2, and 3, and “AGAINST” Items 4, 5, 6, 7, and 8.

	For All Nominees Except As Noted Below	Withhold As To All Nominees

1. Election of directors	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee’s name below.)

☐ J.A. Blanchard III	☐ Susan E. Engel	☐ Enrique Hernandez, Jr.
☐ Robert L. Joss	☐ Reatha Clark King	☐ Richard M. Kovacevich
☐ Richard D. McCormick	☐ Cynthia H. Milligan	☐ Philip J. Quigley
☐ Donald B. Rice	☐ Judith M. Runstad	☐ Stephen W. Sanger
☐ Susan G. Swenson	☐ Michael W. Wright

	For	Against	Abstain
2. Proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan	☐	☐	☐

	For	Against	Abstain
3. Proposal to ratify appointment of KPMG LLP as independent auditors for 2005.	☐	☐	☐

The Board recommends a vote “AGAINST” Items 4, 5, 6, 7, and 8.

	For	Against	Abstain
4. Stockholder proposal regarding payday lending.	☐	☐	☐

	For	Against	Abstain
5. Stockholder proposal regarding executive compensation. and predatory lending	☐	☐	☐

	For	Against	Abstain
6. Stockholder proposal regarding performance shares.	☐	☐	☐

	For	Against	Abstain
7. Stockholder proposal regarding chief executive officer. compensation	☐	☐	☐

	For	Against	Abstain
8. Stockholder proposal regarding separation of Board Chair and CEO positions.	☐	☐	☐

9. In the proxies’ discretion, to vote on any other matter properly before the annual meeting, or any adjournment or postponement thereof.

IF PROPERLY SUBMITTED, THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AGAINST ITEMS 4, 5, 6, 7 AND 8 AND IN THE MANNER SET FORTH IN ITEM 9 ABOVE.

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date your vote is submitted and the date the Annual Meeting is completed.

To submit your vote, please click the button below. (Your vote will not be counted until the Submit Your Vote button is clicked).

SUBMIT YOUR VOTE

If you encounter difficulties in voting electronically, please complete the card you received and mail it in the envelope provided to you.

2005 ANNUAL MEETING-WELLS FARGO& COMPANY

Telephone Voting Script

Proposal by Proposal

1-800-560-1965

Speech 1	Welcome to the electronic voting system. Please have your proxy card available before voting. Please enter your three digit company number located in the box in the upper right hand corner of the proxy card.

Speech 1A	One moment please while we verify your information.

Speech 2	Please enter your seven-digit NUMERIC Control Number that is located in the box directly under your company number.

Speech 3	Please enter the last four digits of the US Tax Payer Identification Number for this account followed by the pound sign.

Speech 3A	Thank you for voting your Wells Fargo & Company proxy. Your telephone vote authorizes the individuals named on the front of the proxy card to vote your shares at the annual meeting in the same manner as if you marked, signed and returned this card, including the grant of discretionary authority referenced on this card. Before voting, please read all the instructions and other information that appear on the back of your proxy card under “Vote by Telephone.”

Speech 4	To vote as the Wells Fargo & Company Board of Directors recommends on ALL items – Press 1. System goes to Closing A

Speech 5	To vote on each item separately, Press 2.

Speech 6

Item 1:

To vote for ALL nominees, Press 1; to WITHHOLD your vote from ALL nominees, Press 2; To WITHHOLD your vote from INDIVIDUAL nominees, Press 3.

If 1 or 2 is pressed, system goes to Speech 7.

If 3 is pressed, system goes to Speech 6A

Speech 6A

Enter the two digit number next to the nominee’s name from whom you wish to withhold your vote followed by the pound key or, if you have completed voting on directors, press the pound key again.

To withhold your vote from another nominee, enter the two digit number next to the nominee’s name followed by the pound key or, if you have completed voting on directors, press the pound key again.

Speech 7	Item 2: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 8	Item 3: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 9	Item 4: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 10	Item 5: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 11	Item 6: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 12	Item 7: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 13	Item 8: To vote FOR, Press 1; AGAINST, Press 2; to Abstain, Press 3.

Speech 14	If you plan on attending the annual meeting, Press 1.

System	After voting on all items has been completed – Go to Closing B

Closing A

You have cast your vote on all items as recommended by the Board of Directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting

If 1 is pressed – go to Speech 1.

Closing B

You have cast your vote as follows:

Item 1 – You have voted for all nominees – You have voted to withhold your vote from all nominees – You have voted for all nominees except for the following nominee #’s ___

Item 2 – For, Against, Abstain

and so on for all items

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1; otherwise, please hang up. Thank you for voting.

If 1 is pressed, go to Speech 1.

WELLS FARGO & COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 26, 2005

To the Holders of

Common Stock of Wells Fargo & Company:

The annual meeting of stockholders of Wells Fargo & Company (the “Company”) will be held in the Penthouse Boardroom, 420 Montgomery Street, San Francisco, California, on Tuesday, April 26, 2005, at 1:00 p.m., Pacific time. The purpose of the meeting is to:

1.	Elect directors.

2.	Vote on a proposal to approve the Company’s amended and restated Long-Term Incentive Compensation Plan.

3.	Vote on a proposal to ratify the appointment of KPMG LLP as independent auditors for 2005.

4.	Vote on a stockholder proposal regarding payday lending.

5.	Vote on a stockholder proposal regarding executive compensation and predatory lending.

6.	Vote on a stockholder proposal regarding performance shares.

7.	Vote on a stockholder proposal regarding chief executive officer compensation.

8.	Vote on a stockholder proposal regarding separation of Board Chair and CEO positions.

9.	Act on any other matters that may properly come before the meeting.

The Board recommends that stockholders vote FOR the director nominees named in the accompanying proxy statement, FOR Item 2, FOR Item 3, and AGAINST Items 4, 5, 6, 7 and 8.

Only holders of common stock at the close of business on March 8, 2005 may vote at the annual meeting or at any adjournment thereof. A list of stockholders of record who may vote at the meeting will be available during business hours for any stockholder of the Company to examine for any purpose relevant to the meeting. The list will be available for at least ten days before the meeting at the office of the General Counsel of the Company, 633 Folsom Street, San Francisco, California.

By Order of the Board of Directors,

Laurel A. Holschuh
Secretary

March 17, 2005

Dear Wells Fargo & Company Stockholder:

Enclosed is a proxy card or voting instruction/proxy card for Wells Fargo’s 2005 annual meeting of stockholders. Your proxy card contains instructions on how to vote your shares by mail, by telephone or by internet. A copy of the Notice of Annual Meeting of Stockholders for the 2005 annual meeting also appears of the reverse of this letter.

If you are a registered stockholder who shares the same address and last name as another stockholder or who has consented to electronic delivery of the proxy materials, please see the information below under “Householding” or “Internet Access to Proxy Materials.” If you are an employee who participates in Wells Fargo’s 401(k) Plan (the “401(k) Plan”) and/or Stock Purchase Plan (the “Stock Purchase Plan”), please see the information below under “Employee Plan Participants.”

Registered Stockholders

Householding. The Securities and Exchange Commission rules allow Wells Fargo to deliver a single copy of its proxy materials to multiple stockholders of record sharing the same address and last name, or whom Wells Fargo reasonably believes are members of the same family, who consent to receive a single copy of these materials in a manner provided by these rules. This practice is known as “householding.” Stockholders of record who reside at a currently householded address will receive only one copy of the 2004 annual report and 2005 proxy statement, unless Wells Fargo receives contrary instructions from an affected stockholder. Each stockholder who resides at a householded address will receive a separate proxy card. Wells Fargo will promptly deliver a separate paper copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered upon Wells Fargo receiving an oral or written request from the stockholder. A stockholder who wishes to receive a paper copy of these documents for the 2005 annual meeting or paper copies of proxy materials for future meetings should follow the instructions below under “Paper Copies of Proxy Materials.”

Internet Access to Proxy Materials. If you have consented to access via the internet the proxy materials for Wells Fargo’s 2005 annual meeting, please go to the following internet addresses: http://www.wellsfargo.com/2004annualreport and http://www.wellsfargo.com/2005proxystatement If you are a registered stockholder and would like to consent to delivery of Wells Fargo’s proxy materials via the internet next year, please go to http://www.econsent.com/wfc/ and follow the instructions for consenting. You may also revoke your consent at any time by going to this internet address and following the instructions on how to revoke.

Employee Plan Participants

If you participate in the 401(k) Plan and/or the Stock Purchase Plan, and had shares of Wells Fargo common stock credited to your plan accounts on March 8, 2005, you are entitled to give confidential instructions to Wells Fargo Bank, N.A., as 401(k) Plan trustee, for voting your 401(k) Plan shares, and to vote your Stock Purchase Plan shares directly on the proposals being submitted to stockholders at Wells Fargo’s 2005 annual meeting. As an employee participant in the 401(k) Plan and/or the Stock Purchase Plan who has access to Wells Fargo’s e-mail system, you will have received an e-mail the week of March 21, 2005 notifying you of the electronic delivery of the 2004 annual report and 2005 proxy statement for you to review before you provide your voting instructions to the trustee for the 401(k) Plan or vote your shares in the Stock Purchase Plan. Please follow the instructions in the e-mail you received to open and review the annual report and proxy statement.

Paper Copies of Proxy Materials

If you are a registered stockholder who resides at a shared address who has received a single copy of Wells Fargo’s 2004 annual report and 2005 proxy statement as described above under “Householding”, or if you have consented to electronic delivery of Wells Fargo’s proxy materials as described under “Internet Access to Proxy Materials”, and wish to receive paper copies of these proxy materials for the 2005 annual meeting and, for householded stockholders, future meetings, please contact Wells Fargo Shareowner Services by telephone at 1-651-552-6974 or 1-800-689-8788, or Wells Fargo & Company by mail at: Wells Fargo Center, Sixth and Marquette, Minneapolis, MN 55479, Attention: Corporate Secretary-MAC# N9305-173. If you are an employee who participates in the 401(k) Plan or the Stock Purchase Plan, please follow the instructions in the e-mail you received to request paper copies of the proxy materials for the 2004 annual meeting.

YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THE PROXY MATERIALS

AND VOTE YOUR SHARES AS SOON AS POSSIBLE.